Exhibit (c)(76)

Project Alpine Special Committee Materials August 26, 2018 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Table of Contents Antero Situation Overview I AM Financial Analysis II AMGP Financial Analysis III Analysis of Transaction IV Pro Forma Impact V AMGP Proposal A AM Proposal B Pro Forma Trading Analysis VI After-Tax Pro Forma Impact Supplemental Materials for AMGP Proposal VII After-Tax Pro Forma Impact Supplemental Materials for AM Proposal VIII After-Tax Distribution / Dividend Discount Analysis IX AMGP Proposal A AM Proposal B Appendix 2 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

I. Antero Situation Overview 3 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Prior vs. Current Since August 14, 2018 Special Committee Meeting Updated materials to reflect most recent AMGP and AM Proposals AMGP Proposal: 1.620x AMGP shares and $3.00 of cash consideration for each AM Unit (All-in exchange ratio of 1.775x) AM Proposal: 1.710x AMGP shares and $3.00 of cash consideration for each AM Unit (All-in exchange ratio of 1.865x) Updated materials for market prices at close 8/21/2018 4 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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# Summary of Proposal from AMGP

| Proposal Component | Description |
|---|---|
| Exchange Ratio | ■ AM Common Units would be exchanged for 1.620 AMGP shares and $3.00 per AM unit<br>■ Represents a 11% premium to current spot XR as of August 21, 2018<br>■ Based on prices as of February 23, 2018, offer implies a 30% premium to AM's closing price and 17% premium to 30-day VWAP<br>■ Based on prices as of July 20, 2018, implies a 13% premium to AM's 30-day VWAP |
| Series B Valuation | ■ Series B units will be exchanged for 18.5mm AMGP shares<br>■ Implies ~$358mm valuation at market close as of August 21, 2018<br>■ Newly issued AMGP shares will not carryover vesting requirements |
| Pro Forma Ownership Splits | ■ Pro forma for transaction equity ownership breakdown as follows:<br>□ AM Unitholders: ~59.8%<br>□ AMGP Shareholders: ~36.6%<br>□ Series B Unitholders: ~3.6% |
| AMGP's Original Stated Rationale for Transaction | ■ **Streamlined Transaction Structure**<br>□ Single, publicly-traded midstream corporation<br>□ Alignment of management incentives between AM unitholders, AMGP shareholders and Series B unitholders<br>■ **Improved Financial Performance**<br>□ Elimination of IDR's will reduce PF AMGP's cost of capital relative to SQ entity<br>□ Elimination of Series B will increase cash available for distribution to PF equity owners<br>□ Expected elimination of cash taxes payable by PF AMGP through 5-year forecast as a result of the tax basis "step-up" attributable to the Transaction and additional depreciation generated from capital investment<br>■ **Enhanced Trading Metrics**<br>□ PF AMGP will have larger float and greater liquidity<br>□ Larger potential investor base given institutional investor preference for traditional C-corp structure<br>□ New shares should, over time, be eligible for inclusion in major indices further expanding investor universe |
| Governance | ■ PF AMGP will be reestablished as a Delaware C-corp<br>■ 9-member independent, Board of Directors with no more than 4 appointed by AR, the Sponsors or Management<br>■ AR, the Sponsors, and Management agree to vote in support of independent directors nominated by the Nominations & Governance Committee |

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# Antero Entities Ownership Overview

*($ in millions, unless otherwise noted)*

## Organizational Structure Overview



Public Shareholders
Management
Sponsors
Management
72%
9%
38%
19%
20%
Antero Resources ("AR")
Antero Midstream GP LP ("AMGP")
42%
Public Shareholders
100%
100% Series A Units
Antero Midstream Partners GP LLC
Antero IDR Holdings ("IDR LLC")
100% Series B Units
Management
Non-Econ GP
100% IDRs
53% LP
Antero Midstream Partners LP ("AM")
47% LP
Public Unitholders

| Metric | AR | AM | AMGP |
|---|---|---|---|
| Price (as of 8/21/2018) | $18.10 | $30.86 | $19.36 |
| Fully Diluted Shares O/S | 322 | 188 | 186 |
| Market Equity Value | 5,826 | 5,805 | 3,605 |
| GP Equity Value | - | 3,605 | - |
| Total Equity Value | 5,826 | 9,410 | 3,605 |
| Net Debt[2] | 5,274 | 1,400 | (5) |
| Series B Value | - | - | 96 |
| Total Enterprise Value | $11,101 | $10,811 | $3,696 |
| *Value of AM Units Held* | *$3,071* | | |

| Sponsor/Management Ownership | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | AR | | | AM | | | AMGP - Series A | | | AMGP - Series B[1] | | | Total |
| | *# Shares (000s)* | *Value ($MM)* | *% Outstanding* | *# Units (000s)* | *Value ($MM)* | *% Outstanding* | *# Shares (000s)* | *Value ($MM)* | *% Outstanding* | *Units (000s)* | *Value ($MM)* | *% Outstanding* | *Total Aggregate Investment* |
| Warburg Pincus LLC | 46,609 | $844 | 14.7% | - | - | - | 55,110 | $1,067 | 29.6% | - | - | - | $1,911 |
| Yorktown Partners LLC | 12,905 | $234 | 4.1% | - | - | - | 15,534 | $301 | 8.3% | - | - | - | $534 |
| **Total Sponsor** | 59,514 | $1,077 | 18.8% | - | - | - | 70,644 | $1,368 | 37.9% | - | - | - | $2,445 |
| Paul Rady | 16,350 | $296 | 5.2% | 303 | $9 | 0.2% | 19,997 | $387 | 10.7% | 48 | $45 | 48.7% | $738 |
| Glen Warren | 10,823 | $196 | 3.4% | 207 | $6 | 0.1% | 14,931 | $289 | 8.0% | 32 | $30 | 32.5% | $522 |
| Other | 3 | $0 | 0.0% | 353 | $11 | 0.2% | 2,937 | $57 | 1.6% | 19 | $18 | 18.9% | $85 |
| **Total Management** | 29,787 | $492 | 8.6% | 863 | $27 | 0.5% | 37,865 | $733 | 20.3% | 99 | $93 | 100.0% | $1,345 |
| TOTAL | 89,301 | $1,569 | 27.3% | 863 | $27 | 0.5% | 108,509 | $2,101 | 58.3% | 99 | $93 | 100.0% | $3,790 |

Source: Company filings, FactSet as of 8/21/2018.

(1) 50% of Series B remain unvested; remaining 50% will vest half on 12/31/2018 and half on 12/31/2019. All shares automatically vest upon the liquidation of IDR LLC. Value based on 6% of AMGP equity value above $2,000mm.

(2) AR net debt consolidates for AM.

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# Antero Midstream Timeline

## Relative Performance Since AM IPO (11/5/2014)[1,2]

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AM
AM Peers
AMGP
AMGP Peers
AR
AMZ
Notable Events
Primary Issuance
Secondary Issuance
11/5/2014
AM IPO
3/24/2016
AM prices offering of ~8MM common units (~$179MM) from AR
2/6/2017
AM prices public offering of ~6MM common units (~$198MM)
9/6/2017
AM prices public offering of ~10MM common units (~$315MM) from AR
12/22/2017
The Tax Cuts & Jobs Act is signed into law
2/14/2018
SailingStone Capital files 13D disclosing 11% stake in Antero Resources
2/23/2018
Antero Midstream Partners announces the formation of Special Committee
23%
(8%)
(16%)
(18%)
(47%)
(60%)
150%
125%
100%
75%
50%
25%
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18

Source: Company filings, FactSet as of 8/21/2018.
Note: AM peers include BPMP, CNXM, EQM, HESM, NBLX, PXSP, SHLX, WES, and VLP. AMGP peers include EQGP and WGP.
Note: AM peer selection considered E&P sponsored MLPs and high-growth MLPs, categorized as such if current - 2022E distribution growth CAGR is greater than 10%.
(1) Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid.
(2) AM price performance indexed to IPO price of $25.00 and AMGP price performance indexed to IPO price of $23.50.

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# Antero Midstream Timeline

## Relative Performance Since Committee Announcement (2/23/2018)[1]

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AM
AM Peers
AMGP
AMGP Peers
AM E&P Sponsored Peers
AR
AMZ
130%
120%
110%
100%
90%
80%
Feb-18
Mar-18
Apr-18
May-18
May-18
Jun-18
Jul-18
Aug-18
16%
11%
8%
1%
(3%)
(4%)
(7%)

Source: Company filings, FactSet as of 8/21/2018.
Note: AM peers include BPMP, CNXM, EQM, HESM, NBLX, PXSP, SHLX, WES, and VLP. AM E&P Sponsored peers include CNXM, EQM, HESM, and NBLX. AMGP peers include EQGP and WGP.
Note: AM peer selection considered E&P sponsored MLPs and high-growth MLPs, categorized as such if current - 2022E distribution growth CAGR is greater than 10%.
(1) Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid.

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Antero Midstream Timeline Relative Performance Since Committee Announcement (2/23/2018)(1) AM CNXM EQ M HESM NBL X 130% 120% 16% 14% 12% 110% 100% (8%) (10%) 90% 80% 23-Feb-18 18-Mar-18 10-Apr-18 3-May-18 26-May-18 18-Jun-18 11-Jul-18 3-Aug-18 9 Source: Company filings, FactSet as of 8/21/2018. (1) Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid. CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Historical XR & Distribution Since AMGP IPO (5/4/17) Comparison ($ in millions, unless otherwise noted) Historical AM/AMGP Exchange Ratio Contrac tual Valuation Yield-Based Valuation 2.20x 2.00x Adj. XR 1.80x 1.775x 1.707x (3) 1.594x 1.60x 1.40x 1.20x May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Antero Midstream Historical Distribution Split by Entity(1) AM AMGP Series B AM Distribution CAGR: 29% AMGP Distribution CAGR: 136% 1% 1% 2% 16% 1% 1% 19% 22% 24% Q1 '15 '17 '17 70% 7 / $0.18 $29 / $0.19 $36 / $0.21 $39 / $0.22 $41 / $0.24 $44 / $0.25 $47 / $0.27 $50 / $0.28 $56 / $0.30 $60 / $0.32 $63 / $0.34 $68 / $0.37 Q1-'15 - Q2$'015/ $0.00 - Q3 '15 $1 / $0.Q041'15 - $2Q/1$'106.01 - Q2$'136/ $0.02 Q3 '16 - $5 / $0Q.043'16 - $7Q/1 $'107.04 $0 Q2$'171 / $0.06 Q3 '17 $14 / $0Q.40'817 $18Q1/'1$80.10 $1 Q2$'1282 / $0.13 - - $1 $1 $1 AMGP(2) - - $0 $1 $2 $3 $5 $7 $11 $5 / $0.05 $11 / $0.06 $14 / $0.08 $20 / $0.11 $20 / $0.11 Source: Company filings, FactSet as of 8/21/2018. (1) (2) (3) AM CAGR is calculated from Q1’15 to Q1’18. AMGP CAGR is calculated from Q2’17 to Q1’18 based on initial post-IPO distribution grossed up for full quarter. AMGP attributable distribution per AM LP unit pre-IPO. AMGP CAFD & declared distribution post-IPO. Adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm). Proposal % Premium / (Discount) calculated as premium / (discount) between current proposal (1.775x) and adjusted XR. 10 (4) AM LP$27 / $0.18 $29 / $0.19 $36 / $0.21 $39 / $0.22 $41 / $0.24 $44 / $0.25 $47 / $0.27 $50 / $0.28 $56 / $0.30 $60 / $0.32 $63 / $0.34 $68 / $0.37 $73 / $0.39 $71 / $0.42 Series B-- - - - - - $0 $1 $1 $1 $1 $2 $2 1% 1% 1% 1% 2% 2% 2% Q2 '15 100% Q3 100% '15 1% 99% Q4 2% '15 98% 4% Q1 '16 96% 6% Q2 94% '16 Q3 16% 19% 22% 24% 26% 28% 12% '16 87% Q2 9% 91% 77% Q4 '16 83% '17 74% Q1 80% Q3 '17 72% Q4 AMGP Proposal Spot XR Series B Conversion Units18.518.523.0 Adj. AM GP Share Pric e$18.08$18.79$19.36 Current AM Share Pric e$30.86$30.86$30.86 At 2/23/2018 Adjusted XR1.707x1.643x1.594x AM GP Units O utstanding Inc luding Series B204.7204.7508.9 Sample Adjusted XR Calculation AMGP Proposal % Period Spot X R Adj. X R(2) Premium / (Discount)(1) At Transac tion Contrac tual Valuation AM GP Shares O utstanding186.2186.2186.2 AM GP Units IssuedNANA299.8 AM GP Pric e$19.36$19.36$19.36 AMGP Proposal --1.775x --Current 1.594x 1.707x 4.0% 3-Month Average (Current) 1.622x 1.738x 2.1% 30-Day Average (Current) 1.648x 1.766x -0.5% 2/23/2018 1.380x 1.478x 20.1% 3-Month Average (at 2/23/2018) 1.484x 1.588x 11.7% 30-Day Average (at 2/23/2018) 1.444x 1.543x 15.0% Since AMGP IPO Average 1.567x 1.678x 5.8% AM GP M arket Value$3,605$3,605$9,408 2018E Series B CFNA$7NA 2018E YieldNA2.8%NA Series B Threshold$2,000 NA$2,000 Series B Redem ption Right6.0%NA6.0% Implied Series B Valuation$96$241$445 AM GP Equity Value Inc luding Series B$3,701$3,846$9,853 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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# Analyst Perspectives on Situation

Price Target | Current Price | Median Price Target

## AR


$18.10 $23.00
Susquehanna Financial Group: 8-10-18 $27
TD Securities: 8-2-18 $25
Restricted: 8-8-18 $25
Scotia Howard Weil: 8-21-18 $25
Tudor Pickering Holt & Co.: 4-3-18 $24
Stifel Nicolaus: 7-18-18 $23
SunTrust Robinson Humphrey: 8-2-18 $23
MUFG Securities Americas: 8-2-18 $23
Wolfe Research: 8-14-18 $23
Jefferies: 8-2-18 $22
Raymond James: 8-3-18 $22
Wells Fargo Securities: 8-3-18 $22
Evercore ISI: 8-17-18 $22
Morningstar Equity Research: 8-2-18 $21
BMO Capital Markets: 8-10-18 $21
Peters & Co. Limited: 8-20-18 $20

*"AR delivered better than expected 1Q18 results on stronger margins and a big gain on gas marketing for the quarter. While guidance would indicate the marketing gain is likely not repeatable, the company's upstream operations are getting incrementally more efficient driven by longer laterals and larger pads, and the company remains on track for 20% volume growth in 2018."*

***Jefferies, 5/01/2018***

## AM


$30.86 $38.00
Restricted: 8-17-18 $51
JonesTrading: 8-3-18 $41
Ladenburg Thalmann & Co: 8-2-18 $40
MUFG Securities Americas: 8-2-18 $40
Scotia Howard Weil: 8-21-18 $40
Tudor Pickering Holt & Co.: 4-23-18 $38
Wells Fargo Securities: 8-8-18 $38
Raymond James: 8-2-18 $38
Stifel Nicolaus: 8-2-18 $35
Restricted: 5-16-18 $34
Restricted: 7-9-18 $33

*"We see AM as well positioned to capitalize on AR growth, especially as the organic opportunity set appears deep with >3,300 economic drilling. We expect stout throughput volume growth to support distribution CAGR of 28-30% through 2020 with continued robust growth thereafter, all while maintaining solid coverage. Superior distribution growth, a strong B/S, and substantial coverage differentiate AM from peers, in our view."*

***J.P. Morgan, 2/26/2018***

## AMGP


$19.36 $23.50
Raymond James: 8-2-18 $27
MUFG Securities Americas: 8-2-18 $26
Restricted: 8-17-18 $26
Ladenburg Thalmann & Co: 8-2-18 $24
Scotia Howard Weil: 8-21-18 $24
Restricted: 7-9-18 $23
Jones Trading: 8-3-18 $23
Wells Fargo Securities: 8-8-18 $23
Tudor Pickering Holt & Co.: 4-23-18 $22
Restricted: 5-16-18 $22

*"While there are several permutations, we've analyzed two scenarios: (1) AM acquires AMGP and (2) AMGP acquires AM (our analysis assumes a 10% premium under each scenario). Regardless of which way the transaction goes, we estimate the pro forma entity could grow its cash flows at a five-year CAGR of 19%, with better alignment to AR.*

***Wells Fargo, 5/03/2018***

Source: Broker research commentary. FactSet as of 8/21/2018.
Note: TPH Research restricted on 4/17/18.

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II. AM Financial Analysis 12 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Selected Comparable Company Analysis Dist. Growth 2018E to 2020E CAGR Unit Price at 8/21/2018 Total Equity Market Value(1) Enterprise Value % Dist. to GP/IDRs Price (Yield) DCF / LP Unit EBITDA 2018E Coverage Company Current 2018E 2018E 2019E 2018E 2019E DCF / Unit DCF / Unit Source: FactSet as of 8/21/2018 and Wall Street research. (1) (2) (3) (4) Values GP and IDR cash flow at LP yield for MLPs with non-public GPs. Defined as high-growth MLP if current – 2020E distribution growth CAGR is greater than 10%. Based on Wall Street consensus estimates as compiled by FactSet. Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream. Implied unit prices are calculated based on Management projections. 13 (5) LP Distribution / Unit Yield Range Implied Unit Price AM at Mgmt.AM at WSC Low Median High Low Median High 2018E Distribution$1.72$1.717.9%5.9%4.6% Yield $21.71$28.90$37.39 Metric Multiple Range Implied Unit Price(5) AM at Mgmt.AM at WSC Low Median High Low Median High 2018E LP$2.04$2.209.7x13.4x15.2x $19.74$27.38$31.07 2019E LP$2.74$2.698.0x12.0x13.7x $21.80$32.89$37.58 Metric Multiple Range Implied Unit Price (5) AM at Mgmt.AM at WSC Low Median High Low Median High 2018E EBITDA$730$71412.0x14.3x18.7x $19.39$28.20$45.25 2019E EBITDA$989$9368.3x11.2x12.7x $16.65$31.73$39.68 Mean $6,109 $8,061 15% 17% 5.8% 6.0% 13.4x 12.0x 14.9x 11.2x 1.31x Median $4,027 $5,202 15% 28% 5.6% 5.9% 13.4x 12.0x 14.3x 11.2x 1.23x Low $1,326 $1,940 5% 0% 4.5% 4.6% 9.7x 8.0x 12.0x 8.3x 1.03x High $13,691 $17,878 20% 38% 7.8% 7.9% 15.2x 13.7x 18.7x 12.7x 2.00x E&P Sponsored Mean $6,138 $8,263 14% 18% 6.4% 6.5% 11.9x 10.3x 13.9x 10.8x 1.30x E&P Sponsored Median $1,992 $3,354 15% 12% 6.6% 6.7% 11.8x 9.5x 14.3x 11.0x 1.13x Other High - Growth MLP Mean $6,071 $7,807 13% 24% 5.6% 5.8% 14.2x 12.5x 15.0x 11.5x 1.26x Other High - Growth MLP Median $5,647 $7,204 13% 30% 5.5% 5.8% 14.3x 12.4x 14.2x 11.5x 1.28x AM at WSC (3,4) $30.86 $9,507 $10,902 28% 30% 5.1% 5.5% 14.0x 11.5x 15.3x 11.7x 1.26x AM at Mgmt. Estimates $30.86 $9,507 $10,902 29% 30% 5.1% 5.6% 15.1x 11.3x 14.9x 11.0x 1.27x E&P Spon. Western Gas Partners, L.P. $50.85 $13,691 $17,878 5% 35% 7.5% 7.5% 9.7x 8.0x 14.8x 12.4x 1.09x CNX Midstream Partners LP 20.35 1,468 1,940 15% 12% 6.6% 6.7% 11.8x 8.8x 12.0x 8.3x 1.28x HG & E&P Spon.(2)` Hess Midstream Partners LP 23.76 1,326 3,354 15% 2% 5.6% 5.9% 15.2x 13.7x 13.6x 11.2x 1.13x Noble Midstream Partners LP 47.64 1,992 3,160 20% 5% 4.5% 4.6% 12.2x 11.6x 14.3x 10.9x 2.00x EQT Midstream Partners LP 55.83 12,214 14,984 15% 35% 7.8% 7.9% 10.4x 9.5x 14.9x 11.0x 1.03x Other High Growth MLP Shell Midstream Partners LP 23.40 7,267 9,206 12% 28% 6.2% 6.4% 14.5x 12.4x 15.4x 11.2x 1.10x BP Midstream Partners LP 20.59 2,302 2,607 14% 0% 5.2% 5.4% 14.6x 12.5x 18.7x 12.7x 1.23x Valero Energy Partners LP 39.52 4,027 5,202 15% 32% 5.6% 5.7% 13.4x 12.0x 12.9x 10.2x 1.40x Phillips 66 Partners LP 53.06 10,689 14,214 10% 38% 5.4% 5.8% 14.1x 13.1x 13.1x 11.8x 1.33x M K L Enterprise Value / I J Price / G H LP Distribution / Unit / F E D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Precedents | MLP Transactions Analysis 6/19/18 Cheniere Energy Inc. Cheniere Energy Partners LP Holdings 5,651 10.7x $5,526 10.4x $1,240 2.2% 0% No C-Corp Affiliate 3/26/18 Tall Grass Energy GP, LP Tallgrass Energy Partners, LP 8,361 12.0x 8,083 11.6x 1,686 0.6% 0% Yes C-Corp Affiliate 1/2/18 Archrock, Inc Archrock Partners, LP 2,438 9.6x 2,358 9.3x 607 23.4% 0% Yes C-Corp Affiliate 5/18/17 Energy Transfer Partners, LP PennTex Midstream Partners, LP 963 12.6x 873 11.4x 280 20.1% 100% Yes MLP Affiliate 4/3/17 World Point Terminals, Inc. World Point Terminals, LP 594 9.1x 570 8.8x 159 5.8% 100% Yes C-Corp Affiliate 1/27/17 Enbridge Energy Company Midcoast Energy Partners, LP 1,176 11.4x 1,194 11.6x 170 (8.6%) 100% Yes C-Corp Affiliate 10/24/16 American Midstream Partners LP JP Energy Partners LP 476 8.6x 476 8.6x 302 9.1% 0% No MLP 3rd Party 5/30/16 SemGroup Corp. Rose Rock Midstream 2,034 12.0x 2,034 12.0x 771 0.0% 0% Yes C-Corp Affiliate 8/1/16 Transocean, Inc Transocean Partners 1,202 3.5x 1,153 3.3x 259 20.8% 0% No C-Corp Affiliate 7/13/15 MPLX LP MarkWest Energy Partners, LP 22,360 22.8x 22,360 22.8x 16,612 36.3% 8% No MLP 3rd Party 4/6/15 Tesoro Logistics LP QEP Midstream Partners LP 1,145 7.5x 1,104 7.2x 394 8.6% 0% No MLP Affiliate 6/15/14 Williams Partners LP Access Midstream Partners LP 35,891 11.0x 35,891 11.0x 23,579 1.3% 0% No MLP Affiliate 11/12/14 Enterprise Products Partners LP Oiltanking Partners LP 4,289 23.0x 4,243 22.8x 1,392 1.7% 0% No MLP Affiliate 8/10/14 Kinder Morgan Inc. El Paso Pipeline Partners 13,677 11.9x 13,193 11.4x 5,421 15.4% 12% Yes C-Corp Affiliate 10/10/13 Regency Energy Partners LP PVR Partners LP 5,659 13.5x 5,659 13.5x 3,931 25.7% 1% No MLP 3rd Party 5/6/13 Inergy Midstream LP Crestwood Midstream Partners LP 2,643 14.6x 2,643 14.6x 1,661 14.5% 4% No MLP 3rd Party 2/23/11 Enterprise Products Partners Duncan Energy Partners LP 3,282 9.5x 2,973 8.6x 1,006 28.1% 0% No MLP Affiliate Mean 12,092 9.8x 11,802 9.6x 4,240 9.7% 37% Affiliate Mean 5,653 14.0x 5,642 14.0x 3,831 18.7% 22% Ov erall AMGP Proposal AM Proposal Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011. Note: Considers transactions where target is an MLP. (1) (2) (3) (4) (5) Based on Wall Street research. Non-adjusted transaction TEV values affiliated and non-affiliated units at offer price. Adjusted transaction TEV value affiliated units at market price and non-affiliated units at offer price. Illustrative transaction value for PF AMGP at AMGP Proposal includes conversion of Series B units, AM existing debt, and the purchase of AM units outstanding. Excludes transaction fees. Premium to Series B implied current XR of 1.871. Illustrative transaction value for PF AMGP at AM Proposal includes conversion of Series B units, cash consideration to avoid share selling, AM existing debt, and the purchase of AM units outstanding. Excludes transaction fees. Assumes cash consideration of $3.00 per public unit outstanding. Premium to Series B implied current XR of 1.871. 14 C-Corp Buying MLP Median $4,375 10.6x $4,284 10.5x $1,078 8.8% 6% Median $4,289 10.7x $4,243 10.5x $1,240 8.6% 0% Mean 15,329 10.8x 15,121 10.6x 6,283 10.1% 25% 3rd Party Median $4,858 13.5x $4,858 13.5x $1,982 15.2% 4% Median $4,573 11.2x $4,550 11.2x $1,674 11.9% 0% Mean 12,768 11.7x 12,612 11.5x 5,634 12.4% 24% --Antero Midstream GP LP (4)Antero Midstream Partners LP $11,134 15.3x ---- --4.0% 5% Yes C-Corp Affiliate --Antero Midstream GP LP (5)Antero Midstream Partners LP 11,440 15.7x ---- --9.3% 5% Yes C-Corp Affiliate 1/29/13 Kinder Morgan Energy Partners LP Copano Energy LLC 4,858 14.9x 4,858 14.9x 3,911 23.5% 0% No MLP 3rd Party 8/27/13 Plains All American LP PAA Natural Gas Storage LP 2,531 20.1x 2,434 19.4x 755 8.5% 0% No MLP Affiliate 7/24/14 Breitburn Energy Partners QR Energy LP 2,856 9.4x 2,856 9.4x 1,811 17.5% 19% No MLP 3rd Party 8/10/14 Kinder Morgan Inc. Kinder Morgan Energy Partners 52,566 8.8x 52,351 8.8x 27,351 12.0% 12% Yes C-Corp Affiliate 10/13/14 Targa Resources Partners LP Atlas Pipeline Partners LP 6,002 17.5x 6,002 17.5x 3,866 15.0% 3% No MLP 3rd Party 1/26/15 Energy Transfer Partners, LP Regency Energy Partners LP 18,593 11.0x 18,593 11.0x 11,276 13.2% 1% No MLP Affiliate 5/6/15 Crestwood Equity Partners, LP Crestwood Midstream Partners 6,920 11.9x 6,901 11.9x 3,381 17.2% 0% No MLP Affiliate 10/26/15 Western Refining, Inc. Northern Tier Energy 5,286 11.8x 5,185 11.5x 1,982 11.7% 65% Yes C-Corp 3rd Party 11/3/15 Targa Resources Corp. Targa Resources Partners LP 12,229 10.6x 12,138 10.5x 6,672 18.4% 0% Yes C-Corp Affiliate 9/26/16 TranscanadaColumbia Pipeline Partners 3,464 4.9x 3,384 4.8x 915 11.1% 100% Yes C-Corp Affiliate 11/21/16 Sunoco Logistics Partners, LP Energy Transfer Partners, LP 54,455 9.7x 54,455 9.7x 21,965 (0.2%) 0% No MLP Affiliate 2/1/17 ONEOK, Inc ONEOK Partners, LP 23,654 12.0x 22,380 11.4x 9,309 25.8% 0% Yes C-Corp Affiliate 3/2/17 VTTI, B.V VTTI Energy Partners, LP 1,867 9.2x 1,842 9.1x 481 6.0% 100% Yes C-Corp Affiliate 8/29/17 Zenith Energy US, LP Arc Logistics Partners LP 736 12.9x 736 12.9x 407 15.2% 100% Yes MLP 3rd Party 2/7/18 Terra Nitrogen GP, Inc. Terra Nitrogen Co. LP 1,474 7.0x 1,432 6.8x $387 3.7% 100% Yes C-Corp Affiliate 5/17/18 Williams CompaniesWilliams Partners, LP 57,793 12.6x 56,013 12.2x 10,427 6.4% 0% Yes C-Corp Affiliate A B C D E F G H I J K L M Announcement Date Acquiror Target Transaction Value TEV / FY1 EBITDA(1,2) Adj. Transaction Value(1,3) Adj. TEV / FY1 EBITDA(1,3) Deal Value 1-Day Premium % Cash Taxable Transaction Buyer Type Transaction Type 8/1/18 Energy Transfer Equity, L.P. Energy Transfer Partners $66,981 8.9x 66,915 8.9x 27,179 11.2% 0% No MLP Affiliate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# AM DCF Analysis | AR Base Volumes Case

Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

## Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

| Discount Rate | 2022E DCF Multiple 9.0x | 10.5x | 12.0x |
|---|---|---|---|
| 8.0% | $38.81 | $43.72 | $48.64 |
| 10.0% | $36.67 | $41.27 | $45.88 |
| 12.0% | $34.68 | $39.01 | $43.33 |

## Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

| Discount Rate | 2022E Distribution Yield 8.0% | 7.0% | 6.0% |
|---|---|---|---|
| 8.0% | $47.23 | $52.82 | $60.28 |
| 10.0% | $44.52 | $49.76 | $56.75 |
| 12.0% | $42.02 | $46.94 | $53.50 |

## Discounted Levered DCF Analysis

Supplemental Calculation Detail

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| LP DCF per Unit | $1.08 | $2.74 | $3.24 | $3.75 | $4.29 |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | |
| PV of LP DCF per Unit | $1.05 | $2.49 | $2.67 | $2.82 | |
| Disc. LP DCF Total | | | | | $9.03 |
| Terminal Multiple | | | | | 10.5x |
| Terminal Disc. Factor | | | | | 0.716 |
| Implied Terminal Value per Unit | | | | | $32.24 |
| Implied Value per Unit | | | | | $41.27 |

## Discounted Distribution Analysis

Supplemental Calculation Detail

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| LP Distribution Per Unit | $0.91 | $2.21 | $2.85 | $3.42 | $4.10 |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | |
| PV of LP Dist. per Unit | $0.89 | $2.01 | $2.36 | $2.57 | |
| Disc. LP Dist. Total | | | | | $7.82 |
| Terminal Yield | | | | | 7.0% |
| Terminal Disc. Factor | | | | | 0.716 |
| Implied Terminal Value per Unit | | | | | $41.94 |
| Implied Value per Unit | | | | | $49.76 |

Source: Management projections and FactSet as of 8/21/2018.

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AM Illustrative AR Base Volumes Case Discounted Future Value AM Status Quo $59.16 $52.36 $51.83 $46.33 $46.08 $45.63 $40.58 $39.91 $35.28 $30.86 2019E 2020E 2021E 16 Source: Management projections and FactSet as of 8/21/2018. Note: Valuation based on annual distributions. Assumptions Management projections Valuation date as of 6/30/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 6.0% 7.0% 8.0% Current Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# AM DCF Analysis | AR Downside Volumes Case

## Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

### Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

| Discount Rate | 2022E DCF Multiple: 9.0x | 10.5x | 12.0x |
|---|---|---|---|
| 8.0% | $34.30 | $38.61 | $42.91 |
| 10.0% | $32.41 | $36.45 | $40.49 |
| 12.0% | $30.66 | $34.45 | $38.25 |

### Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

| Discount Rate | 2022E Distribution Yield: 8.0% | 7.0% | 6.0% |
|---|---|---|---|
| 8.0% | $40.04 | $44.71 | $50.92 |
| 10.0% | $37.76 | $42.14 | $47.97 |
| 12.0% | $35.66 | $39.76 | $45.24 |

### Discounted Levered DCF Analysis

Supplemental Calculation Detail

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| LP DCF per Unit | $1.01 | $2.40 | $3.02 | $3.33 | $3.76 |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | |
| PV of LP DCF per Unit | $0.98 | $2.19 | $2.50 | $2.50 | |
| Disc. LP DCF Total | | | | | $8.17 |
| Terminal Multiple | | | | | 10.5x |
| Terminal Disc. Factor | | | | | 0.716 |
| Implied Terminal Value per Unit | | | | | $28.28 |
| Implied Value per Unit | | | | | $36.45 |

### Discounted Distribution Analysis

Supplemental Calculation Detail

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| LP Distribution Per Unit | $0.86 | $2.15 | $2.58 | $2.97 | $3.42 |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | |
| PV of LP Dist. per Unit | $0.84 | $1.95 | $2.13 | $2.23 | |
| Disc. LP Dist. Total | | | | | $7.15 |
| Terminal Yield | | | | | 7.0% |
| Terminal Disc. Factor | | | | | 0.716 |
| Implied Terminal Value per Unit | | | | | $34.99 |
| Implied Value per Unit | | | | | $42.14 |

Source: Management projections and FactSet as of 8/21/2018.

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AM Illustrative AR Downside Volumes Case Discounted Future Value AM Status Quo $49.98 $45.83 $43.86 $41.88 $39.98 $39.27 $36.29 $35.60 $32.11 $30.86 2019E 2020E 2021E 18 Source: Management projections and FactSet as of 8/21/2018. Note: Valuation based on annual distributions. Assumptions Management projections Valuation date as of 6/30/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 6.0% 7.0% 8.0% Current Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# Status Quo AM After Tax Cash Flow

## 7% Yield-Based Terminal Value

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| BT LP Distribution Per Unit | | | | | $4.10 |
| AT LP Distribution Per Unit | $0.91 | $2.21 | $2.85 | $3.41 | $4.09 |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | 0.683 |
| PV of LP Dist. per Unit | $0.89 | $2.01 | $2.35 | $2.56 | $2.79 |
| Disc. LP Dist. Total | | | | | $10.61 |
| Terminal Yield | | | | | 6.0% |
| Implied Terminal Future Value per Unit | | | | | $68.33 |

| | |
|---|---|
| **Tax Calculation:** | |
| Average Purchase Price | $26.64 |
| Existing RoC | ($3.37) |
| **Beginning Tax Basis** | **$23.27** |

| | 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Beg. Avg. Tax Basis / Unit | $23.27 | $20.49 | $17.50 | $13.99 | $10.19 |
| Less: Distributions / Unit | (1.72) | (2.21) | (2.85) | (3.42) | (4.10) |
| Plus: Net Income Allocated | (1.07) | (0.78) | (0.66) | (0.38) | 0.05 |
| **Avg. EOY Basis / Unit** | **$20.49** | **$17.50** | **$13.99** | **$10.19** | **$6.14** |
| **Implied Terminal Value per Unit** | | | | | $68.33 |
| Less: Basis at YE 2022E | | | | | ($6.14) |
| Less: PAL at YE 2022E | | | | | ($3.96) |
| **Gain Subject to Tax** | | | | | $58.24 |
| Capital Gain | | | | | $39.29 |
| Ordinary Gain | | | | | $18.94 |
| **Total Gain** | | | | | **$58.24** |
| **Total Tax on Gain per Unit** | | | | | |
| Tax on Ordinary Gain - 33.4% | | | | | $6.33 |
| Tax on Capital Gain - 23.8% | | | | | 9.35 |
| State Tax on Ordinary Income - 5.2% | | | | | 0.98 |
| State Tax on Capital Gain - 5.2% | | | | | 2.04 |
| **Total Tax on Gain** | | | | | **$18.70** |
| *Total Effective Tax Rate* | | | | | *32.1%* |
| After-Tax Future Value per Unit | | | | | $49.63 |
| *Terminal Disc. Factor* | | | | | *0.651* |
| Implied Present Value per Unit at 6% Terminal Yield | | | | | $42.92 |
| Implied Present Value per Unit at 7% Terminal Yield | | | | | $38.41 |
| Implied Present Value per Unit at 8% Terminal Yield | | | | | $35.02 |

Source: Management projections and FactSet as of 8/21/2018.

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III. AMGP Financial Analysis 20 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Selected Comparable Company Analysis GP EBITDA (2) CAFD (3) Unit Price at 8/21/2018 Total Entity Equity Value Total Entity TEV Implied GP Equity Value Implied GP TEV Price (Yield) (1) 2018E - 2022E Dist. CAGR Company Current 2018E 2018E 2019E 2018E 2019E EQT GP Holdings LP(6) $22.17 $6,706 $7,207 $5,488 $6,706 5.5% 5.5% 19.0x 15.4x 17.7x 14.3x 25.3% Western Gas Equity Partners, LP 35.54 7,782 9,024 5,232 7,779 6.6% 6.6% 17.6x 16.1x 15.2x 13.8x 11.1% CAFD With Series B Conversion Source: FactSet as of 8/21/2018 and Wall Street research. Note: Implied GP value calculated as the equity value of GP - equity value of the LP units held + net debt held by the GP. (1) (2) Total entity distribution yield calculated as GP distribution per unit / share over current GP unit / share price. Total entity enterprise value calculated as the equity value of GP + net debt held by the GP. GP EBITDA calculated as total distributions to the GP. For AMGP, EBITDA calculated as total distributions to IDR, LLC less Series B payments. Implied GP equity value calculated as GP share / unit price times GP shares outstanding. Cash available for distribution (CAFD) calculated as GP EBITDA less interest expense and maintenance capex. Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream. Implied share prices are calculated based on Management projections. EQGP Pro Forma for RMP acquisition announced April 2018. “Total HoldCo Distributions with Series B Conversion” calculated as HoldCo distributions with post-tax Series B payments added back in over (AMGP FD S/O + 18.5mm Series B converted units). (3) (4) (5) (6) (7) 21 Total HoldCo Distributions (7) Yield Range Implied Total Entity Share Price AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High 2018E Distribution $106 $105 6.6% 6.1% 5.5% Yield $7.78 $8.54 $9.47 Series B AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High 2019E $166 $177 13.8x 14.1x 14.3x $11.22 $11.42 $11.61 AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High With Series 2019E EBITDA $237 $235 15.4x 15.7x 16.1x B Conversion $17.82 $18.21 $18.59 Implied GP Share Pric(e5) Multiple Range Metric Implied Total Entity Share Price(5) Multiple Range Metric Series B Mean $7,244 $8,116 $5,360 $7,243 6.0% 6.1% 18.3x 15.7x 16.4x 14.1x 18.2% Median $7,244 $8,116 $5,360 $7,243 6.0% 6.1% 18.3x 15.7x 16.4x 14.1x 18.2% Low $6,706 $7,207 $5,232 $6,706 5.5% 5.5% 17.6x 15.4x 15.2x 13.8x 11.1% High $7,782 $9,024 $5,488 $7,779 6.6% 6.6% 19.0x 16.1x 17.7x 14.3x 25.3% AMGP at WSC(4) $19.36 $3,701 $3,701 $3,701 $3,696 2.6% 2.8% 36.9x 22.5x 36.9x 22.5x 58.2% AMGP at Mgmt Estimates $19.36 $3,701 $3,701 $3,701 $3,696 2.6% 2.8% 27.0x 16.5x 36.8x 22.3x 58.2% M K L Implied GP Equity Value / I J Total Entity Enterprise Value / G H Total Entity Distribution / Unit / F E D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# AMGP DCF Analysis | AR Base Volumes Case

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

## AMGP with Series B Value Conversion | Valuation Effective Date: 6/30/2018

### Discounted Levered DCF[1] Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

| Discount Rate | 2022E CAFD Multiple 14.0x | 16.0x | 18.0x |
|---|---|---|---|
| 8.0% | $27.09 | $30.44 | $33.79 |
| 10.0% | $25.50 | $28.64 | $31.79 |
| 12.0% | $24.03 | $26.98 | $29.93 |

### Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

| Discount Rate | 2022E Distribution Yield 7.0% | 5.5% | 4.0% |
|---|---|---|---|
| 8.0% | $27.54 | $34.07 | $45.50 |
| 10.0% | $25.92 | $32.05 | $42.76 |
| 12.0% | $24.43 | $30.18 | $40.24 |

### Discounted Levered DCF[1] Analysis

Supplemental Calculation Detail

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| HoldCo DCF | $61 | $178 | $270 | $352 | $449 |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | |
| PV of GP FCF | $60 | $162 | $223 | $264 | |
| Disc. IDR Distribution Total | | | | | $710 |
| Terminal Multiple | | | | | 16.0x |
| Terminal Disc. Factor | | | | | 0.716 |
| Implied Terminal Value Enterprise Value | | | | | $5,858 |
| Less Net Debt / Corp. Adjustments | | | | | (5) |
| Implied Equity Value | | | | | $5,863 |
| AMGP Shares O/S (Inclusive of 18.5mm Series B Conversion Shares) | | | | | 204.7 |
| Implied Equity Value per Share | | | | | $28.64 |

### Discounted Distribution Analysis

Supplemental Calculation Detail

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Adj. GP Dist. Per Share[2] | $0.30 | $0.87 | $1.32 | $1.72 | $2.20 |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | |
| PV of GP Dist. per Share | $0.29 | $0.79 | $1.09 | $1.29 | |
| Disc. Adj. Dist. Total | | | | | $3.47 |
| Terminal Yield | | | | | 5.5% |
| Terminal Disc. Factor | | | | | 0.716 |
| Implied Terminal Value per Share | | | | | $28.58 |
| Implied Equity Value per Share | | | | | $32.05 |

Source: Management projections and FactSet as of 8/21/2018.
(1) AMGP discounted DCF defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.
(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 18.5mm converted Series B units).

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AMGP Illustrative AR Base Volumes Case Discounted Future Value AMGP Status Quo $44.70 $37.69 $33.45 $31.08 $28.01 $27.03 $22.90 $22.47 $18.23 $19.36 2019E 2020E 2021E 23 Source: Management projections and FactSet as of 8/21/2018. Note: Valuation based on annual distributions. Net of Series B value. Assumptions Management projections Valuation date as of 6/30/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 4.0% 5.5% 7.0% Current Share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# AMGP DCF Analysis | AR Downside Volumes Case

## AMGP with Series B Value Conversion | Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

### Discounted Levered DCF[1] Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

| Discount Rate | 2022E CAFD Multiple 14.0x | 16.0x | 18.0x |
|---|---|---|---|
| 8.0% | $21.51 | $24.13 | $26.76 |
| 10.0% | $20.25 | $22.71 | $25.18 |
| 12.0% | $19.10 | $21.41 | $23.72 |

### Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

| Discount Rate | 2022E Distribution Yield 7.0% | 5.5% | 4.0% |
|---|---|---|---|
| 8.0% | $21.86 | $26.97 | $35.92 |
| 10.0% | $20.58 | $25.38 | $33.77 |
| 12.0% | $19.40 | $23.90 | $31.78 |

### Discounted Levered DCF[1] Analysis

Supplemental Calculation Detail

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| HoldCo DCF | $53 | $169 | $231 | $287 | $352 |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | |
| PV of GP FCF | $52 | $154 | $191 | $216 | |
| Disc. IDR Distribution Total | | | | | $613 |
| Terminal Multiple | | | | | 16.0x |
| Terminal Disc. Factor | | | | | 0.716 |
| Implied Terminal Value Enterprise Value | | | | | $4,645 |
| Less Net Debt / Corp. Adjustments | | | | | (5) |
| Implied Equity Value | | | | | $4,650 |
| AMGP Shares O/S (Inclusive of 18.5mm Series B Conversion Shares) | | | | | 204.7 |
| Implied Equity Value per Share | | | | | $22.71 |

### Discounted Distribution Analysis

Supplemental Calculation Detail

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Adj. GP Dist. Per Share[2] | $0.26 | $0.83 | $1.13 | $1.40 | $1.72 |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | |
| PV of GP Dist. per Share | $0.26 | $0.75 | $0.93 | $1.05 | |
| Disc. Adj. Dist. Total | | | | | $3.00 |
| Terminal Yield | | | | | 5.5% |
| Terminal Disc. Factor | | | | | 0.716 |
| Implied Terminal Value per Share | | | | | $22.38 |
| Implied Equity Value per Share | | | | | $25.38 |

Source: Management projections and FactSet as of 8/21/2018.
(1) AMGP discounted IDR distribution defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.
(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 18.5mm converted Series B units).

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AMGP Illustrative AR Downside Volumes Case Discounted Future Value AMGP Status Quo $35.28 $30.95 $26.71 $26.48 $23.04 $21.45 $19.70 $18.52 $15.69 $19.36 2019E 2020E 2021E 25 Source: Management projections and FactSet as of 8/21/2018. Note: Valuation based on annual distributions. Net of Series B value. Assumptions Management projections Valuation date as of 6/30/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 4.0% 5.5% 7.0% Current Share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IV. Analysis of Transaction 26 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Analysis at Various Exchange Ratios ($ in millions, unless otherwise noted) Comparable Metrics Trading Median Transaction Median (NTM) 14.3x 11.2x 11.2x 13.4x 12.0x 5.6% 5.9% Trading Median Transaction Median 14.3x 11.2x 11.2x 13.4x 12.0x 5.6% 5.9% Source: Company filings, and FactSet as for 8/21/2018. (1) (2) (3) (4) (5) Includes Series B conversion value of (AMGP equity value + [(AMGP equity value - $2bn) x 6%]). DCF attributable to the LP unitholders. Adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm). AM Proposal: 1.710x XR and $3.00 cash consideration / unit. AMGP Proposal: 1.620x XR and $3.00 cash consideration / unit. 27 AR Downside Volumes Case AR Base Case K J D F I At Current Adjusted(3) At AMGP Proposal(5) At AM Proposal(4) Exchange Ratio (At Current AMGP Sh. Price of $19.36) 1.700x 1.707x 1.750x 1.775x 1.800x 1.850x 1.865x Premium to Implied AM Unit Price (AMGP Share Price x Adj. Current XR) (0.4%) 0.0% 2.5% 4.0% 5.5% 8.4% 9.3% Implied AM Unit Price $30.74 $30.86 $31.64 $32.09 $32.55 $33.45 $33.72 Fully Diluted AM Units Outstanding 188.1 188.1 188.1 188.1 188.1 188.1 188.1 Implied Fully-Diluted AM Equity Value $5,782 $5,805 $5,952 $6,037 $6,122 $6,292 $6,343 AM Net Debt 1,400 AMGP Enterprise Value (Including Series B)(1) 3,696 1,400 3,696 1,400 3,696 1,400 3,696 1,400 1,400 3,696 3,696 1,400 3,696 Implied AM Enterprise Value(1) $10,879 $10,902 $11,049 $11,134 $11,219 $11,389 $11,440 Implied AMGP Equity Value AM Multiples: Statistic 2018E EBITDA $730 2019E EBITDA $989 2018E DCF(2) $385 2019E DCF(2) $516 Current Yield $1.66 2018E Yield $1.72 AM Statistic 2018E EBITDA $729 2019E EBITDA $851 2018E DCF(2) $384 2019E DCF(2) $452 Current Yield $1.66 2018E Yield $1.72 3,701 3,701 3,701 3,701 3,701 3,701 3,701 14.9x 11.0x 15.0x 11.2x 5.4% 5.6% 14.9x 11.0x 15.1x 11.3x 5.4% 5.6% 15.1x 11.2x 15.5x 11.5x 5.2% 5.4% 15.3x 11.3x 15.7x 11.7x 5.2% 5.3% 15.4x 15.6x 11.3x 11.5x 15.9x 16.4x 11.9x 12.2x 5.1% 5.0% 5.3% 5.1% 15.7x 11.6x 16.5x 12.3x 4.9% 5.1% 14.9x 12.8x 15.1x 12.8x 5.4% 5.6% 15.0x 12.8x 15.1x 12.8x 5.4% 5.6% 15.2x 13.0x 15.5x 13.2x 5.2% 5.4% 15.3x 13.1x 15.7x 13.4x 5.2% 5.3% 15.4x 15.6x 13.2x 13.4x 15.9x 16.4x 13.5x 13.9x 5.1% 5.0% 5.3% 5.1% 15.7x 13.4x 16.5x 14.0x 4.9% 5.1% C H G E B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Base Case AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow) Contribution Analysis Implied Ownership Implied Exchange Ratio | Series B Adjusted(1,2) AM AMGP 2017A DCF 201 2018E DCF 201 2019E DCF 201 2020E DCF 202 2021E DCF 202 2022E DCF 202 2017A Distributions 2017A Distributions 5.364x 2018E Distributions 2018E Distributions 2019E Distributions 2019E Distributions 2020E Distributions 2020E Distributions 2021E Distributions 2021E Distributions 2022E Distributions 2022E Distributions Source: Management projections. FactSet as of 8/21/2018. Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments. Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A. Note: Cash tax shield from Series B depreciation of ~$6mm per year. (1)Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units. (2)AM Proposal: 1.710x XR and $3.00 cash consideration / unit. AMGP Proposal: 1.620x XR and $3.00 cash consideration / unit. 28 76.1% 23.9% 70.7% 29.3% 66.6% 33.4% 65.8% 34.2% 65.0% 35.0% 64.5% 35.5% 82.9% 17.1% 75.8% 24.2% 71.4% 28.6% 68.3% 31.7% 66.6% 33.4% 65.3% 34.7% AMGP Proposal: 1.775x AM Proposal: 1.865x 7A DCF 8E DCF 9E DCF 0E DCF 1E DCF 2E DCF 3.193x 2.409x 1.994x 1.926x 1.858x 1.820x 3.140x 2.495x 2.151x 1.993x 1.878x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Downside Volumes Case AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow) Contribution Analysis Implied Ownership Implied Exchange Ratio | Series B Adjusted(1,2) AM AMGP 2017A DCF 2017A DCF 2018E DCF 201 2019E DCF 201 2020E DCF 202 2021E DCF 202 2022E DCF 202 2017A Distributions 2017A Distributions 5.364x 2018E Distributions 2018E Distributions 2019E Distributions 2019E Distributions 2020E Distributions 2020E Distributions 2021E Distributions 2021E Distributions 2022E Distributions 2022E Distributions Source: Management projections. FactSet as of 8/21/2018. Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments. Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A. Note: Cash tax shield from Series B depreciation of ~$6mm per year. (1)Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units. (2)AM Proposal: 1.710x XR and $3.00 cash consideration / unit. AMGP Proposal: 1.620x XR and $3.00 cash consideration / unit. 29 76.1% 23.9% 70.7% 29.3% 69.0% 31.0% 66.2% 33.8% 65.7% 34.3% 65.0% 35.0% 82.9% 17.1% 75.8% 24.2% 71.8% 28.2% 69.4% 30.6% 67.8% 32.2% 66.6% 33.4% AMGP Proposal: 1.775x AM Proposal: 1.865x 8E DCF 9E DCF 0E DCF 1E DCF 2E DCF 3.193x 2.412x 2.227x 1.955x 1.915x 1.853x 3.140x 2.550x 2.264x 2.110x 1.993x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Base Case AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow Contribution Analysis Implied Ownership Implied Exchange Ratio | Series B Adjusted(1,2) AM AMGP 2017A DCF 201 2018E DCF 201 2019E DCF 201 2020E DCF 202 2021E DCF 202 2022E DCF 202 2017A Distributions 2017A Distributions 5.364x 2018 Distributions 2018 Distri 2019 Distributions 2019 Distri 2020 Distributions 2020 Distri 2021 Distributions 2021 Distri 2022 Distributions 2022 Distri Source: Management projections. FactSet as of 8/21/2018. Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF less taxes on total IDR DCF less G&A expenses. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A. Note: Cash tax shield from Series B depreciation of ~$6mm per year. (1)Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units. (2)AM Proposal: 1.710x XR and $3.00 cash consideration / unit. AMGP Proposal: 1.620x XR and $3.00 cash consideration / unit. 30 78.6% 21.4% 72.6% 27.4% 68.7% 31.3% 67.1% 32.9% 65.9% 34.1% 65.0% 35.0% 82.9% 17.1% 75.8% 24.2% 71.4% 28.6% 68.3% 31.7% 66.6% 33.4% 65.3% 34.7% AMGP Proposal: 1.775x AM Proposal: 1.865x 7A DCF 8E DCF 9E DCF 0E DCF 1E DCF 2E DCF butions butions butions butions butions 3.670x 2.648x 2.192x 2.035x 1.931x 1.855x 3.140x 2.495x 2.151x 1.993x 1.878x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# Contribution Analysis | AR Downside Volumes Case

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## AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

### Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
78.6%
21.4%
2018E DCF
72.6%
27.4%
2019E DCF
70.2%
29.8%
2020E DCF
67.7%
32.3%
2021E DCF
66.8%
33.2%
2022E DCF
65.9%
34.1%
2017A Distributions
82.9%
17.1%
2018 Distributions
75.8%
24.2%
2019 Distributions
71.8%
28.2%
2020 Distributions
69.4%
30.6%
2021 Distributions
67.8%
32.2%
2022 Distributions
66.6%
33.4%

### Implied Exchange Ratio | Series B Adjusted[1,2]



AMGP Proposal: 1.775x
AM Proposal: 1.865x
2017A DCF
3.670x
2018E DCF
2.650x
2019E DCF
2.359x
2020E DCF
2.094x
2021E DCF
2.012x
2022E DCF
1.929x
2017A Distributions
5.364x
2018 Distributions
3.140x
2019 Distributions
2.550x
2020 Distributions
2.264x
2021 Distributions
2.110x
2022 Distributions
1.993x

Source: Management projections. FactSet as of 8/21/2018.
Note: AM DCF calculated as LP interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF less taxes on total IDR DCF less G&A expenses. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
Note: Cash tax shield from Series B depreciation of ~$6mm per year.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units.
(2) AM Proposal: 1.710x XR and $3.00 cash consideration / unit. AMGP Proposal: 1.620x XR and $3.00 cash consideration / unit.

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# Implied Exchange Ratios[(1)]

## AM & AMGP

AMGP Proposal: 1.775x

AM Proposal: 1.865x

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

### AR Base Volumes Case

**Discounted Levered DCF Approach**

| Discount Rate | Implied XR Low | Implied XR Med | Implied XR High |
|---|---|---|---|
| 8.0% | 1.148x | 1.436x | 1.795x |
| 10.0% | 1.154x | 1.441x | 1.799x |
| 12.0% | 1.159x | 1.446x | 1.803x |

**Discounted Distribution Approach**

| Discount Rate | Implied XR Low | Implied XR Med | Implied XR High |
|---|---|---|---|
| 8.0% | 1.038x | 1.550x | 2.189x |
| 10.0% | 1.041x | 1.553x | 2.189x |
| 12.0% | 1.044x | 1.556x | 2.190x |

**PV of Future Share Price**

| PV of FSP at 10% Discount Rate | YE 2019 | YE 2020 | YE 2021 |
|---|---|---|---|
| Low | 1.936x | 1.806x | 1.714x |
| Mid | 1.743x | 1.629x | 1.549x |
| High | 1.483x | 1.389x | 1.324x |

### AR Downside Volumes Case

**Discounted Levered DCF Approach**

| Discount Rate | Implied XR Low | Implied XR Med | Implied XR High |
|---|---|---|---|
| 8.0% | 1.282x | 1.600x | 1.995x |
| 10.0% | 1.287x | 1.605x | 1.999x |
| 12.0% | 1.293x | 1.609x | 2.003x |

**Discounted Distribution Approach**

| Discount Rate | Implied XR Low | Implied XR Med | Implied XR High |
|---|---|---|---|
| 8.0% | 1.115x | 1.657x | 2.330x |
| 10.0% | 1.118x | 1.660x | 2.331x |
| 12.0% | 1.122x | 1.663x | 2.332x |

**PV of Future Share Price**

| PV of FSP at 10% Discount Rate | YE 2019 | YE 2020 | YE 2021 |
|---|---|---|---|
| Low | 2.046x | 1.923x | 1.831x |
| Mid | 1.842x | 1.736x | 1.656x |
| High | 1.568x | 1.481x | 1.416x |

Source: Management projections. FactSet as of 8/21/2018.
Note: AM distributable cash flow defined as distributable cash flow attributable to AM LP unitholders. AMGP distributable cash flow defined as HoldCo DCF with pre-tax Series B payments added back in. AMGP share values based on Shares Outstanding including 18.5mm additional shares from Series B conversion.
(1) Low AM to high AMGP and high AM to low AMGP implied unit and share prices compared to assess full range of potential exchange ratios.

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# Premiums Paid Analysis | MLP Transactions

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| A | B | C | D | E | F | G | H | I | J |
|---|---|---|---|---|---|---|---|---|---|
| | | | | Premium | | | | | |
| Announcement Date | Target | Acquiror | Transaction Value | 1-Day Premium | Unaffected 1-Day Premium | Unaffected Date | Taxable Transaction | Acquiror Performance Since Day Prior to Announcement | AMZ Performance Since Day Prior to Announcement |
| 8/1/18 | Energy Transfer Partners, LP | Energy Transfer Equity, L.P. | $66,981 | 11.2% | 11.2% | NA | No | (0.5%) | 4.2% |
| 6/19/18 | Cheniere Energy Partners LP Holdings | Cheniere Energy Inc. | 5,651 | 2.2% | 10.7% | 5/16/18 | No | (3.5%) | 9.4% |
| 5/17/18 | Williams Partners, LP | Williams Companies | 57,793 | 6.4% | 16.5% | 3/15/18 | Yes | 16.1% | 9.5% |
| 3/26/18 | Tallgrass Energy Partners, LP | Tall Grass Energy GP, LP | 8,361 | 0.6% | (18.4%) | 2/7/18 | Yes | 40.3% | 21.7% |
| 2/7/18 | Terra Nitrogen Co. LP | Terra Nitrogen GP, Inc. | 1,474 | 3.7% | 3.7% | NA | Yes | N/A | 3.0% |
| 1/2/18 | Archrock Partners, LP | Archrock, Inc | 2,438 | 23.4% | 23.4% | NA | Yes | 27.1% | 5.6% |
| 8/29/17 | Arc Logistics Partners LP | Zenith Energy US, LP | 736 | 15.2% | 15.2% | NA | Yes | N/A | 6.4% |
| 5/18/17 | PennTex Midstream Partners, LP | Energy Transfer Partners, LP | 963 | 20.1% | 17.8% | 10/24/16 | Yes | 0.6% | (4.4%) |
| 3/2/17 | VTTI Energy Partners, LP | VTTI, B.V | 1,867 | 6.0% | 6.0% | NA | Yes | N/A | (12.2%) |
| 4/3/17 | World Point Terminals, LP | World Point Terminals, Inc. | 594 | 5.8% | 5.8% | NA | Yes | N/A | (10.1%) |
| 2/1/17 | ONEOK Partners, LP | ONEOK, Inc | 23,654 | 25.8% | 25.8% | NA | Yes | 25.0% | (11.9%) |
| 1/27/17 | Midcoast Energy Partners, LP | Enbridge Energy Company | 1,176 | (8.6%) | (8.6%) | NA | Yes | (19.1%) | (14.4%) |
| 11/21/16 | Energy Transfer Partners, LP | Sunoco Logistics Partners, LP | 54,455 | (0.2%) | (0.2%) | NA | No | (12.2%) | (3.9%) |
| 10/24/16 | JP Energy Partners LP | American Midstream Partners | 476 | 9.1% | 9.1% | NA | No | (60.9%) | (7.5%) |
| 9/26/16 | Transcanada | Columbia Pipeline Partners LP | 3,464 | 11.1% | 9.9% | 3/16/16 | Yes | (7.8%) | (7.1%) |
| 8/1/16 | Transocean Partners LLC | Transocean Inc. | 1,202 | 20.8% | 20.8% | NA | No | 14.3% | (8.4%) |
| 5/30/16 | Rose Rock Midstream | SemGroup Corp. | 2,034 | 0.0% | 0.0% | NA | Yes | (12.2%) | (3.7%) |
| 11/3/15 | Targa Resources Partners LP | Targa Resources Corp. | 12,229 | 18.4% | 18.4% | NA | Yes | (7.3%) | (13.0%) |
| 10/26/15 | Northern Tier Energy | Western Refining, Inc. | 5,286 | 11.7% | 11.7% | NA | Yes | N/A | (10.3%) |
| 7/13/15 | MarkWest Energy Partners, LP | MPLX LP | 22,360 | 36.3% | 36.3% | NA | No | (44.8%) | (27.4%) |
| 5/6/15 | Crestwood Midstream Partners | Crestwood Equity Partners, LP | 6,920 | 17.2% | 17.2% | NA | No | (44.3%) | (35.7%) |
| 4/6/15 | QEP Midstream Partners LP | Tesoro Logistics LP | 1,145 | 8.6% | (14.0%) | 10/18/14 | No | (7.7%) | (32.5%) |
| 1/26/15 | Regency Energy Partners LP | Energy Transfer Partners, LP | 18,593 | 13.2% | 13.2% | NA | No | N/A | (35.7%) |
| 6/15/14 | Access Midstream Partners LP | Williams Partners LP | 35,891 | 1.3% | 1.3% | NA | No | (23.1%) | (42.2%) |
| 10/13/14 | Atlas Pipeline Partners LP | Targa Resources Partners LP | 6,002 | 15.0% | 15.0% | NA | No | N/A | (40.5%) |
| 11/12/14 | Oiltanking Partners LP | Enterprise Products Partners LP | 4,289 | 1.7% | (0.9%) | 9/30/14 | No | (21.5%) | (41.9%) |
| 8/10/14 | Kinder Morgan Energy Partners | Kinder Morgan Inc. | 52,566 | 12.0% | 12.0% | NA | Yes | (49.7%) | (41.7%) |
| 8/10/14 | El Paso Pipeline Partners | Kinder Morgan Inc. | 13,677 | 15.4% | 15.4% | NA | Yes | (49.7%) | (41.7%) |
| 7/24/14 | QR Energy LP | Breitburn Energy Partners | 2,856 | 17.5% | 17.5% | NA | No | N/A | (44.8%) |
| 10/10/13 | PVR Partners LP | Regency Energy Partners LP | 5,659 | 25.7% | 25.7% | NA | No | N/A | (33.9%) |
| 8/27/13 | PAA Natural Gas Storage LP | Plains All American LP | 2,531 | 8.5% | 8.5% | NA | No | (47.2%) | (34.2%) |
| 5/6/13 | Crestwood Midstream Partners LP | Inergy Midstream LP | 2,643 | 14.5% | 14.5% | NA | No | N/A | (35.7%) |
| 1/29/13 | Copano Energy LLC | Kinder Morgan Energy Partners LP | 4,858 | 23.5% | 23.5% | NA | No | N/A | (32.0%) |
| 2/23/11 | Duncan Energy Partners LP | Enterprise Products Partners | 3,282 | 28.1% | 28.1% | NA | No | 35.5% | (22.8%) |
| **Median** | | | | **12.0%** | **13.2%** | | | | |
| **Mean** | | | | **12.4%** | **11.5%** | | | | |
| **Taxable Transactions Median** | | | | **9.2%** | **11.9%** | | | | |
| **Taxable Transactions Mean** | | | | **10.3%** | **9.7%** | | | | |

Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011.
Note: Considers transactions where target is an MLP. Implied transaction premium to AM based on adjusted offer XR of 1.714x adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm).

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V. Pro Forma Impact 34 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

A. AMGP Proposal 35 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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# Transaction Assumptions | Pre-Unitholder Tax

## Transaction Assumptions

- Transaction effective on 6/30/2018
- To acquire AM, AMGP will convert into a C-Corp in a 100% stock transaction
- Base case assumes:
  - Each outstanding AM common unit exchanged for 1.620 AMGP shares and $3.00 cash per AM unit, for an all-equity equivalent exchange ratio of 1.775x
  - All existing Series B units exchanged for 18.5mm AMGP shares
- Assumes Company provided pf coverage ratio to drive pf dividend policy
- Step-up depreciation due to
  - Capex allocated on a 5-20 year MACRs schedule depending on capex category
  - Goodwill based on inside tax basis and 704(c) and 743(b) extrapolation provided by PwC
- New capex financed by $500mm senior unsecured issuance in 2018, 2019, 2020, and 2022 at a 5.000% interest rate

## Series B Conversion

| | At Current | AMGP Proposal<br>At Transaction Proposed |
|---|---|---|
| AMGP SQ Units Outstanding | 186.2 | 186.2 |
| Implied XR | | 1.620x |
| AMGP Common Units Issued | - | 304.8 |
| **Pre-Series B Fully Diluted Post-Transaction Share Count** | **186.2** | **491.0** |
| 20-Day AMGP VWAP as of 08/21/2018 | $19.08 | $19.08 |
| Implied Pre-Series Market Cap ($mm) | $3,552 | $9,366 |
| **AMGP Shares Issued for Series B Conversion** | **4.9** | **18.5** |
| *Series B Valuation Threshold ($mm)* | *$2,000* | *NA* |
| *Series B Conversion Rate* | *6.00%* | *NA* |
| *2018E Series B Cash Flows* | *NA* | *NA* |
| *Illustrative Yield* | *NA* | *NA* |
| **Post-Series B Fully Diluted Post-Transaction Share Count** | **191.1** | **509.5** |
| Implied Post-Series Market Cap ($mm) | $3,645 | $9,718 |
| **Implied Series B Valuation** | **$93** | **$353** |
| *% Shares Issued to AM* | *--* | *59.8%* |
| *% AMGP Shares Outstanding* | *97.4%* | *36.6%* |
| *% Class B Shares Outstanding* | *2.6%* | *3.6%* |

## Sources & Uses At Proposed Transaction

| Sources | | Uses | |
|---|---|---|---|
| AMGP Equity Issued | $6,271 | Purchase AM Units Outstanding | $5,900 |
| AM Debt Rolled to AMGP Balance Sheet[1] | 1,400 | Conversion of Series B Units | 358 |
| Revolver Draw | 564 | Cash Consideration to Avoid Share Selling | 564 |
| | | Transaction Fees[2] | 13 |
| | | AM Existing Debt | 1,400 |
| **Total Sources** | **$8,236** | **Total Uses** | **$8,236** |

## AMGP Ownership Comparison at 1.620x XR



Status Quo
Sponsors 38.0%
Existing Public 42.0%
Mgmt. 20.0%
Pro Forma
Prior AM Public 28.1%
Existing Public 15.4%
Mgmt. 7.3%
Series B 3.6%
Sponsors 13.9%
AR 31.7%

3.6% Series B share under AMGP proposal

Source: FactSet as of 8/21/2018.
(1) Includes equity issued for Series B unit conversion into AMGP shares.
(2) Provided by Management.

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Distributable Cash Flow Accretion / (Dilution) Pre – Unitholder Tax | AM & AMGP | AR Base Case AM Accretion / (Dilution) - % At 1.775x Exchange Ratio 1.775 XR AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 43.1% 1.620x XR 12.9% 12.9% 13.9% 9.9% 9.9% 13.9% 6.3% 6.3% 30.2% 0.3% 0.3% 5.1% 25.2% 4.3% 5.1% 4.3% 21.7% 11..99%% (1.2%) 17.8% (1.2%) (6.8%) 2H 2018E (6.8%) 2019E 2020E 2021E 2022E 2H 2$011.80E8 $1.00 $1.08 2$021.97E4 $2.71 $2.91 $230.2204E $3.30 $3.56 $32.70521E $3.91 $4.23 $4.229022E $4.51 $4.88 Status Quo AM: (1) $1.08 $2.74 $2.71 $3.24 $3.30 $3.75 $3.91 $4.29 $4.51 2H 2018E 2019E 2020E 2021E 2022E PF AMGP at 1.620x(:2) $1.00 Pro Forma AMGP: $0.59 $1.59 $1.94 $2.31 $2.66 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E 1.775x 1.797x 1.820x 1.842x 1.865x Source: Management projections and FactSet as of 8/21/2018. (1) 1.620x represents implied XR at 1.620x equity XR and no cash consideration. (2) 1.775x represents implied XR at 1.620x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to purchase additional secondary shares. 37 43.1% 30.2% 25.2% 21.7% 17.8% 41.9% 29.1% 24.1% 20.7% 16.9% 40.8% 28.1% 23.1% 19.7% 15.9% 39.6% 27.0% 22.1% 18.8% 15.0% 38.5% 26.0% 21.1% 17.8% 14.1% Exchange Ratio Exchange Ratio 1.775x 0.3% 6.3% 9.9% 12.9% 13.9% 1.797x 1.820x 1.842x 1.865x 0.7% 6.7% 10.4% 13.4% 14.4% 1.1% 7.2% 10.9% 13.8% 14.9% 1.6% 7.6% 11.3% 14.3% 15.4% 2.0% 8.1% 11.8% 14.8% 15.9% Status Quo AMGP:$0.42$1.26$1.60$1.96$2.34 $ Acc / (Dil):$0.16$0.33$0.34$0.35$0.33 ($0.07)($0.03)$0.06$0.16$0.22 $0.00$0.17$0.32$0.48$0.60 PF AMGP at 1.775x: $1.08 $2.91 $3.56 $4.23 $4.88 $ Acc / (Dil):($0.07) ($0.03) $0.06 $0.16 $0.22 $ Acc / (Dil):$0.00 $0.17 $0.32 $0.48 $0.60 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) Pre – Unitholder Tax | AM & AMGP | AR Base Case AM Accretion / (Dilution) - % At 1.775x Exchange Ratio AMGP Accretion / (Dilution) - % 50.6% 50.9% 29.4% 19.7% 12.8% 2H 2018E 2019E 2020E 2021E 2022E $0.82 $2.39 $3.09 $3.72 $4.47 Pro Forma AMGP: Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 1.775x 1.775x 1.797x 1.797x 1.820x 1.820x 1.842x 1.842x 1.865x 1.865x 38 Source: Management projections and FactSet as of 8/21/2018. Note: 1.775x represents implied XR at 1.620x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to purchase additional secondary shares. 50.6% 50.9% 29.4% 19.7% 12.8% 49.3% 49.6% 28.3% 18.8% 11.9% 48.1% 48.4% 27.2% 17.8% 11.0% 46.9% 47.2% 26.2% 16.8% 10.1% 45.7% 46.0% 25.2% 15.9% 9.2% Exchange Ratio (9.7%) 8.1% 8.4% 8.7% 9.0% (9.3%) 8.5% 8.9% 9.2% 9.5% (8.9%) 9.0% 9.3% 9.7% 10.0% (8.5%) 9.4% 9.8% 10.1% 10.4% (8.1%) 9.9% 10.2% 10.6% 10.9% Exchange Ratio Status Quo AM: $ Acc / (Dil): PF AMGP Coverage: 1.313x 1.220x 1.152x 1.137x 1.093x Status Quo AMGP:$0.31 $0.89 $1.35 $1.75 $2.23 Pro Forma AMGP:$0.45 $1.30 $1.68 $2.03 $2.44 $ Acc / (Dil):$0.14 $0.42 $0.35 $0.29 $0.23 PF AMGP Coverage: 1.313x 1.220x 1.152x 1.137x 1.093x 8.1% 8.4% 8.7% 9.0% (9.7%) 2H 2018E 2019E 2020E 2021E 2022E $0.91 $2.21 $2.85 $3.42 $4.10 ($0.09) $0.18 $0.24 $0.30 $0.37 2H 2018E2019E2020E2021E2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# Distributable Cash Flow Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

## Pre - Unitholder Tax | AM & AMGP | AR Downside Volumes Case

### AM Accretion / (Dilution) - %

At 1.775x Exchange Ratio



(1.8%)
2.9%
8.3%
9.1%
2.2%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AM: | $1.01 | $2.40 | $3.02 | $3.33 | $3.76 |
| Pro Forma AMGP: | $0.99 | $2.47 | $3.27 | $3.63 | $3.84 |
| $ Acc / (Dil): | ($0.02) | $0.07 | $0.25 | $0.30 | $0.08 |

### Accretion / (Dilution) Analysis at Various XRs

| Exchange Ratio | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| 1.775x | (1.8%) | 2.9% | 8.3% | 9.1% | 2.2% |
| 1.797x | (1.4%) | 3.4% | 8.8% | 9.6% | 3.2% |
| 1.820x | (1.0%) | 3.8% | 9.3% | 10.0% | 4.2% |
| 1.842x | (0.6%) | 4.3% | 9.7% | 10.5% | 5.2% |
| 1.865x | (0.2%) | 4.7% | 10.2% | 11.0% | 6.1% |

### AMGP Accretion / (Dilution) - %

At 1.0x AM Coverage



48.2%
36.2%
26.7%
22.8%
10.2%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AM: | $0.38 | $1.02 | $1.46 | $1.67 | $1.96 |
| Pro Forma AMGP: | $0.54 | $1.35 | $1.79 | $1.98 | $2.14 |
| $ Acc / (Dil): | $0.16 | $0.33 | $0.33 | $0.32 | $0.18 |

### Accretion / (Dilution) Analysis at Various XRs

| Exchange Ratio | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| 1.775x | 48.2% | 36.2% | 26.7% | 22.8% | 10.2% |
| 1.797x | 46.9% | 35.1% | 25.7% | 21.8% | 9.9% |
| 1.820x | 45.7% | 34.0% | 24.7% | 20.9% | 9.6% |
| 1.842x | 44.6% | 32.9% | 23.7% | 19.9% | 9.3% |
| 1.865x | 43.4% | 31.8% | 22.7% | 19.0% | 9.0% |

Source: Management projections and FactSet as of 8/21/2018.
Note: 1.775x represents implied XR at 1.620x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to purchase additional secondary shares.

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# Distribution Accretion / (Dilution)

## Pre - Unitholder Tax | AM & AMGP | AR Downside Volumes Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

### AM Accretion / (Dilution) - %

At 1.775x Exchange Ratio



(12.2%)
(5.5%)
10.1%
7.6%
2.8%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AM: | $0.86 | $2.15 | $2.58 | $2.97 | $3.42 |
| Pro Forma AMGP: | $0.75 | $2.03 | $2.84 | $3.19 | $3.52 |
| $ Acc / (Dil): | ($0.10) | ($0.12) | $0.26 | $0.22 | $0.10 |
| PF AMGP Coverage: | 1.313x | 1.220x | 1.152x | 1.137x | 1.093x |

### AMGP Accretion / (Dilution) - %



57.0%
35.1%
38.7%
25.8%
13.2%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AMGP: | $0.27 | $0.85 | $1.15 | $1.43 | $1.75 |
| Pro Forma AMGP: | $0.42 | $1.14 | $1.60 | $1.80 | $1.98 |
| $ Acc / (Dil): | $0.15 | $0.30 | $0.45 | $0.37 | $0.23 |
| PF AMGP Coverage: | 1.313x | 1.220x | 1.152x | 1.137x | 1.093x |

### Accretion / (Dilution) Analysis at Various XRs

| Exchange Ratio | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| 1.775x | (12.2%) | (5.5%) | 10.1% | 7.6% | 2.8% |
| 1.797x | (11.8%) | (5.1%) | 10.6% | 8.1% | 3.8% |
| 1.820x | (11.4%) | (4.6%) | 11.1% | 8.5% | 4.8% |
| 1.842x | (11.0%) | (4.3%) | 11.6% | 9.0% | 5.8% |
| 1.865x | (10.7%) | (3.9%) | 12.1% | 9.5% | 6.8% |

### Accretion / (Dilution) Analysis at Various XRs

| Exchange Ratio | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| 1.775x | 57.0% | 35.1% | 38.7% | 25.8% | 13.2% |
| 1.797x | 55.7% | 34.0% | 37.6% | 24.8% | 12.9% |
| 1.820x | 54.4% | 32.9% | 36.5% | 23.8% | 12.6% |
| 1.842x | 53.2% | 31.8% | 35.4% | 22.8% | 12.3% |
| 1.865x | 51.9% | 30.8% | 34.4% | 21.9% | 12.0% |

Source: Management projections and FactSet as of 8/21/2018.
Note: 1.775x represents implied XR at 1.620x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to purchase additional secondary shares.

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Distribution Accretion / (Dilution) Pre – Unitholder Tax | At Various PF AMGP Coverage Ratios & Exchange Ratios | AR Base Case 2H 2018E AM Accretion / (Dilution) - % 2019E AM Accretion / (Dilution) - % Adjusted XR Adjusted XR 1.775x 1.775x 1.797x 1.797x 1.820x 1.820x 1.842x 1.842x 1.865x 1.865x 41 Source: Management projections and FactSet as of 8/21/2018. Note: 1.775x represents implied XR at 1.620x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to purchase additional secondary shares. Exchange Ratio Exchange Ratio 1.000x1.150x Breakeven Coverage 1.186x Management Distribution Coverage 1.313x 1.450x 18.4%(9.7%) 19.0%3.5% 19.5%4.0% 20.0%4.4% 20.4%4.8% 0.0% 0.4% 0.9% 1.3% 1.7% (9.7%) (9.3%) (8.9%) (8.5%) (8.1%) (18.2%) (17.8%) (17.4%) (17.1%) (16.8%) Coverage Ratio 1.000x1.150x Management Distribution Coverage 1.220x 1.300x Breakeven Coverage 1.320x 31.2%14.5% 31.8%15.0% 32.4%15.4% 32.9%15.9% 33.5%16.4% 8.1% 8.5% 9.0% 9.4% 9.9% 1.5% 1.9% 2.4% 2.8% 9.9% 0.0% 0.4% 0.9% 1.3% 1.7% Coverage Ratio CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# Growth Comparison at AMGP Proposal

## Pre - Unitholder Tax | SQ AM, SQ AMGP, & PF AMGP

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

| DCF per Unit / Share | 2018E | 2019E | 2020E | 2021E | 2022E | 2019E - 2022E CAGR |
|---|---|---|---|---|---|---|
| **AR Base Case** | | | | | | |
| AM | $2.04 | $2.74 | $3.24 | $3.75 | $4.29 | 16% |
| AMGP @ 1.0x AM Coverage | $0.77 | $1.26 | $1.60 | $1.96 | $2.34 | 23% |
| PF AMGP | $1.22 | $1.64 | $2.00 | $2.38 | $2.75 | 19% |
| **AR Downside Volumes Case** | | | | | | |
| AM | $2.04 | $2.40 | $3.02 | $3.33 | $3.76 | 16% |
| AMGP @ 1.0x AM Coverage | $0.77 | $1.02 | $1.46 | $1.67 | $1.96 | 24% |
| PF AMGP | $1.09 | $1.39 | $1.84 | $2.05 | $2.16 | 16% |

| Distributions / Dividends per Unit / Share | 2018E | 2019E | 2020E | 2021E | 2022E | 2019E - 2022E CAGR |
|---|---|---|---|---|---|---|
| **AR Base Case** | | | | | | |
| AM | $1.72 | $2.21 | $2.85 | $3.42 | $4.10 | 23% |
| AMGP | $0.54 | $0.89 | $1.35 | $1.75 | $2.23 | 36% |
| PF AMGP | $0.93 | $1.35 | $1.74 | $2.10 | $2.52 | 23% |
| **AR Downside Volumes Case** | | | | | | |
| AM | $1.72 | $2.15 | $2.58 | $2.97 | $3.42 | 17% |
| AMGP | $0.54 | $0.85 | $1.15 | $1.43 | $1.75 | 27% |
| PF AMGP | $0.85 | $1.14 | $1.60 | $1.80 | $1.98 | 20% |

| | 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| SQ AM Mgmt Dist Coverage (Base Case) | 1.27x | 1.31x | 1.16x | 1.11x | 1.05x |
| SQ AM Mgmt Dist Coverage (AR Downside Volumes Case) | 1.26x | 1.16x | 1.21x | 1.14x | 1.12x |
| PF AMGP Management Dividend Coverage | 1.31x | 1.22x | 1.15x | 1.14x | 1.09x |

Source: Management projections and FactSet as of 8/21/2018.
Note: Coverage assumptions as provided by Management. PF AMGP coverage extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Base Case extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Downside Volumes base extrapolated based on fixed distributions provided for AR Downside Volumes Case.

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Midstream Distribution Growth vs. Yield MLPs vs. C-Corps Non-Sponsored MLPs Midstream C-Corps Denotes MLPs without IDRs 16.0% 14.0% 12.0% 10.0% HEP ANDTXLP 8.0% EQM DCP ENBL WGP 6.0% VLP BP M MCPEQP 4.0% 2.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Distribution Growth (2018E-2022E) CAGR (%) 43 Sources: Company filings, FactSet estimates as of 8/21/2018 Note: Companies selected represent dividend/distribution paying midstream C-Corps and MLPs (both with and without IDRs). 2018E Yield (%) E&P Sponsored Other High Growth SM LP PF AMGP 2019E – 2022E Distribution Growth CAGR (AR Downside Case) = ~20% PF AMGP 2019E – 2022E Distribution Growth CAGR (AR Base Case) = ~23% ENLK EQG NBL P X KM I SEM G WES CNXM TRGP ENLC SHLX PSXPHESM M P TRP PAGPWM B AM GP AM y = 0.0769e-1.748x R² = 0.5969 y = 0.0769e-1.757x R² = 0.4466 •4 of 7 E&P-sponsored MLPs (not including AM) are above the regression line that includes AMGP •All C-Corps except TEGP are below the regression line that includes AMGP Excluding AMGP I ncluding AMGP CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Selected Public Trading Comparables Midstream C-Corps & High – Growth MLPs Dist. Growth DCF (2,3) Unit Price at 8/21/2018 Price (Yield) 2018E to EBITDA (1) Company Equity Value TEV Current 2018E 2020E CAGR 2018E 2019E 2018E 2019E 2018E Kinder Morgan Inc ONEOK, Inc. Plains All American Pipeline GP SemGroup Corporation Targa Resources Corp. The Williams Companies, Inc. $17.96 67.47 26.62 25.80 54.29 30.52 $39,635 27,735 7,537 2,028 12,080 37,082 $76,189 36,074 7,433 4,832 18,322 58,122 4.5% 4.9% 4.5% 7.3% 6.7% 4.5% 4.5% 4.8% 4.4% 7.4% 6.7% 5.3% 25% 11% 10% 5% 1% 6% 9.7x 15.6x 12.2x 10.9x 14.2x 18.4x 8.5x 15.1x 9.5x 8.1x 12.8x 17.6x 10.1x 15.1x 21.8x 12.2x 13.9x 23.4x 10.0x 14.2x 20.1x 10.5x 11.8x 22.0x 2.6x 1.3x 1.8x 1.5x 1.1x 1.3x CNX Midstream Partners LP EQT Midstream Partners LP Hess Midstream Partners LP Noble Midstream Partners LP BP Midstream Partners LP Shell Midstream Partners LP Valero Energy Partners LP $20.35 55.83 23.76 47.64 20.59 23.40 39.52 $1,468 12,214 1,326 1,992 2,302 7,267 4,027 $1,940 14,984 3,354 3,160 2,607 9,206 5,202 6.6% 7.8% 5.6% 4.5% 5.2% 6.2% 5.6% 6.7% 7.9% 5.9% 4.6% 5.4% 6.4% 5.7% 11.8x 10.4x 15.2x 12.2x 14.6x 14.5x 13.4x 8.8x 9.5x 13.7x 11.6x 12.5x 12.4x 12.0x 12.0x 14.9x 13.6x 14.3x 18.7x 15.4x 12.9x 8.3x 11.0x 11.2x 10.9x 12.7x 11.2x 10.2x 1.3x 1.0x 1.1x 2.0x 1.2x 1.1x 1.4x 15% 15% 15% 20% 14% 12% 15% Source: FactSet as of 8/21/2018 and Wall Street research. Note: Assumes AMGP share price of $19.34 for offer / AM Proposal metrics. (1) (2) (3) (4) For C-corps, CAGR calculated using Q4 2017 dividend annualized and 2020E dividend. Calculated as equity value to LP DCF. DCF calculated as EBITDA less interest expense and maintenance capital. Defined as high-growth MLP if current – 2020E distribution growth CAGR is greater than 10%. 44 PF AMGP at AMGP Proposal $19.36 $9,739 $10,879 4.7% 4.9% 28% 15.4x 11.4x 13.9x 11.0x 1.2x PF AMGP at AM Proposal $19.36 $10,045 $11,440 5.3% 5.2% 29% 16.4x 12.1x 14.6x 11.6x 1.1x Mean $12,053 $18,571 5.7% 5.8% 13% 13.3x 11.7x 15.2x 12.6x 1.4x Median $7,267 $7,433 5.6% 5.7% 14% 13.4x 12.0x 14.3x 11.2x 1.3x Midstream C-Corp Mean $21,016 $33,495 5.4% 5.5% 10% 13.5x 11.9x 16.1x 14.7x 1.6x Midstream C-Corp Median $19,908 $27,198 4.7% 5.1% 8% 13.2x 11.1x 14.5x 13.0x 1.4x High-Growth MLP Mean $4,371 $5,779 5.9% 6.1% 15% 13.2x 11.5x 14.5x 10.8x 1.3x High-Growth MLP Median $2,302 $3,354 5.6% 5.9% 15% 13.4x 12.0x 14.3x 11.0x 1.2x High - Growth MLPs(4) Non-IDR Midstream C-Corps L Coverage J K Enterprise Value / H I Equity Value / G E F Distribution / Unit / D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# Has / Gets Analysis | AR Base Case

## Pre - Unitholder Tax | Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

### Stand Alone AM Implied Unit Price

#### Discounted Levered DCF Analysis

| Discount Rate | 2022E DCF Multiple 9.0x | 10.5x | 12.0x |
|---|---|---|---|
| 8.0% | $38.81 | $43.72 | $48.64 |
| 10.0% | $36.67 | $41.27 | $45.88 |
| 12.0% | $34.68 | $39.01 | $43.33 |

#### Discounted Distribution Analysis

| Discount Rate | 2022E Distribution Yield 8.0% | 7.0% | 6.0% |
|---|---|---|---|
| 8.0% | $47.23 | $52.82 | $60.28 |
| 10.0% | $44.52 | $49.76 | $56.75 |
| 12.0% | $42.02 | $46.94 | $53.50 |

### XR Adjusted PF AMGP Implied Share Price | 1.775x XR(1)

#### Discounted Levered DCF Analysis

| Discount Rate | 2022E DCF Multiple 10.0x | 12.0x | 14.0x |
|---|---|---|---|
| 8.0% | $46.32 | $53.13 | $59.93 |
| 10.0% | $43.88 | $50.27 | $56.65 |
| 12.0% | $41.64 | $47.63 | $53.62 |

#### Discounted Distribution Analysis

| Discount Rate | 2022E Distribution Yield 7.0% | 6.0% | 5.0% |
|---|---|---|---|
| 8.0% | $48.64 | $55.21 | $64.41 |
| 10.0% | $45.96 | $52.13 | $60.76 |
| 12.0% | $43.50 | $49.29 | $57.39 |

#### Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC

| Discount Rate | 2022E Terminal Multiple 11.0x | 13.0x | 15.0x |
|---|---|---|---|
| 7.0% | $43.66 | $50.70 | $57.73 |
| 8.5% | $41.60 | $48.30 | $55.00 |
| 10.0% | $39.66 | $46.05 | $52.43 |

Source: Management projections and FactSet as of 8/21/2018.
(1) Implied XR at 1.620x equity XR and cash consideration of $3.00 / unit. Cash consideration added to implied share price at 1.620x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share.

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# Has / Gets Analysis | AR Downside Volumes Case

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

## Pre - Unitholder Tax | Valuation Effective Date: 6/30/2018

### Stand Alone AM Implied Unit Price

#### Discounted Levered DCF Analysis

| Discount Rate | 2022E DCF Multiple 9.0x | 10.5x | 12.0x |
|---|---|---|---|
| 8.0% | $34.30 | $38.61 | $42.91 |
| 10.0% | $32.41 | $36.45 | $40.49 |
| 12.0% | $30.66 | $34.45 | $38.25 |

#### Discounted Distribution Analysis

| Discount Rate | 2022E Distribution Yield 8.0% | 7.0% | 6.0% |
|---|---|---|---|
| 8.0% | $40.04 | $44.71 | $50.92 |
| 10.0% | $37.76 | $42.14 | $47.97 |
| 12.0% | $35.66 | $39.76 | $45.24 |

### XR Adjusted PF AMGP Implied Share Price | 1.775x XR[(1)]

#### Discounted Levered DCF Analysis

| Discount Rate | 2022E DCF Multiple 10.0x | 12.0x | 14.0x |
|---|---|---|---|
| 8.0% | $37.95 | $43.31 | $48.66 |
| 10.0% | $36.01 | $41.03 | $46.05 |
| 12.0% | $34.21 | $38.93 | $43.64 |

#### Discounted Distribution Analysis

| Discount Rate | 2022E Distribution Yield 7.0% | 6.0% | 5.0% |
|---|---|---|---|
| 8.0% | $39.31 | $44.46 | $51.68 |
| 10.0% | $37.20 | $42.03 | $48.80 |
| 12.0% | $35.25 | $39.79 | $46.14 |

#### Discounted Cash Flow | Unlevered FCF[(2)] | Discounted at WACC

| Discount Rate | 2022E Terminal Multiple 11.0x | 13.0x | 15.0x |
|---|---|---|---|
| 7.0% | $36.76 | $42.29 | $47.83 |
| 8.5% | $35.07 | $40.34 | $45.61 |
| 10.0% | $33.48 | $38.50 | $43.52 |

Source: Management projections and FactSet as of 8/21/2018.
(1) Implied XR at 1.620x equity XR and cash consideration of $3.00 / unit. Cash consideration added to implied share price at 1.620x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share.

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Has / Gets Analysis | AR Base Case Pre – Unitholder Tax | Valuation Effective Date: 6/30/2018 Discounted Levered DCF Analysis Discounted Levered DCF Analysis 14.0x 16.0x 18.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 7.0% 5.5% 4.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 8/21/2018. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 47 $25.10 $29.44 $33.78 $23.83 $27.96 $32.10 $22.63 $26.57 $30.51 Discount Rate 2022E Terminal M ultiple $28.17 $32.23 $37.91 $26.52 $30.33 $35.65 $25.00 $28.57 $33.57 Discount Rate $27.54 $34.07 $45.50 $25.92 $32.05 $42.76 $24.43 $30.18 $40.24 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $26.74 $30.94 $35.14 $25.24 $29.18 $33.12 $23.85 $27.55 $31.25 Discount Rate $27.09 $30.44 $33.79 $25.50 $28.64 $31.79 $24.03 $26.98 $29.93 Discount Rate 2022E DCF M ultiple 2022E CAFD M ultiple PF AMGP Implied Share Price Stand Alone AMGP Implied Share Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# Has / Gets Analysis | AR Downside Volumes Case

## Pre - Unitholder Tax | Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

### Stand Alone AMGP Implied Share Price

#### Discounted Levered DCF Analysis

| Discount Rate | 2022E CAFD Multiple 14.0x | 16.0x | 18.0x |
|---|---|---|---|
| 8.0% | $21.51 | $24.13 | $26.76 |
| 10.0% | $20.25 | $22.71 | $25.18 |
| 12.0% | $19.10 | $21.41 | $23.72 |

#### Discounted Distribution Analysis

| Discount Rate | 2022E Distribution Yield 7.0% | 5.5% | 4.0% |
|---|---|---|---|
| 8.0% | $21.86 | $26.97 | $35.92 |
| 10.0% | $20.58 | $25.38 | $33.77 |
| 12.0% | $19.40 | $23.90 | $31.78 |

### PF AMGP Implied Share Price

#### Discounted Levered DCF Analysis

| Discount Rate | 2022E DCF Multiple 10.0x | 12.0x | 14.0x |
|---|---|---|---|
| 8.0% | $21.57 | $24.88 | $28.19 |
| 10.0% | $20.38 | $23.48 | $26.58 |
| 12.0% | $19.27 | $22.18 | $25.09 |

#### Discounted Distribution Analysis

| Discount Rate | 2022E Distribution Yield 7.0% | 6.0% | 5.0% |
|---|---|---|---|
| 8.0% | $22.41 | $25.59 | $30.05 |
| 10.0% | $21.11 | $24.09 | $28.27 |
| 12.0% | $19.91 | $22.71 | $26.63 |

#### Discounted Cash Flow | Unlevered FCF[(1)] | Discounted at WACC

| Discount Rate | 2022E Terminal Multiple 11.0x | 13.0x | 15.0x |
|---|---|---|---|
| 7.0% | $20.84 | $24.26 | $27.67 |
| 8.5% | $19.80 | $23.05 | $26.30 |
| 10.0% | $18.81 | $21.91 | $25.01 |

Source: Management projections and FactSet as of 8/21/2018.
(1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share.

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Illustrative Discounted Future Value Pre – Unitholder Tax | SQ AM & PF AMGP | AR Base Case & AR Downside Volumes Case PF AMGP | 1.775x XR Adjusted(1) | AR Base Case SQ AM | AR Base Case $52.42 $51.83 $46.08 $39.91 $35.28 2019E SQ AM | AR e Volumes Case $51.64 $41.25 $41.88 $37.56 $36.29 $39.27 $35.60 $32.11 2019E 2020E 2021E 2019E 2020E 2021E Source: Management projections and FactSet as of 8/21/2018. Note: Valuation based on annual distributions. (1) Implied XR at 1.620x equity XR and cash consideration of $3.00 / unit. 49 Assumptions Management projections | Valuation date as of 6/30/18 Future share price calculated at FY1 distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 $30.86 8.0% Current AM Unit Price 5.0% 6.0% 7.0% Yield $59.16 $52.36 $45.63 $46.33 $40.58 2020E 2021E $65.47 $58.69 $55.25 $49.34 $43.88 $47.95 $42.67 $37.78 2019E 2020E 2021E Downside Volumes Case $49.98 $45.83 6.0% $43.86 $39.98 7.0% PF AMGP | 1.775x XR Adjusted(1) | AR Downsid $54.00 $49.29 $43.42$45.61 $39.62 $35.51 Yield $30.86 5.0% 6.0% 7.0% Yield 6.0% 7.0% 8.0% Current AM Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Illustrative Discounted Future Value Pre – Unitholder Tax | SQ AMGP & PF AMGP | AR Base Case & AR Downside Volumes Case SQ AMGP | AR Base Case $35.70 $31.08 $22.90 $18.23 2019E SQ AMGP | AR Downside Volumes Case $26.71 $19.70 $15.69 $21.87 2019E 50 Source: Management projections and FactSet as of 8/21/2018. Note: Valuation based on annual distributions. Assumptions Management projections | Valuation date as of 6/30/18 Future share price calculated at FY1 distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 5.0% 6.0% 7.0% Yield 5.0% 6.0% 7.0% Yield $44.70 $37.69 $33.45 $28.01 $27.03 $22.47 $19.36 4.0% 5.5% 7.0% PF AMGP | AR Base Case $42.01 $37.22 $32.80 $31.45 $27.53 $31.20 $27.33 $23.76 2019E 2020E 2021E 2020E 2021E PF AMGP | AR Downside Volumes Case $33.53 $32.15 $30.18 $28.57 $27.19 $25.33 $25.02 $23.65 2019E 2020E 2021E $35.28 $30.95 $26.48 $23.04 $21.45 $18.52 2020E 2021E 4.0% 5.5% 7.0% $19.36 Current AMGP Share Price Yield Current AMGP Share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

B. AM Proposal 51 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# Transaction Assumptions

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

## AM Proposal Transaction Assumptions

- Transaction effective on 6/30/2018
- To acquire AM, AMGP will convert into a C-Corp in a 100% stock transaction
- AM Proposal assumes:
  - Each outstanding AM common unit exchanged for 1.71 AMGP shares
  - Cash consideration of $3.00 paid to all unitholders (including AR) to cover taxes paid by unitholders. Cash consideration financed by borrowings on the Company's revolving credit facility at a 3.00% interest rate
  - All existing Series B units exchanged for 18.5mm AMGP shares
- 2H 2018E coverage adjusted to maintain SQ distribution per unit

## Sources & Uses at AM Proposal

| Sources | |
|---|---|
| AMGP Equity Issued[1] | $6,599 |
| AM Debt Rolled to AMGP Balance Sheet | 1,400 |
| Revolver Draw | 564 |
| **Total Sources** | **$8,564** |

| Uses | |
|---|---|
| Purchase AM Units Outstanding | $6,228 |
| Conversion of Series B Units | 358 |
| Cash Consideration to Avoid Share Selling[2] | 564 |
| Transaction Fees[3] | 13 |
| AM Existing Debt | 1,400 |
| **Total Uses** | **$8,564** |

## AMGP Ownership Comparison

Status Quo



Existing Public 42.0%
Mgmt. 20.0%
Sponsors 38.0%

Pro Forma[4]



Existing Public 14.9%
Mgmt. 7.1%
Series B 3.5%
Sponsors 13.4%
AR 32.4%
Prior AM Public 28.7%

*3.5% Series B share under AM Proposal*

Source: FactSet as of 8/21/2018.
(1) Includes equity issued for Series B unit conversion into AMGP shares.
(2) Assumes Cash consideration per unit paid to cover transaction related taxes and avoid downward pressure on PF AMGP share prices from tax motivated liquidations.
(3) Provided by Management.
(4) Equity ownership does not reflect the gross up of the AM Proposal XR for the $3.00 cash consideration.

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# Distributable Cash Flow Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

## At 1.710x Exchange Ratio and Various Cash Considerations | AR Base Case

### AM Accretion / (Dilution) - %

At 1.710x XR



1.865x XR
1.710x XR and $3.00 Cash
1.9%
7.9%
11.7%
14.7%
15.8%
(6.6%)
(1.0%)
2.4%
5.1%
6.1%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AM: | $1.08 | $2.74 | $3.24 | $3.75 | $4.29 |
| PF AMGP with $0: | $1.01 | $2.71 | $3.31 | $3.94 | $4.55 |
| PF AMGP with $3.00: | $1.10 | $2.96 | $3.61 | $4.30 | $4.96 |
| $ Acc / (Dil): | ($0.07) | ($0.03) | $0.08 | $0.19 | $0.26 |
| $ Acc / (Dil): | $0.02 | $0.22 | $0.38 | $0.55 | $0.68 |

### AMGP Accretion / (Dilution) - %

At 1.0x AM Coverage



38.4%
25.8%
21.0%
17.7%
13.9%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AMGP: | $0.42 | $1.26 | $1.60 | $1.96 | $2.34 |
| PF AMGP: | $0.59 | $1.59 | $1.94 | $2.30 | $2.66 |
| $ Acc / (Dil): | $0.16 | $0.33 | $0.34 | $0.35 | $0.33 |

### Accretion / (Dilution) Analysis at Various XRs

Cash Consideration / Implied XR

| Cash Consid. / Unit | Implied XR at 1.710x | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| $0.00 | 1.710x | (4.9%) | 0.8% | 4.0% | 6.5% | 7.3% |
| $3.00 | 1.710x | (6.6%) | (1.0%) | 2.4% | 5.1% | 6.1% |
| $3.00 | 1.865x | 1.9% | 7.9% | 11.7% | 14.7% | 15.8% |

### Accretion / (Dilution) Analysis at Various XRs

Cash Consideration / Implied XR

| Cash Consid. / Unit | Implied XR at 1.710x | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| $0.00 | 1.710x | 40.9% | 28.2% | 22.8% | 19.2% | 15.2% |
| $3.00 | 1.710x | 38.4% | 25.8% | 21.0% | 17.7% | 13.9% |
| $3.00 | 1.865x | 38.4% | 25.8% | 21.0% | 17.7% | 13.9% |

Cash Consideration - Taxes

Source: Management projections and FactSet as of 8/21/2018.
Note: 1. 865x represents implied XR at 1.710x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to purchase additional secondary shares.
Note: Cash Consideration - Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis.

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Distribution Accretion / (Dilution) At 1.710x Exchange Ratio and Various Cash Considerations | AR Base Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.710x XR 1.865x XR 1.710x XR and $3.00 Cash 73.0% 45.8% 25.0% 15.8% 9.1% 2019E 7.9% 2020E 11.7% 2.4% 14.7%2021E 5.1% 15.8% 2022E 6.1% 2H 2018E 2019E 2020E 2021E 2022E (1.0%) PF AMGP with $0: $0.91 $2.22 $2.88 $3.46 $4.17 $ Acc / (Dil): $201.09E1 202$00E.03 2021E$0.04 2022E $0.07 $2.71… $3.31… $3.94… $4.55… Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.710x 2018E 2019E 2020E 2021E 2022E Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E Source: Management projections and FactSet as of 8/21/2018. Cash Consideration - Taxes 54 Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. Note: 1.865x represents implied XR at 1.710x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. Cash Consideration / Implied XR $0.00 1.710x 76.2% 48.5% 27.0% 17.3% 10.4% $3.00 1.710x 73.0% 45.8% 25.0% 15.8% 9.1% $3.00 1.865x 73.0% 45.8% 25.0% 15.8% 9.1% Cash Consideration / Implied XR $0.00 1.8% 2.5% 2.5% 2.6% 2.7% $3.00 0.0% 0.6% 1.0% 1.3% 1.6% $3.00 9.1% 9.7% 10.1% 10.5% 10.8% Status Quo AM:$2.21 $2.85 $3.42 $4.10 PF AMGP with $3.00: $0.99 $2.42 $3.14 $3.78 $4.54 $ Acc / (Dil):$0.21 $0.29 $0.36 $0.44 PF AMGP Coverage:1.10$15.x08 1$.2.2704x $31..21452x $3.715.137x $4.29 1.093x Status Quo AMGP: $0.31 $0.89 $1.35 $1.75 $2.23 Pro Forma AMGP: $0.53 $1.30 $1.68 $2.03 $2.44 $ Acc / (Dil):$0.22 $0.41 $0.34 $0.28 $0.20 PF AMGP Coverage: 1.105x 1.220x 1.152x 1.137x 1.093x 9.1% 9.7% 10.1% 10.5% 10.8% 0.0% 0.6% 1.0% 1.3% 1.6% 2H 2018E 1.9% $0(.69.16%) $20H.020018E $0.08 $1.01… Implied XR 2H at 1.710x 1.710x 1.710x 1.865x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow Accretion / (Dilution) At 1.710x Exchange Ratio and Various Cash Considerations | AR Downside Volumes Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 42.5% At 1.710x XR 1.865x XR 1.710x XR and $3.00 Cash 10.9% 10.1% 30.8% 22.1% (2.7%) 18.4% (4.2%) 10.0% 11.72%020E 2.4% 2H 2018E 1.9% 270.91%9E (1.0%) 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E PF AMGP: $0.54 $1.34 $1.78 $1.98 $2.15 $1.08 $2.74 $3.24 $3.75 $4.29 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.710x Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E Cash Consideration - Taxes 55 Source: Management projections and FactSet as of 8/21/2018. Note: 1.865x represents implied XR at 1.710x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. $0.00 $3.00 $3.00 Cash Consideration / Implied XR $0.00 1.710x 40.9% 28.2% 22.8% 19.2% 15.2% $3.00 1.710x 38.4% 25.8% 21.0% 17.7% 13.9% $3.00 1.865x 38.4% 25.8% 21.0% 17.7% 13.9% Cash Consideration / Implied XR Status Quo AMGP: $0.38 $1.02 $1.46 $1.67 $1.96 $ Acc / (Dil):$0.16 $0.32 $0.32 $0.31 $0.19 Status Quo AM: PF AMGP with $0:$0.92 $2.30 $3.05 $3.39 $3.66 PF AMGP with $3.00: $12.H021018E 2$021.95E1 2020$E3.33 2021E $3.69 2022E $3.99 $ Acc / (Dil): $ Acc / (Dil): 4.5% 6.1% 0.9% 1.7% (0.3%) (8.5%) 14.7% 15.8% 5.1% 6.1% (6.6%) $1.01 $2.40 $3.02 $3.33 $3.76 ($0.09) ($0.10) $0.03 $0.06 ($0.10) ($0.00) $0.11 $0.31 $0.36 $0.23 $1.01… $2.71… $3.31… $3.94… $4.55… Implied XR 2H 2018E 2019E 2020E 2021E 2022E at 1.710x 1.710x (6.7%) (2.1%) 2.3% 2.6% (5.9%) 1.710x (8.5%) (4.2%) 0.9% 1.7% (2.7%) 1.865x (0.3%) 4.5% 10.1% 10.9% 6.1% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) At 1.710x Exchange Ratio and Various Cash Considerations | AR Downside Volumes Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.710x XR 1.865x XR 1.710x XR and $3.00 Cash 80.4% 9.4% 0.3% 34.2% 30.5% 21.8% 12.0% (12.0%) 15.8% 2022E 6.1% 14.7%2021E 5.1% 2019E 7.9% (1.0%) 112.70%20E 2.4% 2H 2018E 2019E 2020E 2021E 2022E PF AMGP with $0: $0.83 $1.89 $2.65 $2.98 $3.35 $ Acc / (Dil): ($0.26) $0.07 $0.01 ($0.07) $2.71… $3.31… $3.94… $4.55… Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.710x Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E 2018E 2019E 2020E 2021E 2022E Source: Management projections and FactSet as of 8/21/2018. Cash Consideration - Taxes 56 Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. Note: 1.865x represents implied XR at 1.710x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. Cash Consideration / Implied XR $0.00 0.8%) (10.1%) 4.1% 1.2% (5.3%) $3.00 2.7%) (12.0%) 2.7% 0.3% (2.1%) $3.00 6.1% (4.0%) 12.0% 9.4% 6.8% $0.00 1.710x 84.0% 33.4% 36.1% 22.8% 8.3% $3.00 1.710x 80.4% 30.5% 34.2% 21.8% 12.0% $3.00 1.865x 80.4% 30.5% 34.2% 21.8% 12.0% Cash Consideration / Implied XR Status Quo AM:$2.15 $2.58 $2.97 $3.42 PF AMGP with $3.00: $20H.921018E $2201.09E6 202$02E.89 2021E$3.25 2022E $3.65 $ Acc / (Dil):($0.09) $0.31 $0.28 $0.23 PF AMGP Coverage:1.10$15.x08 1$.2.2704x $31..21452x $3.715.137x $4.29 1.093x Status Quo AMGP: $0.27 $0.85 $1.15 $1.43 $1.75 PF AMGP:$0.49 $1.10 $1.55 $1.74 $1.96 $ Acc / (Dil):$0.22 $0.26 $0.39 $0.31 $0.21 PF AMGP Coverage: 1.105x 1.220x 1.152x 1.137x 1.093x 12.0% 6.1% 6.8% 2.7% (2.7%) (4.0%) (2.1%) 2H 2018E 1.9% $0(.68.6%) ($0.02) $0.05 $1.01… Implied XR 2H at 1.710x 1.710x ( 1.710x ( 1.865x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# Growth Comparison at AM Proposal

## SQ AM, SQ AMGP, & PF AMGP

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

| DCF per Unit / Share | 2018E | 2019E | 2020E | 2021E | 2022E | 2019E - 2022E CAGR |
|---|---|---|---|---|---|---|
| **AR Base Case** | | | | | | |
| AM | $2.04 | $2.74 | $3.24 | $3.75 | $4.29 | 16% |
| AMGP @ 1.0x AM Coverage | $0.77 | $1.26 | $1.60 | $1.96 | $2.34 | 23% |
| PF AMGP | $1.18 | $1.59 | $1.94 | $2.30 | $2.66 | 19% |
| **AR Downside Volumes Case** | | | | | | |
| AM | $2.04 | $2.40 | $3.02 | $3.33 | $3.76 | 16% |
| AMGP @ 1.0x AM Coverage | $0.77 | $1.02 | $1.46 | $1.67 | $1.96 | 24% |
| PF AMGP | $1.07 | $1.35 | $1.78 | $1.98 | $2.14 | 17% |

| Distributions / Dividends per Unit / Share | 2018E | 2019E | 2020E | 2021E | 2022E | 2019E - 2022E CAGR |
|---|---|---|---|---|---|---|
| **AR Base Case** | | | | | | |
| AM | $1.72 | $2.21 | $2.85 | $3.42 | $4.10 | 23% |
| AMGP | $0.54 | $0.89 | $1.35 | $1.75 | $2.23 | 36% |
| PF AMGP | $1.06 | $1.30 | $1.68 | $2.03 | $2.44 | 23% |
| **AR Downside Volumes Case** | | | | | | |
| AM | $1.72 | $2.15 | $2.58 | $2.97 | $3.42 | 17% |
| AMGP | $0.54 | $0.85 | $1.15 | $1.43 | $1.75 | 27% |
| PF AMGP | $0.98 | $1.10 | $1.55 | $1.74 | $1.96 | 21% |

| | 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| SQ AM Mgmt Dist Coverage (Base Case) | 1.27x | 1.31x | 1.16x | 1.11x | 1.05x |
| SQ AM Mgmt Dist Coverage (AR Downside Volumes Case) | 1.26x | 1.16x | 1.21x | 1.14x | 1.12x |
| PF AMGP Management Dividend Coverage | 1.11x | 1.22x | 1.15x | 1.14x | 1.09x |

Source: Management projections and FactSet as of 8/21/2018.
Note: Coverage assumptions as provided by Management in 2019E+. 2018E coverage adjusted for dividend breakeven analysis. PF AMGP coverage extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Base Case extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Downside Volumes base extrapolated based on fixed distributions provided for AR Downside Volumes Case.

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# Has / Gets Analysis | AR Base Case

## For AM | AM Proposal

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

### Stand Alone AM Implied Unit Price

**Discounted Levered DCF Analysis**

| Discount Rate | 2022E DCF Multiple 9.0x | 10.5x | 12.0x |
|---|---|---|---|
| 8.0% | $38.81 | $43.72 | $48.64 |
| 10.0% | $36.67 | $41.27 | $45.88 |
| 12.0% | $34.68 | $39.01 | $43.33 |

**Discounted Distribution Analysis**

| Discount Rate | 2022E Distribution Yield 8.0% | 7.0% | 6.0% |
|---|---|---|---|
| 8.0% | $47.23 | $52.82 | $60.28 |
| 10.0% | $44.52 | $49.76 | $56.75 |
| 12.0% | $42.02 | $46.94 | $53.50 |

### XR Adjusted PF AMGP Implied Share Price | 1.865x XR(1)

**Discounted Levered DCF Analysis**

| Discount Rate | 2022E DCF Multiple 10.0x | 12.0x | 14.0x |
|---|---|---|---|
| 8.0% | $47.22 | $54.17 | $61.12 |
| 10.0% | $44.74 | $51.25 | $57.77 |
| 12.0% | $42.44 | $48.56 | $54.68 |

**Discounted Distribution Analysis**

| Discount Rate | 2022E Distribution Yield 7.0% | 6.0% | 5.0% |
|---|---|---|---|
| 8.0% | $51.29 | $58.23 | $67.94 |
| 10.0% | $48.47 | $54.97 | $64.08 |
| 12.0% | $45.86 | $51.97 | $60.53 |

**Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC**

| Discount Rate | 2022E Terminal Multiple 11.0x | 13.0x | 15.0x |
|---|---|---|---|
| 7.0% | $44.40 | $51.58 | $58.76 |
| 8.5% | $42.30 | $49.13 | $55.97 |
| 10.0% | $40.32 | $46.84 | $53.36 |

Source: Management projections and FactSet as of 8/21/2018.
Note: Utilizes adjusted PF AMGP Management coverage: implied distribution / dividend breakeven coverage ratio in 2018E and PF AMGP Management coverage in 2019E+.
(1) Implied XR at 1.710x equity XR and cash consideration of $3.00 / unit. Cash consideration added to implied share price at 1.710x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share.

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58

# Has / Gets Analysis | AR Downside Volumes Case

For AM | AM Proposal

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

## Stand Alone AM Implied Unit Price

### Discounted Levered DCF Analysis

| Discount Rate | 2022E DCF Multiple 9.0x | 10.5x | 12.0x |
|---|---|---|---|
| 8.0% | $34.30 | $38.61 | $42.91 |
| 10.0% | $32.41 | $36.45 | $40.49 |
| 12.0% | $30.66 | $34.45 | $38.25 |

### Discounted Distribution Analysis

| Discount Rate | 2022E Distribution Yield 8.0% | 7.0% | 6.0% |
|---|---|---|---|
| 8.0% | $40.04 | $44.71 | $50.92 |
| 10.0% | $37.76 | $42.14 | $47.97 |
| 12.0% | $35.66 | $39.76 | $45.24 |

## XR Adjusted PF AMGP Implied Share Price | 1.865x XR(1)

### Discounted Levered DCF Analysis

| Discount Rate | 2022E DCF Multiple 10.0x | 12.0x | 14.0x |
|---|---|---|---|
| 8.0% | $39.29 | $44.88 | $50.47 |
| 10.0% | $37.27 | $42.51 | $47.75 |
| 12.0% | $35.40 | $40.32 | $45.24 |

### Discounted Distribution Analysis

| Discount Rate | 2022E Distribution Yield 7.0% | 6.0% | 5.0% |
|---|---|---|---|
| 8.0% | $41.43 | $46.87 | $54.49 |
| 10.0% | $39.21 | $44.31 | $51.45 |
| 12.0% | $37.15 | $41.94 | $48.65 |

### Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC

| Discount Rate | 2022E Terminal Multiple 11.0x | 13.0x | 15.0x |
|---|---|---|---|
| 7.0% | $38.02 | $43.80 | $49.57 |
| 8.5% | $36.27 | $41.77 | $47.27 |
| 10.0% | $34.62 | $39.86 | $45.10 |

Source: Management projections and FactSet as of 8/21/2018.
Note: Utilizes adjusted PF AMGP Management coverage: implied distribution / dividend breakeven coverage ratio in 2018E and PF AMGP Management coverage in 2019E+.
(1) Implied XR at 1.710x equity XR and cash consideration of $3.00 / unit. Cash consideration added to implied share price at 1.710x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share.

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# Has / Gets Analysis | AR Base Case

## For AMGP | AM Proposal

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

### Stand Alone AMGP Implied Share Price

#### Discounted Levered DCF Analysis

| Discount Rate | 2022E CAFD Multiple | | |
|---|---|---|---|
| | 14.0x | 16.0x | 18.0x |
| 8.0% | $27.09 | $30.44 | $33.79 |
| 10.0% | $25.50 | $28.64 | $31.79 |
| 12.0% | $24.03 | $26.98 | $29.93 |

#### Discounted Distribution Analysis

| Discount Rate | 2022E Distribution Yield | | |
|---|---|---|---|
| | 7.0% | 5.5% | 4.0% |
| 8.0% | $27.54 | $34.07 | $45.50 |
| 10.0% | $25.92 | $32.05 | $42.76 |
| 12.0% | $24.43 | $30.18 | $40.24 |

### PF AMGP Implied Share Price

#### Discounted Levered DCF Analysis

| Discount Rate | 2022E DCF Multiple | | |
|---|---|---|---|
| | 10.0x | 12.0x | 14.0x |
| 8.0% | $25.86 | $29.92 | $33.99 |
| 10.0% | $24.41 | $28.22 | $32.03 |
| 12.0% | $23.06 | $26.64 | $30.22 |

#### Discounted Distribution Analysis

| Discount Rate | 2022E Distribution Yield | | |
|---|---|---|---|
| | 7.0% | 6.0% | 5.0% |
| 8.0% | $28.24 | $32.30 | $37.98 |
| 10.0% | $26.59 | $30.39 | $35.72 |
| 12.0% | $25.07 | $28.64 | $33.64 |

#### Discounted Cash Flow | Unlevered FCF[(1)] | Discounted at WACC

| Discount Rate | 2022E Terminal Multiple | | |
|---|---|---|---|
| | 11.0x | 13.0x | 15.0x |
| 7.0% | $24.21 | $28.41 | $32.61 |
| 8.5% | $22.98 | $26.98 | $30.98 |
| 10.0% | $21.82 | $25.64 | $29.45 |

Source: Management projections and FactSet as of 8/21/2018.
Note: Utilizes adjusted PF AMGP Management coverage: implied distribution / dividend breakeven coverage ratio in 2018E and PF AMGP Management coverage in 2019E+.
(1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

60

# Has / Gets Analysis | AR Downside Volumes Case

## For AMGP | AM Proposal

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

### Stand Alone AMGP Implied Share Price

**Discounted Levered DCF Analysis**

| Discount Rate | 2022E CAFD Multiple 14.0x | 16.0x | 18.0x |
|---|---|---|---|
| 8.0% | $21.51 | $24.13 | $26.76 |
| 10.0% | $20.25 | $22.71 | $25.18 |
| 12.0% | $19.10 | $21.41 | $23.72 |

**Discounted Distribution Analysis**

| Discount Rate | 2022E Distribution Yield 7.0% | 5.5% | 4.0% |
|---|---|---|---|
| 8.0% | $21.86 | $26.97 | $35.92 |
| 10.0% | $20.58 | $25.38 | $33.77 |
| 12.0% | $19.40 | $23.90 | $31.78 |

### PF AMGP Implied Share Price

**Discounted Levered DCF Analysis**

| Discount Rate | 2022E DCF Multiple 10.0x | 12.0x | 14.0x |
|---|---|---|---|
| 8.0% | $21.22 | $24.49 | $27.76 |
| 10.0% | $20.04 | $23.11 | $26.17 |
| 12.0% | $18.95 | $21.83 | $24.70 |

**Discounted Distribution Analysis**

| Discount Rate | 2022E Distribution Yield 7.0% | 6.0% | 5.0% |
|---|---|---|---|
| 8.0% | $22.47 | $25.66 | $30.11 |
| 10.0% | $21.17 | $24.16 | $28.33 |
| 12.0% | $19.97 | $22.77 | $26.69 |

**Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC**

| Discount Rate | 2022E Terminal Multiple 11.0x | 13.0x | 15.0x |
|---|---|---|---|
| 7.0% | $20.48 | $23.86 | $27.24 |
| 8.5% | $19.46 | $22.67 | $25.89 |
| 10.0% | $18.49 | $21.55 | $24.62 |

Source: Management projections and FactSet as of 8/21/2018.
Note: Utilizes adjusted PF AMGP Management coverage: implied distribution / dividend breakeven coverage ratio in 2018E and PF AMGP Management coverage in 2019E+.
(1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share.

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VI. Pro Forma Trading Analysis 62 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Pro Forma Trading AM Share Price as of 8/21/2018: $30.86 Implied AM Ownership AM 2018E ($1.82) 5.90% PF Mkt Cap Weighted Y ield ($0.95) 4.80% AMGP 2018E ($0.61) 3.16% 6.00% 5.00% 4.00% 3.00% 60.6% $26.52 $26.98 $31.83 $33.15 $39.78 $50.34 $53.04 61.3% $27.31 $27.79 $32.78 $34.14 $40.97 $51.84 $54.63 62.0% $28.10 $28.59 $33.73 $35.13 $42.16 $53.34 $56.21 62.6% $28.90 $29.40 $34.68 $36.12 $43.34 $54.85 $57.79 63.3% $29.69 $30.20 $35.63 $37.11 $44.53 $56.35 $59.38 63.9% $30.48 $31.01 $36.58 $38.10 $45.72 $57.85 $60.96 61.1% $27.02 $27.49 $32.43 $33.78 $40.54 $51.29 $54.05 63.2% $29.53 $30.04 $35.43 $36.91 $44.29 $56.05 $59.06 63 Source: Company Management, FactSet as of 8/21/2018. Note: 2018E Dividend / Distribution Yields based on Annualized 2H 2018E dividends / distributions. Cash Adj. AMGP Proposal Cash Adj. XR at AM Proposal Current Adj. XR 1.865x 1.707x 1.925x 1.875x 1.825x 1.775x 1.725x 1.675x Exchange Ratio A I Exchange Ratio Adjusted Implied AM Unit Price 2H Annualized 2018E Dividend Y ield H G F E D C B CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VII. After-Tax Pro Forma Impact Supplemental Materials for AMGP Proposal 64 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Tax Implications At AMGP Proposal Average Tax Basis Calculation(1) Average tax basis of $23.27 per unit for public AM unitholders as of YE 2017 Antero Resourc es Antero Resourc es - WaterARC Public Unitholders 90,841,730 8,028,605 94,757,401 $2.01 25.70 23.27 The average public AM unit holder would need to receive cash consideration of $3.13 per unit to avoid having to sell shares post-transaction to pay transaction related taxes Total Active Units 193,627,736 Cash Consideration Required to Avoid Share Selling AMGP Share Price Exchange Ratio Cash Consideration Offer Price $19.34 1.620x $3.00 $34.33 AMGP Share Price Exchange Ratio Cash Consideration Offer Price $19.34 1.620x $3.00 $34.33 AMGP Share Price Exchange Ratio Cash Consideration Offer Price $19.34 1.620x $3.00 $34.33 Detail of Gains (per Unit) Average Ordinary Gain Average Capital Gain Detail of Gains (per Unit) Average Ordinary Gain Average Capital Gain Detail of Gains (per Unit) Average Ordinary Gain Average Capital Gain $3.37 7.69 $4.83 9.00 $6.56 7.27 Average Assumed Passive Activity Loss (2) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) PAL Rate PAL Gain Deduction Average Assumed Passive Activity Loss (2) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) PAL Rate PAL Gain Deduction Assumed Passive Activity Loss (3) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) PAL Rate PAL Gain Deduction ($1.08) ($1.46) ($2.00) 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% ($0.40) 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% ($0.54) 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% ($0.74) Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $0.72 21.5% $1.83 23.8% $0.17 5.2% $0.40 5.2% Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.07 22.3% $2.14 23.8% $0.25 5.2% $0.47 5.2% Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.45 22.1% $1.73 23.8% $0.34 5.2% $0.38 5.2% Total Payable Effective Tax Rate 28.3% Total Effective Tax Rate 28.4% Total Payable Effective Tax Rate 28.2% Source: FactSet as of 8/21/2018 and Wall Street research. (1) (2) (3) (4) Provided by management. Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates based on a per unit basis range of $19.00-$22.00.` Passive activity loss calculated to be $2.00 for an IPO investor. State tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. 65 Total Tax on Gain $3.90 Total Tax on Gain $3.93 Total Tax on Gain $3.13 Total Gain $13.82 Total Gain $13.83 Total Gain $11.06 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $23.27 IPO Investor - IPO Basis(1) For IPO Investor - Average Basis(1) Average Unitholder Average EOY 2017 Basis for Public Unitholders $23.27 Average EOY 2017 Basis for IPO Investors $20.51 Unitholder Active Units EOY 2017 Basis CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# After-Tax Distribution For Average Unitholder

## Calculation Detail for AMGP Proposal

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

**SQ AM After-Tax Distribution Calculation**

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| EBITDA | $391 | $989 | $1,222 | $1,413 | $1,642 |
| - Interest Expense | ($38) | ($90) | ($114) | ($133) | ($144) |
| - IDR Distributions | ($82) | ($237) | ($357) | ($464) | ($592) |
| - Distributions from Unconsolidated Affiliates | ($27) | ($88) | ($141) | ($168) | ($196) |
| + Equity in Earnings of Unconsolidated Affiliates | $27 | $87 | $119 | $134 | $157 |
| - Equity Based Compensation | ($23) | ($48) | ($41) | ($33) | ($35) |
| **Taxable Income Before Tax Depreciation** | 248 | 613 | 687 | 749 | 832 |
| Oversubcription | 103% | 103% | 103% | 103% | 103% |
| **Taxable Income Before Tax Depreciation** | 255 | 631 | 707 | 771 | 856 |
| Tax Depreciation | (253) | (588) | (642) | (648) | (644) |
| **Net Income** | **2** | **42** | **65** | **123** | **213** |
| AM Shares Outstanding | 188.1 | 188.1 | 188.1 | 188.1 | 188.1 |
| Taxable Income / Unit (Net of PAL) | $0.00 | $0.00 | $0.01 | $0.02 | $0.04 |
| Average Tax Basis per Unit | $23.27 | $20.49 | $17.50 | $13.99 | $10.19 |
| Less: Return of Capital per Unit[1] | ($2.78) | ($2.99) | ($3.51) | ($3.80) | ($4.05) |
| Average EoY Basis per Unit | $20.49 | $17.50 | $13.99 | $10.19 | $6.14 |
| **Income Tax** | | | | | |
| Taxable Income / Unit (Net of PAL) | $0.00 | $0.00 | $0.01 | $0.02 | $0.04 |
| *Income Tax Rate* | *29.6%* | *29.6%* | *29.6%* | *29.6%* | *29.6%* |
| **Income Taxes / Unit** | **$0.00** | **$0.00** | **$0.00** | **$0.01** | **$0.01** |
| **Before Tax AM Distibution Per LP Unit** | **$0.91** | **$2.21** | **$2.85** | **$3.42** | **$4.10** |
| *Tax / Unit* | *$0.00* | *($0.00)* | *($0.00)* | *($0.01)* | *($0.01)* |
| **After Tax AM Distibution Per LP Unit** | **$0.91** | **$2.21** | **$2.85** | **$3.41** | **$4.09** |

**PF AMGP After-Tax Dividend Calculation**

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| EBITDA | $391 | $989 | $1,222 | $1,413 | $1,642 |
| - Distributions from Unconsolidated Affiliates | ($27) | ($88) | ($141) | ($168) | ($196) |
| + Equity in Earnings of Unconsolidated Affiliates | $27 | $87 | $119 | $134 | $157 |
| - Equity Based Compensation | ($23) | ($48) | ($41) | ($33) | ($35) |
| - Interest Expense | (44) | (107) | (132) | (150) | (122) |
| - Depreciation of Goodwill and Current Assets | (375) | (719) | (653) | (610) | (597) |
| - Additional Depreciation from Step Up in Basis | (27) | (179) | (287) | (281) | (204) |
| - Capex Expense for Tangible Assets | (133) | (164) | (176) | (352) | (352) |
| - Interest Expense Add-back | 0 | 0 | 0 | 0 | 38 |
| **Taxable Income Before NOLs** | **($211)** | **($229)** | **($89)** | **($46)** | **$322** |
| - NOLs applied from previous years | $0 | $0 | $0 | $0 | ($258) |
| **Taxable Income** | **($211)** | **($229)** | **($89)** | **($46)** | **$64** |
| AMGP Taxable Income | ($211) | ($229) | ($89) | ($46) | $64 |
| + NOL Utilization | - | - | - | - | 258 |
| - Payment of Income Taxes | - | - | - | - | 16 |
| +/- Change in depreciation (MACRS vs ADS SL) | (8) | 32 | 64 | 16 | (35) |
| + Tangible Asset Capex | 133 | 164 | 176 | 352 | 352 |
| **Current Earnings & Profits** | **($86)** | **($32)** | **$151** | **$322** | **$623** |
| Current Dist. from AMGP to Shareholders | 324 | 685 | 887 | 1,067 | 1,283 |
| Qualified Dividend? | RoC | RoC | Cum E&P | Cum E&P | Cum E&P |
| Return of Capital[1] | 324 | 685 | - | - | - |
| Qualified Dividend[2] | - | - | 151 | 322 | 623 |
| Partial Return of Capital[3] | - | - | 736 | 746 | 660 |
| *Percentage RoC* | *100%* | *100%* | *83%* | *70%* | *51%* |
| *Percentage QD* | *0%* | *0%* | *17%* | *30%* | *49%* |
| Shares Outstanding | 509.5 | 509.5 | 509.5 | 509.5 | 509.5 |
| Tax Basis/Share | $19.36 | $18.72 | $17.38 | $15.93 | $14.47 |
| - Return of Capital | ($0.64) | ($1.35) | ($1.44) | ($1.46) | ($1.30) |
| **EoY Basis** | **$18.72** | **$17.38** | **$15.93** | **$14.47** | **$13.17** |
| Return of Capital Taxes | $0.00 | $0.00 | $0.00 | $0.00 | $0.00 |
| Qualified Dividend Taxes | $0.00 | $0.00 | $0.07 | $0.15 | $0.29 |
| **Before Tax PF AMGP Dividend Per Share** | **$0.46** | **$1.35** | **$1.74** | **$2.10** | **$2.52** |
| Total Tax per Share | $- | $- | $0.07 | $0.15 | $0.29 |
| *Implied Tax Rate* | *-%* | *-%* | *4%* | *7%* | *11%* |
| **After-Tax PF AMGP Dividend Per Share** | **$0.46** | **$1.35** | **$1.67** | **$1.94** | **$2.23** |
| Exchange ratio | 1.620x | 1.620x | 1.620x | 1.620x | 1.620x |
| **PF After Tax AM Dividend XR Adjusted Share** | **$0.75** | **$2.18** | **$2.71** | **$3.15** | **$3.61** |
| *After-tax Distribution Dilution to AM Unitholder* | *(17.6%)* | *(1.4%)* | *(5.0%)* | *(7.7%)* | *(11.7%)* |

Source: Management projections and FactSet as of 8/21/2018.
Note: 1.620x implied after-tax XR represents a 1.620x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to eliminate unitholder tax liability.
(1) Return of capital per share / unit calculated as the total distributions to holders when Current Earnings & Profits are less than 0.
(2) Qualified dividend calculated as equal to the lesser of Current Earnings & Profits or Distributions to Shareholder assuming Current Earnings & Profit is greater than 0.
(3) Partial Return of Capital is calculated as the difference between Distributions to Shareholders and Current Earnings & Profits assuming Qualified Dividends are applicable.

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# After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

## AM & AMGP | For Average AM Unit Holder at AMGP Proposal | AR Base Case

### AM Accretion / (Dilution) - %

At 1.620x Exchange Ratio



(17.6%)
(1.4%)
(5.0%)
(7.7%)
(11.7%)
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AM: | $0.91 | $2.21 | $2.85 | $3.41 | $4.09 |
| Pro Forma AMGP: | $0.75 | $2.18 | $2.71 | $3.15 | $3.61 |
| $ Acc / (Dil): | ($0.16) | ($0.03) | ($0.14) | ($0.26) | ($0.48) |
| PF AMGP Coverage | 1.313x | 1.220x | 1.152x | 1.137x | 1.093x |

### AMGP Accretion / (Dilution) - %



97.6%
98.0%
62.9%
45.9%
31.0%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AMGP: | $0.23 | $0.68 | $1.03 | $1.33 | $1.70 |
| Pro Forma AMGP: | $0.46 | $1.35 | $1.67 | $1.94 | $2.23 |
| $ Acc / (Dil): | $0.23 | $0.67 | $0.64 | $0.61 | $0.53 |
| PF AMGP Coverage | 1.313x | 1.220x | 1.152x | 1.137x | 1.093x |

### Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio

| Cash @ Offer | Implied After-Tax XR | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| $3.00 | 1.620x | (17.6%) | (1.4%) | (5.0%) | (7.7%) | (11.7%) |
| $3.00 | 1.643x | (17.1%) | (0.8%) | (4.3%) | (7.1%) | (11.2%) |
| $3.00 | 1.665x | (16.7%) | (0.3%) | (3.7%) | (6.4%) | (10.7%) |
| $3.00 | 1.688x | (16.2%) | 0.3% | (3.0%) | (5.8%) | (10.1%) |
| $3.00 | 1.710x | (15.8%) | 0.8% | (2.3%) | (5.2%) | (9.6%) |

### Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| 1.620x | 97.6% | 98.0% | 62.9% | 45.9% | 31.0% |
| 1.643x | 96.0% | 96.4% | 61.8% | 44.9% | 30.0% |
| 1.665x | 94.4% | 94.8% | 60.7% | 43.9% | 29.0% |
| 1.688x | 92.8% | 93.2% | 59.7% | 42.9% | 28.0% |
| 1.710x | 91.2% | 91.6% | 58.7% | 42.0% | 27.0% |

Source: Management projections and FactSet as of 8/21/2018
Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes.
Note: 1.620x implied after-tax XR represents a 1.620x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to eliminate unitholder tax liability.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

67

# After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

## AM & AMGP | For Average AM Unit Holder at AMGP Proposal | AR Downside Case

### AM Accretion / (Dilution) - %
At 1.620x Exchange Ratio



(19.8%)
(13.7%)
(5.3%)
(9.8%)
(15.3%)
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AM: | $0.86 | $2.14 | $2.58 | $2.96 | $3.41 |
| Pro Forma AMGP: | $0.69 | $1.85 | $2.44 | $2.67 | $2.89 |
| $ Acc / (Dil): | ($0.17) | ($0.29) | ($0.14) | ($0.29) | ($0.52) |
| PF AMGP Coverage | 1.313x | 1.220x | 1.152x | 1.137x | 1.093x |

### AMGP Accretion / (Dilution) - %



106.0%
77.3%
71.4%
51.3%
33.6%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AMGP: | $0.21 | $0.64 | $0.88 | $1.09 | $1.33 |
| Pro Forma AMGP: | $0.42 | $1.14 | $1.51 | $1.65 | $1.78 |
| $ Acc / (Dil): | $0.22 | $0.50 | $0.63 | $0.56 | $0.45 |
| PF AMGP Coverage | 1.313x | 1.220x | 1.152x | 1.137x | 1.093x |

### Accretion / (Dilution) Analysis at Various XRs (AM)

| Exchange Ratio | Cash @ Offer | Implied After-Tax XR | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|---|
| | $3.00 | 1.620x | (19.8%) | (13.7%) | (5.3%) | (9.8%) | (15.3%) |
| | $3.00 | 1.643x | (19.4%) | (13.2%) | (4.6%) | (9.2%) | (14.3%) |
| | $3.00 | 1.665x | (18.9%) | (12.8%) | (3.9%) | (8.5%) | (13.4%) |
| | $3.00 | 1.688x | (18.5%) | (12.3%) | (3.2%) | (7.9%) | (12.4%) |
| | $3.00 | 1.710x | (18.1%) | (11.8%) | (2.5%) | (7.2%) | (11.4%) |

### Accretion / (Dilution) Analysis at Various XRs (AMGP)

| Exchange Ratio | | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| | 1.620x | 106.0% | 77.3% | 71.4% | 51.3% | 33.6% |
| | 1.643x | 104.3% | 75.8% | 70.3% | 50.4% | 33.3% |
| | 1.665x | 102.6% | 74.4% | 69.3% | 49.4% | 33.0% |
| | 1.688x | 101.0% | 73.0% | 68.2% | 48.5% | 32.7% |
| | 1.710x | 99.4% | 71.6% | 67.2% | 47.5% | 32.4% |

Source: Management projections and FactSet as of 8/21/2018
Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes.
Note: 1.620x implied after-tax XR represents a 1.620x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to eliminate unitholder tax liability.

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# After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

## For Average AM Unit Holder at AMGP Proposal at 1.0x Coverage for AM & PF AMGP | AR Base Case

### AM Accretion / (Dilution) - %
At 1.620x Exchange Ratio



(8.5%)
(3.0%)
(3.0%)
(3.3%)
(7.5%)
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AM: | $1.08 | $2.73 | $3.21 | $3.71 | $4.23 |
| Pro Forma AMGP: | $0.98 | $2.65 | $3.11 | $3.59 | $3.92 |
| $ Acc / (Dil): | ($0.09) | ($0.08) | ($0.10) | ($0.12) | ($0.32) |
| PF AMGP Coverage | 1.000x | 1.000x | 1.000x | 1.000x | 1.000x |

### AMGP Accretion / (Dilution) - %
At 1.0x AM Coverage



87.5%
70.1%
57.4%
48.4%
35.9%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AMGP: | $0.32 | $0.96 | $1.22 | $1.49 | $1.78 |
| Pro Forma AMGP: | $0.61 | $1.63 | $1.92 | $2.21 | $2.42 |
| $ Acc / (Dil): | $0.28 | $0.67 | $0.70 | $0.72 | $0.64 |
| PF AMGP Coverage | 1.000x | 1.000x | 1.000x | 1.000x | 1.000x |

### Accretion / (Dilution) Analysis at Various XRs (AM)

Exchange Ratio

| Cash @ Offer | Implied After-Tax XR | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| $3.00 | 1.620x | (8.5%) | (3.0%) | (3.0%) | (3.3%) | (7.5%) |
| $3.00 | 1.643x | (8.0%) | (2.5%) | (2.3%) | (2.6%) | (6.9%) |
| $3.00 | 1.665x | (7.5%) | (2.0%) | (1.7%) | (2.0%) | (6.3%) |
| $3.00 | 1.688x | (7.0%) | (1.5%) | (1.0%) | (1.3%) | (5.8%) |
| $3.00 | 1.710x | (6.6%) | (0.9%) | (0.4%) | (0.7%) | (5.3%) |

### Accretion / (Dilution) Analysis at Various XRs (AMGP)

Exchange Ratio

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| 1.620x | 87.5% | 70.1% | 57.4% | 48.4% | 35.9% |
| 1.643x | 86.0% | 68.7% | 56.4% | 47.4% | 34.9% |
| 1.665x | 84.5% | 67.3% | 55.3% | 46.3% | 33.8% |
| 1.688x | 83.0% | 65.9% | 54.2% | 45.3% | 32.8% |
| 1.710x | 81.5% | 64.6% | 53.2% | 44.3% | 31.8% |

Source: Management projections and FactSet as of 8/21/2018
Note: After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes.
Note: 1.620x implied after-tax XR represents a 1.620x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to eliminate unitholder tax liability.

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# After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

For Average AM Unit Holder at AMGP Proposal at 1.0x Coverage for AM & PF AMGP | AR Downside Volumes Case

## AM Accretion / (Dilution) - %

At 1.620x Exchange Ratio



(10.5%)
(6.2%)
(6.1%)
(7.5%)
(14.6%)
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AM: | $1.01 | $2.40 | $3.00 | $3.30 | $3.71 |
| Pro Forma AMGP: | $0.90 | $2.25 | $2.82 | $3.05 | $3.17 |
| $ Acc / (Dil): | ($0.11) | ($0.15) | ($0.18) | ($0.25) | ($0.54) |
| PF AMGP Coverage | 1.000x | 1.000x | 1.000x | 1.000x | 1.000x |

## AMGP Accretion / (Dilution) - %

At 1.0x AM Coverage



94.1%
77.8%
56.9%
48.2%
30.7%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AMGP: | $0.29 | $0.78 | $1.11 | $1.27 | $1.50 |
| Pro Forma AMGP: | $0.56 | $1.39 | $1.74 | $1.88 | $1.96 |
| $ Acc / (Dil): | $0.27 | $0.61 | $0.63 | $0.61 | $0.46 |
| PF AMGP Coverage | 1.000x | 1.000x | 1.000x | 1.000x | 1.000x |

## Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio

| Cash @ Offer | Implied After-Tax XR | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| $3.00 | 1.620x | (10.5%) | (6.2%) | (6.1%) | (7.5%) | (14.6%) |
| $3.00 | 1.643x | (10.0%) | (5.7%) | (5.4%) | (6.9%) | (13.6%) |
| $3.00 | 1.665x | (9.5%) | (5.2%) | (4.8%) | (6.2%) | (12.6%) |
| $3.00 | 1.688x | (9.0%) | (4.7%) | (4.1%) | (5.6%) | (11.6%) |
| $3.00 | 1.710x | (8.5%) | (4.2%) | (3.4%) | (4.9%) | (10.7%) |

## Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| 1.620x | 94.1% | 77.8% | 56.9% | 48.2% | 30.7% |
| 1.643x | 92.5% | 76.3% | 55.9% | 47.2% | 30.4% |
| 1.665x | 91.0% | 74.9% | 54.9% | 46.2% | 30.1% |
| 1.688x | 89.4% | 73.5% | 53.9% | 45.3% | 29.8% |
| 1.710x | 87.9% | 72.1% | 53.0% | 44.3% | 29.5% |

Source: Management projections and FactSet as of 8/21/2018
Note: After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes.
Note: 1.620x implied after-tax XR represents a 1.620x equity XR and cash consideration of $3.00 / unit. Cash assumed to be used to eliminate unitholder tax liability.

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# PF AMGP After Tax Cash Flow

## Terminal Yield Value | AMGP Proposal | Unadjusted Exchange Ratio

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

### At 1.620x Exchange Ratio

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E | Terminal |
|---|---|---|---|---|---|---|
| Tax Basis at YE 2017 | | $23.27 | | | | |
| Taxes Incurred in Merger (Assumed Paid in 2020) | | 0.00 | | | | |
| Cash Received from Offer | | 0.00 | | | | |
| Stepped Up Basis Upon Close | | $34.36 | | | | |
| XR Adj. PF AMGP BT Dist. per Share | $0.75 | $2.18 | $2.82 | $3.39 | $4.08 | |
| % RoC | 100.0% | 100.0% | 83.0% | 69.9% | 51.5% | |
| % QD | 0.0% | 0.0% | 17.0% | 30.1% | 48.5% | |
| Return of Capital | $1.03 | $2.18 | $2.34 | $2.37 | $2.10 | |
| Qualified Dividends | $0.00 | $0.00 | $0.48 | $1.02 | $1.98 | |
| Project Tax Liability | $0.00 | $0.00 | ($0.11) | ($0.24) | ($0.47) | |
| XR Adj. PF AMGP AT Dist. per Share | $0.75 | $2.18 | $2.71 | $3.15 | $3.61 | |
| Terminal Yield | | | | | | 6.00% |
| Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share | | | | | | $68.00 |
| Less: Basis on Conversion | | | | | | ($34.36) |
| Plus: Dividends Treated as Return of Capital | | | | | | $10.02 |
| Gain on Sale | Tax Rate[1] | | | | | $43.66 |
| Tax on Gain | 29.0% | | | | | $12.65 |
| Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share | | | | | | $68.00 |
| Less: Taxes on Gain | | | | | | ($12.65) |
| Net Proceeds | | | | | | **$55.34** |
| Total Net Cash Flow | $0.75 | $2.18 | $2.59 | $2.91 | $3.14 | $55.34 |
| Total Cash In Flow | $0.75 | $2.18 | $2.71 | $3.15 | $3.61 | $68.00 |
| Total Cash Out Flow - Tax on Dividends | $0.00 | $0.00 | ($0.11) | ($0.24) | ($0.47) | ($12.65) |
| Total Cash Out Flow - Taxes in Merger | | $0.00 | | | | |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | 0.683 | 0.651 |
| Implied Present Value per Share | $0.73 | $1.98 | $2.14 | $2.18 | $2.14 | $36.03 |
| XR Adj. PF AMGP Implied Present Value per Share | | | | | | $45.21 |

Source: Management projections and FactSet as of 8/21/2018.
(1) Inclusive of Federal & State capital gains taxes.

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After-Tax Dividend Distribution Analysis XR Adjusted Implied PV / Unit at Various 2022E Distribution Yield| At Management Coverage 8% 7% 6% $35.02 $38.41 $42.92 7% 6% 5% $40.72 $45.21 $51.50 $40.94 $45.45 $51.77 $41.17 $45.70 $52.04 $41.39 $45.94 $52.31 $41.61 $46.18 $52.58 $41.83 $46.42 $52.84 Source: Management projections and FactSet as of 8/21/2018. Note: Cash consideration is held constant at $3.00 per AM unit. Note: Tax calculations provided by Management. Ordinary gain tax rate for AM accounts for Federal ordinary income tax rate of 37%, individual MLP investor deduction rate of 20% and 3.8% ACA tax rate. Ordinary gain tax rate for PF AMGP accounts for Federal ordinary income tax rate of 37% and 3.8% ACA tax rate. Note: Assuming 10% discount. 72 Exchange Ratio 1.620x 1.638x 1.656x 1.674x 1.692x 1.710x PF AM GP 2022E Distribution Yield •AM current price of $30.86 SQ AM 2022E Distribution Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VIII. After-Tax Pro Forma Impact Supplemental Materials for AM Proposal 73 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Tax Implications At AM Proposal Average Tax Basis Calculation(1) Average tax basis of $23.27 per unit for public AM unitholders as of YE 2017 Antero Resourc es Antero Resourc es - WaterARC Public Unitholders 90,841,730 8,028,605 94,757,401 $2.01 25.70 23.27 The average public AM unit holder would need to receive cash consideration of $3.63 per unit to avoid having to sell shares post-transaction to pay transaction related taxes Total Active Units 193,627,736 Cash Consideration Required to Avoid Share Selling AMGP Share Price Exchange Ratio Cash Consideration Offer Price $19.34 1.710x $3.00 $36.07 AMGP Share Price Exchange Ratio Cash Consideration Offer Price $19.34 1.710x $3.00 $36.07 AMGP Share Price Exchange Ratio Cash Consideration Offer Price $19.34 1.710x $3.00 $36.07 Detail of Gains (per Unit) Average Ordinary Gain Average Capital Gain Detail of Gains (per Unit) Average Ordinary Gain Average Capital Gain Detail of Gains (per Unit) Average Ordinary Gain Average Capital Gain $3.37 9.43 $4.83 10.74 $6.56 9.01 Average Assumed Passive Activity Loss (2) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) PAL Rate PAL Gain Deduction Average Assumed Passive Activity Loss (2) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) PAL Rate PAL Gain Deduction Assumed Passive Activity Loss (3) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) PAL Rate PAL Gain Deduction ($1.08) ($1.46) ($2.00) 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% ($0.40) 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% ($0.54) 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% ($0.74) Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $0.72 21.5% $2.25 23.8% $0.17 5.2% $0.49 5.2% Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.07 22.3% $2.56 23.8% $0.25 5.2% $0.56 5.2% Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.45 22.1% $2.14 23.8% $0.34 5.2% $0.47 5.2% Total Payable Effective Tax Rate 28.4% Total Effective Tax Rate 28.5% Total Payable Effective Tax Rate 28.3% Source: FactSet as of 8/21/2018 and Wall Street research. (1) (2) (3) (4) Provided by management. Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates based on a per unit basis range of $19.00-$22.00. Passive activity loss calculated to be $2.00 for an IPO investor. State tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. 74 Total Tax on Gain $4.40 Total Tax on Gain $4.44 Total Tax on Gain $3.63 Total Gain $15.57 Total Gain $15.57 Total Gain $12.80 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $23.27 IPO Investor - IPO Basis(1) For IPO Investor - Average Basis(1) Average Unitholder Average EOY 2017 Basis for Public Unitholders $23.27 Average EOY 2017 Basis for IPO Investors $20.51 Unitholder Active Units EOY 2017 Basis CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# After-Tax Distribution For Average Unitholder

## Calculation Detail For AM Proposal

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

**SQ AM After-Tax Distribution Calculation**

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| EBITDA | $391 | $989 | $1,222 | $1,413 | $1,642 |
| - Interest Expense | ($38) | ($90) | ($114) | ($133) | ($144) |
| - IDR Distributions | ($82) | ($237) | ($357) | ($464) | ($592) |
| - Distributions from Unconsolidated Affiliates | ($27) | ($88) | ($141) | ($168) | ($196) |
| + Equity in Earnings of Unconsolidated Affiliates | $27 | $87 | $119 | $134 | $157 |
| - Equity Based Compensation | ($23) | ($48) | ($41) | ($33) | ($35) |
| **Taxable Income Before Tax Depreciation** | 248 | 613 | 687 | 749 | 832 |
| Oversubcription | 103% | 103% | 103% | 103% | 103% |
| **Taxable Income Before Tax Depreciation** | 255 | 631 | 707 | 771 | 856 |
| Tax Depreciation | (253) | (588) | (642) | (648) | (644) |
| **Net Income** | **2** | **42** | **65** | **123** | **213** |
| AM Shares Outstanding | 188.1 | 188.1 | 188.1 | 188.1 | 188.1 |
| Taxable Income / Unit (Net of PAL) | $0.00 | $0.00 | $0.01 | $0.02 | $0.04 |
| Average Tax Basis per Unit | $23.27 | $20.49 | $17.50 | $13.99 | $10.19 |
| Less: Return of Capital per Unit[1] | ($2.78) | ($2.99) | ($3.51) | ($3.80) | ($4.05) |
| Average EoY Basis per Unit | $20.49 | $17.50 | $13.99 | $10.19 | $6.14 |
| **Income Tax** | | | | | |
| Taxable Income / Unit (Net of PAL) | $0.00 | $0.00 | $0.01 | $0.02 | $0.04 |
| *Income Tax Rate* | *29.6%* | *29.6%* | *29.6%* | *29.6%* | *29.6%* |
| **Income Taxes / Unit** | **$0.00** | **$0.00** | **$0.00** | **$0.01** | **$0.01** |
| **Before Tax AM Distibution Per LP Unit** | **$0.91** | **$2.21** | **$2.85** | **$3.42** | **$4.10** |
| *Tax / Unit* | *$0.00* | *($0.00)* | *($0.00)* | *($0.01)* | *($0.01)* |
| **After Tax AM Distibution Per LP Unit** | **$0.91** | **$2.21** | **$2.85** | **$3.41** | **$4.09** |

**PF AMGP After-Tax Dividend Calculation**

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| EBITDA | $391 | $989 | $1,222 | $1,413 | $1,642 |
| - Distributions from Unconsolidated Affiliates | ($27) | ($88) | ($141) | ($168) | ($196) |
| + Equity in Earnings of Unconsolidated Affiliates | $27 | $87 | $119 | $134 | $157 |
| - Equity Based Compensation | ($23) | ($48) | ($41) | ($33) | ($35) |
| - Interest Expense | (44) | (108) | (133) | (151) | (115) |
| - Depreciation of Goodwill and Current Assets | (386) | (742) | (676) | (633) | (620) |
| - Additional Depreciation from Step Up in Basis | (27) | (179) | (287) | (281) | (204) |
| - Capex Expense for Tangible Assets | (133) | (164) | (176) | (352) | (352) |
| - Interest Expense Add-back | 0 | 0 | 0 | 0 | 46 |
| **Taxable Income Before NOLs** | **($222)** | **($253)** | **($113)** | **($70)** | **$315** |
| - NOLs applied from previous years | $0 | $0 | $0 | $0 | ($252) |
| **Taxable Income** | **($222)** | **($253)** | **($113)** | **($70)** | **$63** |
| AMGP Taxable Income | ($222) | ($253) | ($113) | ($70) | $63 |
| + NOL Utilization | - | - | - | - | 252 |
| - Payment of Income Taxes | - | - | - | - | 16 |
| +/- Change in depreciation (MACRS vs ADS SL) | (8) | 32 | 64 | 16 | (35) |
| + Tangible Asset Capex | 133 | 164 | 176 | 352 | 352 |
| **Current Earnings & Profits** | **($97)** | **($56)** | **$127** | **$297** | **$615** |
| Current Dist. from AMGP to Shareholders | 369 | 684 | 886 | 1,066 | 1,282 |
| Qualified Dividend? | RoC | RoC | Cum E&P | Cum E&P | Cum E&P |
| Return of Capital[1] | 369 | 684 | - | - | - |
| Qualified Dividend[2] | - | - | 127 | 297 | 615 |
| Partial Return of Capital[3] | - | - | 759 | 769 | 667 |
| *Percentage RoC* | *100%* | *100%* | *86%* | *72%* | *52%* |
| *Percentage QD* | *0%* | *0%* | *14%* | *28%* | *48%* |
| Shares Outstanding | 526.4 | 526.4 | 526.4 | 526.4 | 526.4 |
| Tax Basis/Share | $19.36 | $18.66 | $17.36 | $15.92 | $14.46 |
| - Return of Capital | ($0.70) | ($1.30) | ($1.44) | ($1.46) | ($1.27) |
| **EoY Basis** | **$18.66** | **$17.36** | **$15.92** | **$14.46** | **$13.19** |
| Return of Capital Taxes | $0.00 | $0.00 | $0.00 | $0.00 | $0.00 |
| Qualified Dividend Taxes | $0.00 | $0.00 | $0.06 | $0.13 | $0.28 |
| **Before Tax PF AMGP Dividend Per Share** | **$0.53** | **$1.30** | **$1.68** | **$2.03** | **$2.44** |
| Total Tax per Share | $- | $- | $0.06 | $0.13 | $0.28 |
| *Implied Tax Rate* | *-%* | *-%* | *3%* | *7%* | *11%* |
| **After-Tax PF AMGP Dividend Per Share** | **$0.53** | **$1.30** | **$1.63** | **$1.89** | **$2.16** |
| Exchange ratio | 1.710x | 1.710x | 1.710x | 1.710x | 1.710x |
| **PF After Tax AM Dividend XR Adjusted Share** | **$0.91** | **$2.22** | **$2.78** | **$3.23** | **$3.69** |
| *After-tax Distribution Dilution to AM Unitholder* | *0.0%* | *0.6%* | *(2.4%)* | *(5.3%)* | *(9.8%)* |

Source: Management projections and FactSet as of 8/21/2018.
(1) Return of capital per share / unit calculated as the total distributions to holders when Current Earnings & Profits are less than 0.
(2) Qualified dividend calculated as equal to the lesser of Current Earnings & Profits or Distributions to Shareholder assuming Current Earnings & Profit is greater than 0.
(3) Partial Return of Capital is calculated as the difference between Distributions to Shareholders and Current Earnings & Profits assuming Qualified Dividends are applicable.

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# After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

## AM & AMGP | For Average AM Unit Holder at AM Proposal | AR Base Case

### AM Accretion / (Dilution) - %

At 1.710x Exchange Ratio



0.0%
0.6%
(2.4%)
(5.3%)
(9.8%)
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AM: | $0.91 | $2.21 | $2.85 | $3.41 | $4.09 |
| Pro Forma AMGP: | $0.89 | $2.18 | $2.70 | $3.15 | $3.60 |
| $ Acc / (Dil): | ($0.02) | ($0.03) | ($0.15) | ($0.27) | ($0.48) |
| PF AMGP Coverage | 1.105x | 1.220x | 1.152x | 1.137x | 1.093x |

### AMGP Accretion / (Dilution) - %



127.0%
91.4%
58.5%
41.8%
26.9%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AMGP: | $0.23 | $0.68 | $1.03 | $1.33 | $1.70 |
| Pro Forma AMGP: | $0.55 | $1.34 | $1.67 | $1.94 | $2.22 |
| $ Acc / (Dil): | $0.32 | $0.66 | $0.64 | $0.61 | $0.52 |
| PF AMGP Coverage | 1.105x | 1.220x | 1.152x | 1.137x | 1.093x |

### Accretion / (Dilution) Analysis at Various XRs

AM Proposal

Exchange Ratio

| Cash @ Offer | Implied After-Tax XR | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| $3.00 | 1.620x | (2.1%) | (1.5%) | (5.1%) | (7.8%) | (11.9%) |
| $3.00 | 1.643x | (1.6%) | (1.0%) | (4.4%) | (7.1%) | (11.3%) |
| $3.00 | 1.665x | (1.0%) | (0.4%) | (3.7%) | (6.5%) | (10.8%) |
| $3.00 | 1.688x | (0.5%) | 0.1% | (3.1%) | (5.9%) | (10.3%) |
| $3.00 | 1.710x | 0.0% | 0.6% | (2.4%) | (5.3%) | (9.8%) |

### Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| 1.620x | 134.6% | 97.7% | 62.7% | 45.8% | 30.8% |
| 1.643x | 132.7% | 96.1% | 61.7% | 44.8% | 29.8% |
| 1.665x | 130.8% | 94.5% | 60.6% | 43.8% | 28.8% |
| 1.688x | 128.9% | 92.9% | 59.5% | 42.8% | 27.8% |
| 1.710x | 127.0% | 91.4% | 58.5% | 41.8% | 26.9% |

Source: Management projections and FactSet as of 8/21/2018
Note: Assumes cash consideration is used to pay taxes.

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# After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

## AM & AMGP | For Average AM Unit Holder at AM Proposal | AR Downside Volumes Case

### AM Accretion / (Dilution) - %

At 1.710x Exchange Ratio



(2.7%)
(12.0%)
(2.5%)
(7.3%)
(11.4%)
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AM: | $0.86 | $2.14 | $2.58 | $2.96 | $3.41 |
| Pro Forma AMGP: | $0.82 | $1.85 | $2.44 | $2.67 | $2.89 |
| $ Acc / (Dil): | ($0.04) | ($0.30) | ($0.14) | ($0.29) | ($0.52) |
| PF AMGP Coverage | 1.105x | 1.220x | 1.152x | 1.137x | 1.093x |

### AMGP Accretion / (Dilution) - %



136.7%
71.3%
67.1%
47.4%
32.4%
2H 2018E
2019E
2020E
2021E
2022E

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| Status Quo AMGP: | $0.21 | $0.64 | $0.88 | $1.09 | $1.33 |
| Pro Forma AMGP: | $0.50 | $1.14 | $1.51 | $1.65 | $1.78 |
| $ Acc / (Dil): | $0.30 | $0.50 | $0.63 | $0.56 | $0.45 |
| PF AMGP Coverage | 1.105x | 1.220x | 1.152x | 1.137x | 1.093x |

AM Proposal

### Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio

| Cash @ Offer | Implied After-Tax XR | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| $3.00 | 1.620x | (4.8%) | (13.8%) | (5.4%) | (9.9%) | (15.3%) |
| $3.00 | 1.643x | (4.3%) | (13.4%) | (4.7%) | (9.2%) | (14.3%) |
| $3.00 | 1.665x | (3.8%) | (12.9%) | (3.9%) | (8.6%) | (13.4%) |
| $3.00 | 1.688x | (3.2%) | (12.4%) | (3.2%) | (7.9%) | (12.4%) |
| $3.00 | 1.710x | (2.7%) | (12.0%) | (2.5%) | (7.3%) | (11.4%) |

### Accretion / (Dilution) Analysis at Various XRs

Exchange Ratio

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| 1.620x | 144.6% | 77.0% | 71.2% | 51.2% | 33.6% |
| 1.643x | 142.6% | 75.6% | 70.2% | 50.2% | 33.3% |
| 1.665x | 140.6% | 74.1% | 69.1% | 49.3% | 33.0% |
| 1.688x | 138.6% | 72.7% | 68.1% | 48.3% | 32.7% |
| 1.710x | 136.7% | 71.3% | 67.1% | 47.4% | 32.4% |

Source: Management projections and FactSet as of 8/21/2018
Note: Assumes cash consideration is used to pay taxes.

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# PF AMGP After Tax Cash Flow

## Terminal Yield Value | AM Proposal | Unadjusted Exchange Ratio

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

### At 1.710x Exchange Ratio

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E | Terminal |
|---|---|---|---|---|---|---|
| Tax Basis at YE 2017 | | $23.27 | | | | |
| Taxes Incurred in Merger (Assumed Paid in 2020) | | 0.00 | | | | |
| Cash Received from Offer | | 0.00 | | | | |
| Stepped Up Basis Upon Close | | $36.11 | | | | |
| XR Adj. PF AMGP BT Dist. per Share | $0.91 | $2.22 | $2.88 | $3.46 | $4.17 | |
| % RoC | 100.0% | 100.0% | 85.7% | 72.1% | 52.0% | |
| % QD | 0.0% | 0.0% | 14.3% | 27.9% | 48.0% | |
| Return of Capital | $1.20 | $2.22 | $2.47 | $2.50 | $2.17 | |
| Qualified Dividends | $0.00 | $0.00 | $0.41 | $0.97 | $2.00 | |
| Project Tax Liability | $0.00 | $0.00 | ($0.10) | ($0.23) | ($0.48) | |
| XR Adj. PF AMGP AT Dist. per Share | $0.91 | $2.22 | $2.78 | $3.23 | $3.69 | |
| Terminal Yield | | | | | | 6.00% |
| Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share | | | | | | $69.42 |
| Less: Basis on Conversion | | | | | | ($36.11) |
| Plus: Dividends Treated as Return of Capital | | | | | | $10.55 |
| Gain on Sale | Tax Rate[1] | | | | | $43.86 |
| Tax on Gain | 29.0% | | | | | $12.72 |
| Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share | | | | | | $69.42 |
| Less: Taxes on Gain | | | | | | ($12.72) |
| Net Proceeds | | | | | | **$56.70** |
| Total Net Cash Flow | $0.91 | $2.22 | $2.68 | $3.00 | $3.21 | $56.70 |
| Total Cash In Flow | $0.91 | $2.22 | $2.78 | $3.23 | $3.69 | $69.42 |
| Total Cash Out Flow - Tax on Dividends | $0.00 | $0.00 | ($0.10) | ($0.23) | ($0.48) | ($12.72) |
| Total Cash Out Flow - Taxes in Merger | | $0.00 | | | | |
| Discount Factor | 0.976 | 0.909 | 0.826 | 0.751 | 0.683 | 0.651 |
| Implied Present Value per Share | $0.89 | $2.02 | $2.22 | $2.26 | $2.20 | $36.91 |
| XR Adj. PF AMGP Implied Present Value per Share | | | | | | $46.49 |

Source: Management projections and FactSet as of 8/21/2018.
Note: Cash Consideration assumed to be used to pay transaction related taxes.
(1) Inclusive of Federal & State capital gains taxes.

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After-Tax Dividend Distribution Analysis XR Adjusted Implied PV / Unit at Various 2022E Distribution Yield $30.86 $35.02 $38.41 $42.92 $40.79 $45.28 $51.56 $41.02 $45.53 $51.84 $41.25 $45.77 $52.11 $41.47 $46.01 $52.38 $41.69 $46.25 $52.64 $41.91 $46.49 $52.91 Source: Management projections and FactSet as of 8/21/2018. Note: Cash consideration is held constant at $3.00 per AM unit. Note: Tax calculations provided by Management. Ordinary gain tax rate for AM accounts for Federal ordinary income tax rate of 37%, individual MLP investor deduction rate of 20% and 3.8% ACA tax rate. Ordinary gain tax rate for PF AMGP accounts for Federal ordinary income tax rate of 37% and 3.8% ACA tax rate. Assumes 10% discount rate. 79 Exchange Ratio 1.620x 1.638x 1.656x 1.674x 1.692x 1.710x PF AM GP 2022E Distribution Yield 7% 6% 5% •AM current price of SQ AM 2022E Distribution Yield 8% 7% 6% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Certain TPH Relationships Relationship Disclosure TPH Investment Banking & Antero Midstream Partners, Antero Midstream Partners GP and Antero Resources In May 2017, TPH served as co-manager on Antero Midstream GP’s $875 million initial public offering In October 2016, TPH served as financial advisor to Antero Resources on its $170 million sale of 17,000 net acres in southwest PA In June 2016, TPH served as a co-manager on Antero Resources’ $762 million follow-on equity offering In November 2014, TPH served as a co-manager on Antero Midstream’s $1 billion initial public offering In May 2014, TPH served as a senior co-manager on Antero Resources’ $744 million follow-on equity offering In October 2013, TPH acted as senior co-manager on Antero Resources’ $1.57 billion initial public offering 80 TPH is a full service securities firm engaged in securities trading, brokerage and private equity and investment management activities as well as providing investment banking and other financial services. In the ordinary course of business, TPH and its affiliates, including Perella Weinberg Partners, may acquire, hold or sell, for their own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of AM, AMGP, AR, their affiliates, other prospective transaction participants and other companies that may be involved in the transactions, as well as provide investment banking and other financial services to such companies. TPH has in the past and may in the future provide financial advisory services to AM, AMGP, AR and other transaction participants. In addition, TPH, its affiliates and certain of their employees, including members of the team performing this engagement, as well as certain private equity and investment management funds associated or affiliated with TPH in which they may have financial interests, may from time-to-time acquire, hold or make direct or indirect investments in or otherwise finance a wide variety of companies, including the parties, other transaction participants and their respective affiliates. TPH merged with Perella Weinberg Partners (“PWP”) in November 2016 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Appendix 81 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# Contribution Analysis | Status Quo AM & AMGP

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

## Supplemental Calculation | AR Base Case

### AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

| | 2017A | 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| IDR DCF | $122 | $206 | $337 | $430 | $526 | $628 |
| (-) Series B Payment | (2) | (7) | (12) | (20) | (26) | (34) |
| (-) G&A Expenses | (2) | (2) | (2) | (2) | (2) | (2) |
| (-) Cash Taxes | (16) | (34) | (56) | (85) | (111) | (141) |
| (+) Tax Shield from Series B Depreciation | -- | 6 | 6 | 6 | 6 | 6 |
| **Pre-Series B HoldCo DCF** | **$102** | **$169** | **$272** | **$329** | **$393** | **$457** |
| **Seres B Adjustment** | | | | | | |
| Add Back (1 - Tax Rate) of Series B to HoldCo DCF | 2 | 5 | 9 | 15 | 19 | 25 |
| *Tax Rate* | *25.3%* | *25.3%* | *25.3%* | *25.3%* | *25.3%* | *25.3%* |
| **AMGP Contribution DCF** | **$103** | **$174** | **$281** | **$344** | **$413** | **$482** |
| *AMGP Shares Outstanding (includes 18.5mm Series B)* | *204.7* | *204.7* | *204.7* | *204.7* | *204.7* | *204.7* |
| DCF / Share | $0.50 | $0.85 | $1.37 | $1.68 | $2.02 | $2.36 |
| AM DCF / LP Unit | $1.61 | $2.04 | $2.74 | $3.24 | $3.75 | $4.29 |
| **Implied XR** | **3.193x** | **2.409x** | **1.994x** | **1.926x** | **1.858x** | **1.820x** |

### AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

| | 2017A | 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| IDR DCF | $122 | $206 | $337 | $430 | $526 | $628 |
| (-) G&A Expenses | (2) | (2) | (2) | (2) | (2) | (2) |
| **Taxable Cash Flow** | **$120** | **$204** | **$335** | **$428** | **$524** | **$626** |
| (-) Cash Taxes | (30) | (52) | (85) | (108) | (133) | (158) |
| (+) Tax Shield from Series B Depreciation | -- | 6 | 6 | 6 | 6 | 6 |
| **Post-Tax Total IDR DCF** | **$90** | **$158** | **$256** | **$326** | **$397** | **$473** |
| *Tax Rate* | *25.3%* | *25.3%* | *25.3%* | *25.3%* | *25.3%* | *25.3%* |
| **AMGP Contribution DCF** | **$90** | **$158** | **$256** | **$326** | **$397** | **$473** |
| *AMGP Shares Outstanding (includes 18.5mm Series B)* | *204.7* | *204.7* | *204.7* | *204.7* | *204.7* | *204.7* |
| DCF / Share | $0.44 | $0.77 | $1.25 | $1.59 | $1.94 | $2.31 |
| AM DCF / LP Unit | $1.61 | $2.04 | $2.74 | $3.24 | $3.75 | $4.29 |
| **Implied XR** | **3.670x** | **2.648x** | **2.192x** | **2.035x** | **1.931x** | **1.855x** |

Source: Management projections. FactSet as of 8/21/2018.

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# Contribution Analysis | Status Quo AM & AMGP

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

## Supplemental Calculation | AR Downside Volumes Case

### AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

| | 2017A | 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| IDR DCF | $122 | $205 | $273 | $389 | $448 | $529 |
| (-) Series B Payment | (2) | (7) | (12) | (17) | (21) | (26) |
| (-) G&A Expenses | (2) | (2) | (2) | (2) | (2) | (2) |
| (-) Cash Taxes | (16) | (34) | (53) | (73) | (90) | (111) |
| (+) Tax Shield from Series B Depreciation | -- | 6 | 6 | 6 | 6 | 6 |
| **Pre-Series B HoldCo DCF** | **$102** | **$168** | **$212** | **$304** | **$340** | **$396** |
| **Seres B Adjustment** | | | | | | |
| Add Back (1 - Tax Rate) of Series B to HoldCo DCF | 2 | 5 | 9 | 12 | 16 | 19 |
| *Tax Rate* | *25.3%* | *25.3%* | *25.3%* | *25.3%* | *25.3%* | *25.3%* |
| **AMGP Contribution DCF** | **$103** | **$173** | **$221** | **$316** | **$356** | **$415** |
| *AMGP Shares Outstanding (includes 18.5mm Series B)* | *204.7* | *204.7* | *204.7* | *204.7* | *204.7* | *204.7* |
| DCF / Share | $0.50 | $0.85 | $1.08 | $1.55 | $1.74 | $2.03 |
| AM DCF / LP Unit | $1.61 | $2.04 | $2.40 | $3.02 | $3.33 | $3.76 |
| **Implied XR** | **3.193x** | **2.412x** | **2.227x** | **1.955x** | **1.915x** | **1.853x** |

### AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

| | 2017A | 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|---|
| IDR DCF | $122 | $205 | $273 | $389 | $448 | $529 |
| (-) G&A Expenses | (2) | (2) | (2) | (2) | (2) | (2) |
| **Taxable Cash Flow** | **$120** | **$203** | **$271** | **$387** | **$446** | **$527** |
| (-) Cash Taxes | (30) | (51) | (69) | (98) | (113) | (133) |
| (+) Tax Shield from Series B Depreciation | -- | 6 | 6 | 6 | 6 | 6 |
| **Post-Tax Total IDR DCF** | **$90** | **$158** | **$209** | **$295** | **$339** | **$399** |
| *Tax Rate* | *25.3%* | *25.3%* | *25.3%* | *25.3%* | *25.3%* | *25.3%* |
| **AMGP Contribution DCF** | **$90** | **$158** | **$209** | **$295** | **$339** | **$399** |
| *AMGP Shares Outstanding (includes 18.5mm Series B)* | *204.7* | *204.7* | *204.7* | *204.7* | *204.7* | *204.7* |
| DCF / Share | $0.44 | $0.77 | $1.02 | $1.44 | $1.66 | $1.95 |
| AM DCF / LP Unit | $1.61 | $2.04 | $2.40 | $3.02 | $3.33 | $3.76 |
| **Implied XR** | **3.670x** | **2.650x** | **2.359x** | **2.094x** | **2.012x** | **1.928x** |

Source: Management projections. FactSet as of 8/21/2018.

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Contribution Analysis | Status Quo Supplemental Calculation | AR Base Case AM & AMGP AMGP Distribution per Share Calculation $70 (2) $144 (2) $237 (2) $357 (2) $464 (2) $592 (2) Total Distributions from LP Less: G&A Less: Taxes on Total Distributions (+) Tax Shield from Series B Depreciation Tax Rate (17) - 25.3% (36) 6 25.3% (59) 6 25.3% (90) 6 25.3% (117) 6 25.3% (150) 6 25.3% $51 $112 $181 $271 $351 $447 Post Tax, Post-G&A Distributions AMGP Shares Outstanding (+ 18.5 Series B Units) 204.7 204.7 204.7 204.7 204.7 204.7 AM Distribution per Unit Calculation Total LP Distributions LP Units $246 185.4 $323 188.1 $416 188.1 $536 188.1 $643 188.1 $771 188.1 84 Source: Management projections. FactSet as of 8/21/2018. Implied X R5.364x3.139x2.495x2.151x1.993x1.878x LP Dist. / Unit$1.33$1.72$2.21$2.85$3.42$4.10 2017A 2018E 2019E 2020E 2021E 2022E A MGP Distribution / Share$0.25$0.55$0.89$1.33$1.72$2.18 Tax able Distributions68142235355462590 2017A 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | Status Quo Supplemental Calculation | AR Downside Volumes Case AM & AMGP AMGP Distribution per Share Calculation $70 (2) $144 (2) $225 (2) $306 (2) $380 (2) $464 (2) Total Distributions from LP Less: G&A Less: Taxes on Total Distributions (+) Tax Shield from Series B Depreciation Tax Rate (17) - 25.3% (36) 6 25.3% (56) 6 25.3% (77) 6 25.3% (96) 6 25.3% (117) 6 25.3% $51 $112 $172 $233 $288 $351 Post Tax, Post-G&A Distributions AMGP Shares Outstanding (+ 18.5 Series B Units) 204.7 204.7 204.7 204.7 204.7 204.7 AM Distribution per Unit Calculation Total LP Distributions LP Units $246 185.4 $323 188.1 $404 188.1 $485 188.1 $559 188.1 $643 188.1 85 Source: Management projections. FactSet as of 8/21/2018. Implied X R5.364x3.139x2.549x2.263x2.110x1.993x LP Dist. / Unit$1.33$1.72$2.15$2.58$2.97$3.42 2017A 2018E 2019E 2020E 2021E 2022E A MGP Distribution / Share$0.25$0.55$0.84$1.14$1.41$1.72 Tax able Distributions68142223304378462 2017A 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Supplemental Calculation Detail | AMGP Proposal Pro Forma AMGP DCF Analyses | Exchange Ratio Adjusted Implied Equity Value | AR Base Case Levered DCF Analysis Supplemental Calculation Detail Discounted Distribution Analysis Supplemental Calculation Detail PF AM GP DCF per Share Disc ount Fac tor PV of PF AM GP DCF per Share $0.61 0.976 $0.59 $1.64 0.909 $1.49 $2.00 0.826 $1.66 $2.38 0.751 $1.79 $2.75 PF AM GP Dist. per Share Disc ount Fac tor PV of PF AM GP Dist.per Share $0.46 0.976 $0.45 $0.89 0.909 $0.81 $1.35 0.826 $1.11 $1.75 0.751 $1.31 $2.23 Terminal M ultiple Terminal Disc . Fac tor 12.0x 0.716 Terminal Yield Terminal Disc . Fac tor 6.0% 0.716 86 Source: Management projections and FactSet as of 8/21/2018. Implied Terminal Value per Share $23.65 Implied Equity Value per Share $29.18 XR Adj. AM Equity Value per Share $47.27 Implied Terminal Value per Share $26.64 Implied Equity Value per Share $30.33 XR Adj. AM Equity Value per Share $49.13 Disc . PF AM GP DCF Total $5.53 Disc . PF AM GP Dist. Total $3.69 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# After-Tax Distribution Supplemental Calculation

## For AMGP Shareholder

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

**SQ AMGP After-Tax Distribution Calculation**

| | 2H 2018E | 2019E | 2020E | 2021E | 2022E |
|---|---|---|---|---|---|
| AMGP Taxable Income | $79 | $226 | $340 | $440 | $561 |
| (-) Less Income Taxes | ($19) | ($56) | ($85) | ($111) | ($141) |
| **Current Earnings & Profits** | **$59** | **$170** | **$255** | **$330** | **$420** |
| Current Dist. from AMGP to Shareholders | $57 | $166 | $251 | $326 | $416 |
| Qualified Dividend | QD | QD | QD | QD | QD |
| Full Return of Capital Amt (RoC)[1] | $0 | $0 | $0 | $0 | $0 |
| Qualified Dividend [2] | $57 | $166 | $251 | $326 | $416 |
| Partial RoC [3] | $0 | $0 | $0 | $0 | $0 |
| **Accumulated E&P** | | | | | |
| Percentage RoC | 0.0% | 0.0% | 0.0% | 0.0% | 0.0% |
| Percentage QD | 100.0% | 100.0% | 100.0% | 100.0% | 100.0% |
| Shares Outstanding | 186.2 | 186.2 | 186.2 | 186.2 | 186.2 |
| Tax Basis / Share | $0.00 | $0.00 | $0.00 | $0.00 | $0.00 |
| (-) Return of Capital | $0.00 | $0.00 | $0.00 | $0.00 | $0.00 |
| **EOY Basis** | **$0.00** | **$0.00** | **$0.00** | **$0.00** | **$0.00** |
| RoC Taxes | $0.00 | $0.00 | $0.00 | $0.00 | $0.00 |
| QD Taxes | $0.07 | $0.21 | $0.32 | $0.42 | $0.53 |
| BTAX AMGP Dist. Per Share | $0.31 | $0.89 | $1.35 | $1.75 | $2.23 |
| Total Tax per Share | $0.07 | $0.21 | $0.32 | $0.42 | $0.53 |
| *Implied Tax Rate* | *23.8%* | *23.8%* | *23.8%* | *23.8%* | *23.8%* |
| ATAX AMGP Dist. Per Share | $0.23 | $0.68 | $1.03 | $1.33 | $1.70 |

Source: Management projections and FactSet as of 8/21/2018.
(1) Return of capital per share / unit calculated as the total distributions to holders when Current Earnings & Profits are less than 0.
(2) Qualified dividend calculated as equal to the lesser of Current Earnings & Profits or Distributions from AMGP to Shareholders assuming Current Earnings & Profit is greater than 0.
(3) Partial Return of Capital is calculated as the difference between Distributions from AMGP to Shareholders and Current Earnings & Profits assuming Qualified Dividends are applicable.

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87

AM Wall Street Consensus Research Detail Janney Montgomery Scott 8/2/18 $714 $953 $1,197 - - $586 $797 $1,009 - - Wells Fargo Securities 5/24/18 $706 $936 $1,174 $1,382 $1,564 $576 $756 $937 $1,112 $1,276 Scotia Howard Weil 8/2/18 $724 $891 $1,056 - - - - - - - Ladenburg Thalmann & Co 8/2/18 $708 $931 - - - - - - - - Stifel Nicolaus 8/2/18 $710 $916 - - - $582 $768 - - - MUFG Securities Americas 8/2/18 $733 $952 - - - $598 $792 - - - Raymond James 8/2/18 $705 $925 - - - $585 $770 - - - 88 Source: Thomson One and FactSet as of 8/21/2018. Median $710 $931 $1,174 $1,382 $1,564 $583 $769 $937 $1,112 $1,276 Mean $714 $929 $1,142 $1,382 $1,564 $585 $771 $937 $1,112 $1,276 Report Date DCF 2018E 2019E 2020E 2021E 2022E EBITDA 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Wall Street Consensus Research Detail Janney Montgomery Scott 8/2/18 $1.71 $2.19 $2.79 - - - - - - - Wells Fargo Securities 5/24/18 $1.70 $2.18 $2.79 $3.13 $3.51 - - - - - Scotia Howard Weil 8/2/18 - - - - - - - - - - Ladenburg Thalmann & Co 8/2/18 - - - - - - - - - - Stifel Nicolaus 8/2/18 $1.72 $2.21 - - - - - - - - MUFG Securities Americas 8/2/18 $1.70 $2.18 - - - $2.08 $2.61 - - - Raymond James 8/2/18 $1.71 $2.19 - - - - - - - - 89 Source: Thomson One and FactSet as of 8/21/2018. Median $1.71 $2.18 $2.79 $3.13 $3.51 $2.08 $2.61 - - - Mean $1.71 $2.19 $2.79 $3.13 $3.51 $2.08 $2.61 - - - Report Date DCF per LP Unit 2018E 2019E 2020E 2021E 2022E Distributions per LP Unit 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# Precedent Simplification Transactions

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

| A | B | C | D | E | F | G | H | I |
|---|---|---|---|---|---|---|---|---|
| Announcement Date | Acquiror | Target | Transaction Value | FY + 1 Accretion | FY + 2 Accretion | FY + 3 Accretion | % Equity Consideration | Cash Consideration |
| 8/1/18 | Energy Transfer Equity, L.P. | Energy Transfer Partners, LP | $66,981 | (8.7%) | 3.6% | 6.0% | 100.0% | -- |
| 5/17/18 | Williams Companies | Williams Partners, LP | $57,793 | 8.8% | 12.6% | 14.4% | 100.0% | -- |
| 3/26/18 | Tall Grass Energy GP, LP | Tallgrass Energy Partners, LP | $8,361 | 4.6% | 8.8% | 5.7% | 100.0% | -- |
| 1/2/18 | Archrock, Inc | Archrock Partners, LP | $2,438 | (11.8%) | 0.5% | 5.7% | 100.0% | -- |
| 2/1/17 | ONEOK, Inc | ONEOK Partners, LP | $23,654 | 2.8% | 7.1% | 10.6% | 100.0% | -- |
| 11/21/16 | Sunoco Logistics Partners, LP | Energy Transfer Partners, LP | $54,455 | (4.1%) | 0.7% | 2.1% | 100.0% | -- |
| 10/24/16 | American Midstream Partners LP | JP Energy Partners LP | $476 | 5.0% | 5.0% | -- | 100.0% | -- |
| 9/6/16 | Enbridge, Inc. | Spectra Energy | $46,980 | (0.8%) | 2.4% | 4.1% | 100.0% | -- |
| 5/30/16 | SemGroup Corp. | Rose Rock Midstream | $2,034 | 12.9% | 10.2% | 7.4% | 100.0% | -- |
| 11/3/15 | Targa Resources Corp. | Targa Resources Partners LP | $12,229 | (7.3%) | (1.8%) | 1.6% | 100.0% | -- |
| 10/26/15 | Western Refining, Inc. | Northern Tier Energy | $5,286 | 2.6% | 10.1% | 0.0% | 35.4% | $17.50 |
| 7/13/15 | MPLX LP | MarkWest Energy Partners, LP | $22,360 | (13.6%) | (10.9%) | (10.0%) | 92.4% | $6.20 |
| 5/6/15 | Crestwood Equity Partners, LP | Crestwood Midstream Partners | $6,920 | (2.0%) | 3.1% | 6.9% | 100.0% | -- |
| 4/6/15 | Tesoro Logistics LP | QEP Midstream Partners LP | $1,145 | (16.0%) | (21.8%) | (16.2%) | 100.0% | -- |
| 1/26/15 | Energy Transfer Partners, LP | Regency Energy Partners LP | $18,593 | (14.8%) | (15.1%) | (8.1%) | 98.8% | $0.32 |
| 6/15/14 | Williams Partners LP | Access Midstream Partners LP | $35,891 | 11.8% | 2.4% | 2.7% | 100.0% | -- |
| 10/13/14 | Targa Resources Partners LP | Atlas Pipeline Partners LP | $6,002 | (8.1%) | (14.2%) | (15.9%) | 96.7% | $1.26 |
| 8/10/14 | Kinder Morgan Inc. | Kinder Morgan Energy Partners | $52,566 | (11.3%) | (6.7%) | (4.8%) | 88.0% | $10.77 |
| 8/10/14 | Kinder Morgan Inc. | El Paso Pipeline Partners | $13,677 | (9.1%) | (4.8%) | 2.7% | 88.0% | $4.65 |
| 7/24/14 | Breitburn Energy Partners | QR Energy LP | $2,856 | 12.5% | 16.3% | 34.0% | 80.7% | $4.29 |
| 10/10/13 | Regency Energy Partners LP | PVR Partners LP | $5,659 | (0.5%) | (4.7%) | (5.8%) | 99.0% | $0.29 |
| 8/27/13 | Plains All American LP | PAA Natural Gas Storage LP | $2,531 | (5.9%) | 4.8% | 3.8% | 100.0% | -- |
| 5/6/13 | Inergy Midstream LP | Crestwood Midstream Partners LP | $2,643 | 5.5% | (0.7%) | (5.6%) | 96.2% | $1.03 |
| 1/29/13 | Kinder Morgan Energy Partners LP | Copano Energy LLC | $4,858 | (13.8%) | (23.3%) | (20.3%) | 100.0% | -- |
| 2/23/11 | Enterprise Products Partners LP | Duncan Energy Partners LP | $3,282 | 0.8% | 1.3% | (1.5%) | 100.0% | -- |
| | **Median** | | **$6,461** | **(3.0%)** | **1.3%** | **2.4%** | **100.0%** | **$2.77** |
| | **Mean** | | **$17,897** | **(3.4%)** | **(0.6%)** | **0.8%** | **95.2%** | **$3.60** |
| *AMGP Proposal* | **Antero Midstream GP LP** | **Antero Midstream Partners LP** | **$11,134** | **(3.1%)** | **0.2%** | **2.9%** | **100.0%** | **--** |
| *AM Proposal* | **Antero Midstream GP LP** | **Antero Midstream Partners LP** | **$11,440** | **(1.7%)** | **1.7%** | **4.5%** | **100.0%** | **--** |

Source: Company filings, Wall Street Research
Note: Accretion Dilution represents Target DCF pro forma for Acquirer Exchange Ratio (grossed up for cash consideration where applicable)

90

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

# Selected Energy Precedent Transactions

*(USD in millions, except per unit (share) data)*

| Announcement Date | Target | Acquiror | Transaction Value ($MM) | Premium 1-Day | Premium 1-Month |
|---|---|---|---|---|---|
| 5/23/2018 | Babcock & Wilcox Enterprises Inc | Steel Partners Holdings LP | $723 | 15% | 21% |
| 4/26/2018 | SJW Group | California Water Service Group | $1,879 | 20% | 29% |
| 4/23/2018 | Vectren Corp | CenterPoint Energy Inc | $8,094 | 10% | 15% |
| 2/5/2018 | 8point3 Energy Partners LP | Capital Dynamics AG | $2,654 | (11%) | (17%) |
| 12/12/2017 | Fairmount Santrol Holdings Inc | SCR Sibelco NV | $1,918 | 14% | 23% |
| 8/29/2017 | Arc Logistics Partners LP | Zenith Energy US LP | $615 | 15% | 13% |
| 8/18/2017 | Calpine Corp | Energy Capital Partners; Access Industries ; CPPIB | $17,389 | 13% | 8% |
| 7/19/2017 | Avista Corp | Hydro One Ltd | $5,282 | 24% | 20% |
| 2/21/2017 | Delta Natural Gas Co Inc | PNG Companies LLC | $260 | 17% | 14% |
| 1/25/2017 | WGL Holdings Inc | AltaGas Ltd | $6,602 | 12% | 13% |
| 8/22/2016 | CST Brands Inc | Alimentation Couche-Tard Inc | $4,409 | 2% | 7% |
| 6/3/2016 | Talen Energy Corp | Riverstone Holdings LLC | $5,045 | 17% | 21% |
| 2/9/2016 | Empire District Electric Co | Algonquin Power & Utilities Corp | $2,371 | 21% | 23% |
| 2/1/2016 | Questar Corp | Dominion Resources Inc | $6,088 | 23% | 28% |
| 10/26/2015 | Piedmont Natural Gas Co Inc | Duke Energy Corp | $6,579 | 42% | 53% |
| 10/26/2015 | APR Energy plc (66.1246%) | Fairfax Financial Holdings; Management; ACON Investments; Albright Capital Management | $737 | (2%) | 159% |
| 9/4/2015 | TECO Energy Inc | Emera Inc | $10,391 | 31% | 27% |
| 8/24/2015 | AGL Resources Inc | Southern Co | $12,401 | 38% | 40% |
| 6/14/2015 | Niska Gas Storage Partners LLC[1] | Brookfield Infrastructure Partners LP | $985 | 223% | 111% |
| 10/20/2014 | Cleco Corp | Macquarie Group; Manulife Financial; British Columbia Investment Management | $4,709 | 15% | 1% |
| 9/29/2014 | Athlon Energy Inc | EnCana Corp | $6,834 | 25% | 26% |
| 4/30/2014 | Pepco Holdings Inc | Exelon Corp | $12,107 | 20% | 35% |
| 12/11/2013 | UNS Energy Corp | Fortis Inc | $4,347 | 30% | 22% |
| 11/19/2013 | Coastal Energy Co | Compania Espanola de Petroleos SA - CEPSA | $2,182 | 28% | 1% |
| 5/29/2013 | NV Energy Inc | Berkshire Hathaway Inc | $10,423 | 20% | 11% |
| 4/8/2013 | Lufkin Industries Inc | General Electric Co | $3,320 | 38% | 30% |
| 1/7/2013 | EnergySolutions Inc | Energy Capital Partners LLC | $957 | 21% | 34% |
| 12/5/2012 | McMoRan Exploration Co | Freeport-McMoRan Copper & Gold Inc | $2,430 | 74% | 18% |
| 12/21/2011 | WCA Waste Corp | Macquarie Infrastructure Partners II | $533 | 30% | 62% |
| 10/17/2011 | Brigham Exploration Co | Statoil ASA | $4,667 | 20% | 19% |
| 9/12/2011 | Global Industries Ltd | Technip SA | $1,073 | 55% | 129% |
| 8/29/2011 | Venoco Inc | Private Investor (Timothy M. Marquez) | $400 | 39% | (2%) |
| 7/15/2011 | Petrohawk Energy Corp | BHP Billiton Ltd | $15,108 | 65% | 62% |
| 6/23/2011 | Central Vermont Public Service Corp | Gas Metro | $670 | 2% | 51% |
| 4/20/2011 | DPL Inc | AES Corp | $4,678 | 9% | 15% |
| 4/15/2011 | Bronco Drilling Co Inc | Chesapeake Energy Corp | $324 | 6% | 14% |
| 11/9/2010 | Atlas Energy Inc | Chevron Corp | $4,672 | 37% | 42% |
| 8/9/2010 | Superior Well Services Inc (92.4%) | Nabors Industries Ltd | $844 | 21% | 26% |
| 3/3/2010 | Southwest Water Co | JP Morgan Asset Management; Water Asset Management | $427 | 56% | 84% |
| 11/1/2009 | Encore Acquisition Co | Denbury Resources Inc | $4,665 | 35% | 36% |
| 9/15/2009 | Parallel Petroleum Corp | Apollo Global Management LLC | $482 | 11% | 66% |
| 7/28/2008 | EnergySouth Inc | Sempra Energy | $731 | 23% | 24% |
| **Median** | | | **$2,987** | **21%** | **24%** |
| **Mean** | | | **4,310** | **29%** | **34%** |

Source: Dealogic as of 8/21/2018.
Note: Excludes MLPs and transactions without publicly available premiums data. Based on deals involving U.S. targets with deal value greater than $250MM, target general industry group defined as oil & gas or utilities & energy, announce date since 2008, acquirer final stake > 90% and 100% cash consideration.
(1) Niska units were trading at $1.21 / unit for a market capitalization of $50MM at the time of the transaction, net debt of $726MM and LTM EBITDA of ($25.4MM).

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91

AR Historical and Projected Taxes Assumptions AR Federal & State NOL Carryforwards NOL Other DTL Net DTL ~$3.0 billion of U.S. federal NOLs that expire at various dates from 2024 through 2037 $772 $45 Significant increase in NOLs due to expensing of IDCs in 2017 ahead of 80% utilization limitation imposed by 2017 JOBS tax reform ~$2.3 billion of state NOLs that expire at various dates from 2024 through 2037 Tax shields eliminate cash taxes entirely through 2021 ($1,911) 2015A 2013A 2014A 2016A 2017A Historical AR Tax Assets & Liabilities NOL Valuation Sensitivity(1) Federal State 2018 2023 2028 2033 2038 0% 5% 10% 15% 20% 2013A 2014A 2015A 2016A 2017A 92 Source: Management Projections, Company Filings. (1) NOL carryforward allocated straight line over utilization period. $1,000 $1,300 $1,100 $1,000 $1,400 $1,200 $1,500 $1,400 $3,000 $2,300 Discount Rate $728$728$728$728$728 $728$570$447$350$274 $728$452$280$174$108 $728$362$180$89$44 $728$292$117$47$19 Utilization Period $440 $439 $540 $529 $728 $522 $19 $495 $33 $450 ($10) $432 $7 ($348) ($795) ($1,371) ($950) ($780) ($787) ($1,234) ($1,479) ($1,552) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Financial Projections 93 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) Gas NGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges) Income from Hedges LP Distributions from AM $2,728 5,194 105 8 $405 87 05 342 $338 $219 $282 2,253 $170 $585 261 56 1,847 261 40 $1,4$016,250 $1,250$464 173 $112 31 173 $135 $2 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,112 $2,216 12 $1,615 $1,684 $1$,18,56460 ,660 $1,102 $519 9 $792 589 2016 2017 2018 20192020 2021 2022 2018A 2019A 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 94 $19 $500 $513 $273 $310 $588 $2,216 $1,854 $1,780 $1,850 ,1 $105$2 0 $2,00$72 $163 1,85 $1,780 $ $103 $1,747$ $163 $1 $1, 684$81 $1,699 $588 $238 $164 $149 $95 ,$51,1589 $238 1$,14,55211 $1,464 $164 $$11,,446542 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $2,305 $2, 72 $2,086$2,100 $2 $338 0 ,305 $35 $4 $ $2,288 $1,774 $1,7 $ $219 2,08 6$ $282 2,10 $37 $1,93$01 74 $224 $1,406 $170 $1,594$ 3 $112 4$01,283$ $1,003 $135 $1,140 $214 03 $901 $290 4,545 4,545 5,194 471 1 05 471 974 33,,994455 402 402 87 834 3,33,33030 342 7700 3,644 3,644 2022 771122 2,702 2,70256 282686 5599 3,222 3,222 2021 603 603 2,822 2,822 2020 1,8472,253 2,382 2,382 2019 465 105 40 7 419 1,92 1,920 2018 332 31 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR AR Downside Pricing at Base Volumes Case ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) GasNGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges) Income from Hedges LP Distributions from AM 5,194 5,194 105 4,545 87 $2,728 $2,263 402 05 7700 $2,100 $405 6 $1,7 $219 $282 261 56 $170 261 40 $1,4$016,250 $1,250$464 173 1,847 40 $112 31 $135 31 3 $817 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow (Net of Land Maintenance Capex) Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,112 $2,216 12 $1,684 $1$,18,56460 ,660 9 $317 589 $182 $184 ($20) 2020E 2 2018A 2019A 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 95 $19 $298 $297 ($115) $588 $2,216 $1,854 $1,780 $1,850 ,1 02 $105$2 0 $2,00$72 2 $163 1,85 2021 $1,780 202 $ $103 $1,747$ 0 $163 $1 2 $1, 20 684$81 $1,699 19 $588 $238 $164 $149 $95 ,$51,1589 018 $238 1$,14,55211 2017 $1,464 $164 $$11,,446542 2016 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $2,305 $1,886$2,08 $1,811$1,889 $1,774$338 $4 $ 74$219 $338 $1,406 $170 $282 $155 $2 $1,703 $851 $388 $128 $1 $1,422 $112 $1,003 $135 $1,140 $ $1,141 $214 03 $901 40$ $291 4,545 471 1 05 471 974 33,,994455 402 87 834 3,33,33030 334422 3,644 3,644 2022 771122 2,702 2,2532,70256 282686 5599 3,222 3,222 2021 603 603 2,822 2,822 2020 1,8472,253 2,382 2,382 2019 465 105 173 7 419 1,92 1,920 2018 332 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) Gas NGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges)Income from HedgesLP Distributions from AM 5,194 4,505105 4,545 471 $2,728 89 $405 $2,305 $2,100 $2,086 $1,774 $1,786 $338 712 $1,77$41,669 $219 $282 $1,537 $1,520 2,253 $170 $201 261 56 1,847 261 40 $1,4$016,252 $1,250$464 173 $112 31 173 $135 $2 31 $1 3 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow (Net of Land Maintenance Capex) Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,216 12 $588 $909 $769 $608 $47 2016 2017 201820192020 2021 2022 2018A 2019A 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 96 $20 $589 $655 $588 $2,216 $1,854 $2,1 $163 $1$,18,56460 $1,850 $1,780 $238 $164 $1$61349 $1,660$1,6$814,443 $1,494 $238 1$,14,55211 $1,464 $164 $$11,,446542 $1,251 $1,179 $81 589 $1,362 $105 $2 $1,388 $103 9$ $1,148 $95 ,511 $1,084 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $1,406 $170 $326 $244 $285 $851 $ $112 $388 $155 $1,305 $1,003 $135 $1,140 $128 $1,107 $214 $ $905 03 $902 $616 $291 4,046 3,945402 87 452 3,605 3,330342 70 392 82 876 3,121 2,702286 59 331 58 834 756 648 2,70256 259 47 3,644 3,087 2022 3,222 2,816 2021 534 1,8472,253 2,822 2,568 2020 465 105 40 7 2,382 2,281 2019 419 1,92 1,920 2018 332 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AM ($ in millions, unless otherwise noted) Operations & EBITDA Low Pressure (Bcf/d) | Water Handling (MBbls/d) Capital Expenditures Gathering & Compression Water Handling Earn-out payment Stonewall MPLX JV Low Pressure Water Delivery Produced Water EBITDA $1,292 $491 $1,460 $925 $1,642 $1,081 $1, $1,642 413 $176 $1,413 $1,222 $1,222 $989 $989 $730 $730 7 $529 $404 $529 6 404 $81 5 $14 4 4 $220 6A 4 3.1 2.7 2018E 2019E 2020E 2.0121E 2022E 2016A 2017A 2016A 2017A 2018E 2019E 2020E 2021E 2022E 0.8 1.1 1.2 1.5 DCF20a17nA d Distrib20u18tEions per20U19nE it 2022E Distribution Breakdown 016A 2020E 2021E2018E – 2022E CAGR LP DCF per Unit LP Distributions per Unit AM LPs AMGP (IDRs) Series B Uni ts $4.29 $3.75 $4.29 $3.24 $3.75 -% 1% 1% 2% 2% 2% 2% $2.74 $4.10% $2.04 $3.42 $3.24 $2.21 $4.10 $1.61 $1.49 $2.85 $3.42 $2.76 $1.72 $1.33 $1.03 $2.07 $2.85 2019E 20$1.61 $1.49 16A2017A 2018$E2.21 2020E 2021E 2022E 8%/2$91%.72 27%/29%34%/29% 18%/29% 16%/20% 14%/20% Growth(1) $1.33 1.76x 1.33x 1.27x1.31x 1.16x 1.11x 1.05x Rat$io1(2.) 03 16A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. (1) YoY growth of LP DCF per unit and LP distributions per unit respectively. (2) Coverage ratio calculated as total DCF over total distributions. 97 YoY Coverage Total LP DCF$353$299$385$516$609$705$807 Tota2l0L1P6A 2017A 2018E 2019E 2020E 2021E 2022E Distributions$269$246$323$416$536$643$771 8% - % 1 22% 7A 1% 29% 30% E 2% 34% 36% 2% 38% 39% 2% 40% 41% 2 2% 41% 42% 92% 20 78% 201 68% 69% 2018 63% 64% 2019E 59% 60% 2020E 57% 58% 2021E 55% 57% 022E 20% 24% 6 261 6.9 243 220 205 5. 178 4.7 1 154 4. 124 3.5 107 94 2.8 1 2.2 73 1.7 52 1.4 40 41 29 $266 7 $491 $214 $266 $164 $815 $1,108 $2 $6$41265 $125 $164 $86 $719 $169 $176 $684 $9$2430 $611 $124 $2 $44 $214 $125 $125 $110 $186 $349 $75 $169 $352 $416 2019E $3$2926 2 $188 .4 $381 2018E $349 2017A 20 $92 $322 2020E 22$E229 $222801 02$12E20 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AM ($ in millions, unless otherwise noted) Operations & EBITDA Low Pressure (Bcf/d) | Water Handling (MBbls/d) Capital Expenditures Gathering & Compression Water Handling Earn-out payment Stonewall Wastewater MPLX JV Low Pressure Water Delivery Produced Water EBITDA $925 $925 $815 $1,642 $1,413 $719 $1,409 $1,222 $1,105 $1,229 $989 $851 $2 $729 $214 $730 7 $529 $404 $529 6 404 6 5 $14 4 E E 2021E $1942022E $19 2.2 4 3.1 2.7 2016A 2017A 2018E 2019E 2020E 2.0121E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E 0.8 1.1 1.2 1.5 DCF20a17nA d Distrib20u18tEions per20U19nE it 2022E Distribution Breakdown 016A 2020E 2021E2018E – 2022E CAGR LP DCF per Unit LP Distributions per Unit AM LPs AMGP (IDRs) Series B Uni ts $4.29 $3.76 $3.33 -% 1% 1% 2% $3.02 $3.75 2% 2% 2% $2.40 $3.24% $2.04 $3.42 $2.97$4.10 $1.61 $1.49 $2.58 $3.42 $2.76 $1.72 $2.15 $1.33 $1.03 $2.07 $2.85 2019E 20$1.61 $1.49 16A 2017A 2018$E2.21 2020E 2021E 2022E 64% Growth(1) $1.33 1.76x 1.33x 1.26x 1.16x 1.21x 1.14x 1.12x Rat$io1(2.) 03 16A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. (1) YoY growth of LP DCF per unit and LP distributions per unit respectively. (2) Coverage ratio calculated as total DCF over total distributions. 98 YoY8%/2$91%.72 27%/29%18%/25%26%/20%10%/15%13%/15% Coverage Total LP DCF$353$299$384$452$568$627$708 Tota2l0L1P6A 2017A 2018E 2019E 2020E 2021E 2022E Distributions$269$246$323$404$485$559$643 8% - % 1 22% 7A 1% 29% 30% E 2% 34% 36% 2% 37% 39% 2% 38% 41% 2 2% 40% 42% 92% 20 78% 201 68% 69% 2018 63% 2019E 59% 61% 2020E 57% 60% 2021E 55% 58% 022E 16% 19% 62.192 4 178 189 172 154 154.4 124 3.8 1 3. 3.1 96 87 2.6 1 68 1.7 49 1.4 40 41 29 $491 0.00 7 $124 $491 $266 $266 $186 $646 $164 $14 $125 $176 $646 $125 $430 $124 $2 $214 $381 $169 $488 $506 $352 $349 $186 $75 $168 $178 $272 $188 .42016A 2018E $381 2017A $349 $682020 $926019 $260 $85 $228 $224 $168 $147 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AMGP ($ in millions, unless otherwise noted) IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions ’18 – ’22 CAGR IDR LLC owns the 100% of the IDRs in AM and has two share classes SQ AM Distribution Policy SQ AM Fully Distributed $441$440 $36$9369 AMGP owns 100% of the Series A units Management owns 100% of the Series B units $415$416 $302 $302 Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter $237 $236 $326 $326 Remaining profits pass through AMGP via Series A shares $250 $251 $144 $144 Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively $86 $166 $52 $86 $101 $166 $48 $52$10 2016A $101 2017A2018E $48 2019E 2020E 2021E 2022E $10 2016A 2017A 2018E 2019E 2020E 2021E 2022E IDR LLC Cash Flow AMGP & Series B Unit Valuation(1,2,5) $592 Distributions to AMGP Taxes G&A Series B Reserved CF 2016A 2017A 2018E 2019E 2020E 2021E 2022E AM Distributions to IDR LLC $17 $70 $144 $237 $357 $464 $592 Series B Take --(2) (7) (12) (20) (26) (34) Cash Distributions to AMGP $17 $67 $137 $224 $338 $438 $559 G&A(3) (1) (1) (2) (2) (2) (2) (2) $85 Taxes (7) (7) (34) (56) (85) (111) (141) $2 CAFD to AMGP Shareholders $10 $59 $101 $166 $251 $326 $416 Illustrative Yield 3.3% 3.3% 3.3% 3.3% 3.3% 3.8% 5.0% $34$34 $11 $2 $1$00101 $$66 $ 2016A 2017A 2018E2019E2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. (1) (2) (3) (4) (5) Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis derived on slide 18. Excludes IPO related G&A. Series B valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis as presented on page 91. 99 AMGP Valuation $290 $1,788 $3,049 $5,029 $7,588 $8,532 $8,344 Series B Valuation(4) N/A N/A $63 $182 $335 $392 $381 $17 $ $2 $2 $464 $34 $141 $2 $357 $2 $111 $416 $2 $237 $2 $326 $251 $2 $144 $56 $166 $69 $2 $ 2 $1100 $4$848 32% 43% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AMGP ($ in millions, unless otherwise noted) IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions IDR LLC owns the 100% of the IDRs in AM and has two share classes SQ AM Distribution Policy SQ AM Fully Distributed $441 AMGP owns 100% of the Series A units Management owns 100% of the Series B units ’18 – ’22 CAGR $369 $371 $415 $302 Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter $314 $326 $237 $273 $326 Remaining profits pass through AMGP via Series A shares $250 $144 $192 $166 $266 Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively $86 $144 $101 $52 $215 $86 $48 $157 2019E $10 $52 2016A $10 2017A $48 $120018E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E IDR LLC Cash Flow AMGP & Series B Unit Valuation(1,2,5) Distributions to AMGP Taxes G&A Series B Reserved CF 2016A 2017A 2018E 2019E 2020E 2021E 2022E $2 AM Distributions to IDR LLC $17 $70 $144 $225 $306 $380 $464 $464 $2 Series B Take --(2) (7) (12) (17) (21) (26) Cash Distributions to AMGP $17 $67 $137 $213 $290 $359 $438 (3) (1) (1) (2) (2) (2) (2) (2) G&A Taxes (7) (7) (34) (53) (73) (90) (111) $2 $2 CAFD to AMGP Shareholders $10 $59 $101 $157 $215 $266 $326 $53 Illustrative Yield 3.3% 3.3% 3.3% 3.3% 3.3% 4.8% 5.7% $2 $34 165 $1 $2 $1 $17 $$66 $$1100 2016A 2017A 2018E 2019E2020E2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. (1) (2) (3) (4) (5) Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis derived on slide 18. Excludes IPO related G&A. Series B Valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis as presented on page 91. 100 AMGP Valuation $290 $1,788 $3,049 $4,769 $6,508 $5,512 $5,725 Series B Valuation(4) N/A N/A $63 $166 $270 $211 $224 $38$02 $2 $111 $306 $2$2 $90 $326 $225 $73 $266 $144 $56 $215 $157 $2 $69 $34 $ $1$01001 $$4488 34% 27% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Status Quo AR Base Volumes Case, AR Downside Volumes Case, and Wall Street Consensus ($ in millions, unless otherwise noted) Wall Street Consensus Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case 2019E – 2022E CAGR Commentary EBITDA $4.29 $1,642 AM is covered by 14 analysts as compared to 22 for AR and 11 for AMGP $3.81 $1,413 $1,382 $1,564 $3.42 $1,222 $1,409 Median price target of $37.50 as of 8/21/2018 $1,192 $1,229 $989 $936 $1,105 $730 $714 $729 Average price target range of $33.00 - $51.00 as of 8/21/2018 $851 $529 2017A 2018E 2019E 2020E 2021E 2022E 2019E – 2022E CAGR 2019E – 2022E CAGR Distributable Cash Flow / LP Unit Distributions per Unit 1E $4.29 $4.10 $3.51 $3.42 $3.75 $3.76 16% $3.13 $2.85 $3.42 $3.33 $3.245 $2.97 $2.21 $2.20 $2.82 $2.58 $2.69 $2.74 $1.72 $1.72 $2.15 $3.02 $1.71 $2.20 $2.04 $2.40 $0.47 $1.61 $2.04 2017A 2018E 2019E 2020E 2021E 2022E 2017A 2018E 2019E 2020E 2021E 2022E 101 Source: Management Projections, Thomson One, FactSet as of 8/21/2018. 23% 17% 17% 16% 7% 18% 19% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Status Quo AR Base Volumes Case, AR Downside Volumes Case, and Wall Street Consensus ($ in millions, unless otherwise noted) Wall Street Consensus Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case 2019E – 2022E CAGR Commentary EBITDA $4.29 $559 AMGP is covered by 11 analysts as compared to 22 for AR and 14 for AM $3.81 $438 $3.42 $438 Median price target of $23.00 as of 8/21/2018 $338 $359 $290 $224 Average price target range of $22.00 - $27.00 as of 8/21/2018 $337 $137 $133 $213 $221 $137 $59 2017A 2018E 2019E 2020E 2021E 2022E 2019E – 2022E CAGR 2019E – 2022E CAGR Total Distributions to AMGP Shareholders Distributions per Share 1E $416 $2.23 $326 $1.75 $326 $1.75 $251 $266 $1.35 $1.43 $215 $1.15 $166 $0.89 $251 $1.35 $101 $0.54 $100 $0.54 $157 $165 $0.85 $0.89 $56 $0.30 $101 $0.54 2017A 2018E 2019E 2020E 2021E 2022E 2017A 2018E 2019E 2020E 2021E 2022E 102 Source: Management Projections, Thomson One, FactSet as of 8/21/2018. Note: WSC estimates available for AMGP through 2020E. 2017A distributions / share represents 4th quarter distribution annualized. 36% 27% 36% 27% 36% 27% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Projections at AMGP Proposal AR Base Volumes Case & AR Downside Volumes Case ($ in millions, unless otherwise noted) ll Street Consensus EBITDA Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case FY 2018E EBITDA Distributable Cash Flow 2019E – 2022E CAGR 2019E – 2022E CAGR $4.29 $1,642 $1,440 $3.81 $3.$412,413 $1,214 $1,222 $1,021 $1,409 $989 $836 $1,103 $783 $1,229 $1,043 $1,105 $939 $620 730 729 $851 $710 $729 $568 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E Distributable Cash Flow / Share Dividend / Share 2019E – 2022E CAGR 1E 2019E – 2022E CAGR $2.75 $2.52 $2.38 $2.10 $2.00 $1.74 $2.16 $1.64 $2.05 $1.98 $1.35 $1.84 $1.80 $1.22 $1.60 $0.93 $1.39 $1.14 $1.09 $0.85 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E 103 Source: Management Projections, Thomson One, FactSet as of 8/21/2018. Note: Analysis based on fully diluted share count. 19% 16% 23% 20% 20% 16% 18% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Projections at AM Proposal AR Base Volumes Case & AR Downside Volumes Case ($ in millions, unless otherwise noted) ll Street Consensus EBITDA Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case FY 2018E EBITDA Distributable Cash Flow 2019E – 2022E CAGR 2019E – 2022E CAGR $4.29 $1,447 $1,642 $3.81 $3.$412,413 $1,213 $1,222 $1,020 $1,409 $989 $1,127 $783 $835 $1,229 $1,043 $1,105 $939 $619 730 729 $851 $709 $729 $567 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E Distributable Cash Flow / Share Dividend / Share 2019E – 2022E CAGR 1E 2019E – 2022E CAGR $2.66 $2.44 $2.30 $2.03 $1.94 $1.68 $2.14 $1.59 $1.96 $1.98 $1.30 $1.78 $1.74 $1.18 $1.06 $1.55 $1.35 $1.10 $1.07 $0.98 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E 104 Source: Management Projections, Thomson One, FactSet as of 8/21/2018. 19% 17% 23% 21% 20% 17% 18% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Midstream Distribution Growth vs. Yield MLPs vs. C-Corps Non-Sponsored MLPs Midstream C-Corps Denotes MLPs without IDRs 16.0% 14.0% 12.0% 10.0% HEP ANDTXLP 8.0% EQM DCP ENBL WGP 6.0% VLP BP M MCPEQP 4.0% 2.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Distribution Growth (2018E-2022E) CAGR (%) 105 Sources: Company filings, FactSet estimates as of 8/21/2018 Note: Companies selected represent dividend/distribution paying midstream C-Corps and MLPs (both with and without IDRs). 2018E Yield (%) E&P Sponsored Other High Growth SM LP PF AMGP 2019E – 2022E Distribution Growth CAGR (AR Downside Case) = ~20% PF AMGP 2019E – 2022E Distribution Growth CAGR (AR Base Case) = ~23% ENLK EQG NBL P X KM I SEM G WES CNXM TRGP ENLC SHLX PSXPHESM M P TRP PAGPWM B AM GP AM y = 0.0769e-1.748x R² = 0.5969 y = 0.0769e-1.757x R² = 0.4466 •4 of 7 E&P-sponsored MLPs (not including AM) are above the regression line that includes AMGP •All C-Corps except TEGP are below the regression line that includes AMGP Excluding AMGP I ncluding AMGP CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Cost of Capital 106 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

# SQ AM Peer Group Cost of Equity Analysis

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## Comparable Public Company Yield-Based Cost of Equity

### Expected Total Return

| A | B | C | D | E | F |
|---|---|---|---|---|---|
| Company | Expected Current - 2020E Distribution CAGR | Long-Term Economic Growth Estimate | Expected Growth[1] | Current Yield | Implied Total Return |
| CNX Midstream Partners LP | 14.9% | 4.0% | 5.6% | 6.6% | 12.2% |
| Phillips 66 Partners LP | 10.3% | 4.0% | 4.9% | 5.4% | 10.3% |
| Hess Midstream Partners LP | 15.2% | 4.0% | 5.7% | 5.6% | 11.3% |
| Noble Midstream Partners LP | 20.0% | 4.0% | 6.4% | 4.5% | 10.9% |
| BP Midstream Partners LP | 14.2% | 4.0% | 5.5% | 5.2% | 10.7% |
| Shell Midstream Partners LP | 12.3% | 4.0% | 5.2% | 6.2% | 11.5% |
| Valero Energy Partners LP | 15.5% | 4.0% | 5.7% | 5.6% | 11.3% |
| Western Gas Partners, L.P. | 5.5% | 4.0% | 4.2% | 7.5% | 11.7% |
| EQT Midstream Partners LP | 14.8% | 4.0% | 5.6% | 7.8% | 13.4% |
| Median | 14.9% | 4.0% | 5.6% | 5.6% | 11.3% |
| Mean | 14.6% | 4.0% | 5.6% | 5.6% | 11.2% |

### Cost of Equity
*Sensitized Peer Total Return*

| | | |
|---|---|---|
| Cost of Equity | 10.8% | 11.8% |

### Cost of Equity
*Barra Beta*

| | Low | High |
|---|---|---|
| Raw Beta [2] | 0.76 | 1.02 |
| Spot Risk-Free Rate [3] | 2.9% | 2.9% |
| Equity Risk Premium [4] | 6.0% | 6.0% |
| Cost of Equity | 7.5% | 9.1% |

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 8/21/2018.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.
(2) Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(3) 20-year treasury bond yield as of 8/21/18.
(4) Duff & Phelps historical arithmetic premium.

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SQ AMGP Peer Group Cost of Equity Analysis Comparable Public Company Yield-Based Cost of Equity Expected Total Return Expected Current - 2020E Distribution CAGR Long-Term Economic Growth Estimate Expected Growth(1) Company Current Yield Implied Total Return 4.0% 4.6% 6.6% 11.2% Western Gas Equity Partners, LP 8.2% Cost of Equity Sensitized Peer Total Return Cost of Equity Barra Beta Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 2.9% 2.9% Equity Risk Premium (4) 6.0% 6.0% Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 8/21/2018. (1) Weights Expected Current – 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 8/21/18. Duff & Phelps historical arithmetic premium. (2) (3) (4) 108 Cost of Equity8.0%9.8% Cost of Equity 10.2% 11.2% M edian 8.4% 4.0% 4.7% 6.0% 10.7% M ean 8.4% 4.0% 4.7% 6.0% 10.7% EQT GP Holdings LP 8.6% 4.0% 4.7% 5.5% 10.2% A B C D E F CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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# PF AMGP Peer Group WACC Analysis

## Expected Total Return

| A | B | C | D | E | F |
|---|---|---|---|---|---|
| Company | 2018E - 2020E Dividend CAGR | Long-Term Economic Growth Estimate | Expected Growth[(1)] | Current Yield | Implied Total Return |
| Kinder Morgan Inc | 25.0% | 4.0% | 7.1% | 2.8% | 9.9% |
| ONEOK, Inc. | 10.5% | 4.0% | 5.0% | 4.4% | 9.4% |
| Plains All American Pipeline GP | 9.9% | 4.0% | 4.9% | 4.5% | 9.4% |
| SemGroup Corporation | 5.1% | 4.0% | 4.2% | 7.0% | 11.1% |
| Targa Resources Corp. | 0.8% | 4.0% | 3.5% | 6.7% | 10.2% |
| The Williams Companies, Inc. | 6.3% | 4.0% | 4.3% | 3.9% | 8.3% |
| EQT GP Holdings LP | 8.6% | 4.0% | 4.7% | 5.5% | 10.2% |
| Western Gas Equity Partners, LP | 8.2% | 4.0% | 4.6% | 6.6% | 11.2% |
| CNX Midstream Partners LP | 14.9% | 4.0% | 5.6% | 6.6% | 12.2% |
| EQT Midstream Partners LP | 14.8% | 4.0% | 5.6% | 7.8% | 13.4% |
| Hess Midstream Partners LP | 15.2% | 4.0% | 5.7% | 5.6% | 11.3% |
| Noble Midstream Partners LP | 20.0% | 4.0% | 6.4% | 4.5% | 10.9% |
| BP Midstream Partners LP | 14.2% | 4.0% | 5.5% | 5.2% | 10.7% |
| Shell Midstream Partners LP | 12.3% | 4.0% | 5.2% | 6.2% | 11.5% |
| Valero Energy Partners LP | 15.5% | 4.0% | 5.7% | 5.6% | 11.3% |
| **Median** | **12.3%** | **4.0%** | **5.2%** | **5.6%** | **10.9%** |
| **Mean** | **12.1%** | **4.0%** | **5.2%** | **5.5%** | **10.7%** |

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 8/21/2018.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.

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PF AMGP Peer Group WACC Analysis (cont.) Cost of Equity Comparable Company Yield-Based Cost of Equity Barra Beta Low High Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 2.9% 2.9% Cost of Equity 10.4% 11.4% Equity Risk Premium (4) 6.0% 6.0% Market Value of Equity $9,788 $9,788 Cost of Capital PF Capital Structure Cost of Capital Optimal Capital Structure(5) Low High Low High Cost of Equity Cost of Debt 10.4% 3.4% 11.4% 4.9% Cost of Equity 10.4% 3.4% 11.4% 4.9% (1) Cost of Debt Market Value of Equity Total Debt $9,788 $1,420 $9,788 $1,420 Market Value of Equity Total Debt $9,788 $3,460 $9,788 $3,460 Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 8/21/2018. (1) (2) (3) (4) (5) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 5.6% cost of debt at AM. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 8/21/18. Duff & Phelps historical arithmetic premium. Optimal Capital Structure based on Total Debt of 3.5x 2019E EBITDA 110 Cost of Capital8.6%9.7% Cost of Equity9.5%10.6% Cost of Capital10.4%11.4% Cost of Equity8.0%9.8% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Additional Market Detail 111 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IDENTIAL DRAFT JECT TFOocCusHArNeGaE Wet Gas Type Curve Area Overview Type Curve Map with AR BTU Lines and TPH TC Areas TPH Type Curve Areas(1) 1 SW Lean Wet Gas IRR: 46% Antero Type Curve Areas(1) Rich Gas BTU Range: 1,100-1,200 2019 Wells: 4 IRR(2): 30% Highly Rich Gas AR Inventory Overview(1) Inventory Highly-Rich Gas Cond. Highly-Rich Gas Rich Gas Condensate Dry Gas 14 106 3 19 3 30 101 13 2 9 33 96 5 17 9 57 59 33 8 8 55 68 31 8 3 285 527 512 152 155 Source: DrillingInfo, IHS, Company data. Antero assumptions based on Antero publicly disclosed information. Note: Marcellus wells with first production on or after 1/1/2015. IRRs for 12,000’ laterals at strip as of 3/29/2018, unless otherwise noted. (1) TPH IRR assumes 40% ethane recovery; Antero IRR assumes ethane rejection. (2) IRR at strip as of 12/31/2017. 112 1,631 Total 145 155 160 165 165 Avg. Lateral Length 9,800 10,500 11,850 12,600 12,750 Remaining 2018E 2019E 2020E 2021E 2022E 2 SW Southern Rich Wet Gas IRR: 44% 3 SW Southern Gas Condensate IRR: 67% B BTU Range: 1,200-1,275 2019 Wells: 101 IRR: 47% Highly Rich Gas Condensate BTU Range: 1,275-1,350 2019 Wells: 30 IRR: 115% C AM Gathering Pipelines AM Water Delivery Pipelines 2 31 A B C A CONF SUB

Type Curve Summary Type Curve Plot TPH RWG TC Fit TPH GC TC Fit TPH Avg Gas AR TC Fit AR/TPH Bridge Gas TPH Avg Gas 12,000 Type Curve EUR, Gross Wellhead (MMcfe) Oil (Mbbl) Gas (MMcf) 10,890 85 10,380 9,413 226 8,059 18,668 146 17,795 16,137 387 13,816 23,185 84 22,679 23,946 211 22,679 9,000 EUR, Gross Sales (MMcfe) Oil (Mbbl) Gas (MMcf) NGL (Mbbl) % Liquids Cond Yield (bbl/MMcf) Cond Yield, Decline Period (Months) NGL Yield (bbl/MMcf) 14,004 85 8,823 779 37% 15-8 3 75 12,154 226 6,448 725 47% 55-25 12 90 24,006 146 15,125 1,335 37% 15-8 3 75 20,835 387 11,053 1,243 47% 55-25 12 90 30,215 84 21,545 1,361 29% 19-3 6 60 31,883 211 20,411 1,701 36% 130-5 6 75 6,000 3,000 Type Curve Parameters 0 24-Hr IP - Peak Rate, Gas (Mcf/d) Initial Decline (%/yr) B Factor Terminal Decline (%/yr) 5,500 - 8,000 59% 1.30 6% 4,000 - 7,000 63% 1.30 6% 9,400 - 13,700 59% 1.30 6% 6,900 - 12,000 63% 1.30 6% 19,420 61% 1.30 6% 19,420 61% 1.30 6% 0 1 2 3 4 5 Year Selected Observations Economic Assumptions TPH type well criteria D&C ($M) $6,400 $6,700 $10,100 $10,500 $11,400 $11,400 Operators: All Vintage Cut-Off: 2015+ Fixed LOE ($/well/mo) Variable LOE, Oil ($/bbl) Variable LOE, NGL ($/Mcf) Total All-In Gas LOE(2) ($/Mcf) Variable LOE, Water ($/bbl) $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $1,353 - - $1.99 - $1,353 - - $1.99 - WV only reports data annually Proppant Cut-Off: 1,500+ lb/ft Stage Spacing Cut-Off: <200 ft Segregated by fluid window Differential, Oil ($/bbl) Differential, Gas ($/Mcf) Differential, NGL (% of Strip) BTU Factor(3) (Btu/scf) Residual Shrink (%) ($7.50) ($0.60) 40% 1.083 85% ($7.50) ($0.60) 40% 1.083 80% ($7.50) ($0.60) 40% 1.083 85% ($7.50) ($0.60) 40% 1.083 80% ($6.00) $0.03 65% 1.000 95% ($6.00) $0.03 65% 1.000 90% A type curve similar to Antero’s publicly disclosed curve can be observed by filtering the data to observe: Royalty (%) 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% Only AR operated wells 2016+ vintage cut-off All fluid windows Results NPV10 at Strip(4) ($MM) $4.0 $5.3 $8.0 $10.3 $9.8 $16.2 F & D ($/Mcfe) $0.54 $0.65 $0.49 $0.59 $0.44 $0.42 Source: DrillingInfo, IHS, Company data. Antero assumptions based on Antero publicly disclosed information. Note: TPH IB assumes 40% ethane recovery; Antero assumes ethane rejection. (1) (2) (3) (4) Assumes 100% AM water & processing fees. Antero Variable LOE is $1.99 / Mcfe (applied on total equivalent production) and includes midstream and transportation expenses. BTU uplift is included in the +$0.03 gas differential . Economics run at 5 year strip as of 3/29/2018. 113 Cumulative Gas Prod (MMcf) IRR at Strip(4) (%) 35% 53% 44% 67% 47% 115% Total Opex / Mcfe ($/Mcfe) $1.30 $1.32 $1.24 $1.25 $2.02 $2.02 D&C / ft ($M) $0.914 $0.957 $0.842 $0.875 $0.950 $0.950 Avg Lateral Length (ft) 7,000 7,000 12,000 12,000 12,000 12,000 EUR, Sales / 1k' (Bcfe) 2.00 1.74 2.00 1.74 2.52 2.66 EUR, WH / 1k' (Bcfe) 1.56 1.34 1.56 1.34 1.93 2.00 Bridging TPH curve to AR by changing well criteria as described below TPH IB Antero Disclosed(1) S Rich Wet Gas S Gas Condensate S Rich Wet Gas 12K' S Gas Condensate 12K' Highly Rich Gas High Rih Gas Condensate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IRR Price Sensitivities Oil Price Sensitivity(1) Gas Price Sensitivity(2) 63% 102% $60 / bbl $2.90 / mmbtu $55 / bbl $2.75 / mmbtu $2.70 / mmbtu 27% ce sensitivities at AR Downside Pricing(3) Case Source: Antero assumptions based on Antero publicly disclosed information. Note: TPH IB assumes 40% ethane recovery; Antero assumes ethane rejection. (1) (2) (3) Holds Gas price flat at $2.80 / MMBtu. Holds Oil price flat at $50 / bbl. “AR Downside Pricing Case” applies $2.50 natural gas / $50 oil pricing to “AR Base Volumes Case” production. 114 64% 46% 43% 78% 51% 37% 36% $50 / bbl 59% 39% 29% 30% $45 / bbl $40 / bbl 42% 30% 23% 24% 29% 21% 17% 19% Indicates IRR pri 42% 33% 33% 56% 38% 28% 29% 54% 37% 26% $2.50 / mmbtu 45% 32% 21% 22% $2.30 / mmbtu 37% 27% 16% 17% TPH SW Southern Rich Wet GasTPH SW Southern Gas CondensateAR Highly Rich GasAR Highly Rich Gas Condensate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

EUR / D&C Benchmarking EUR (Bcfe / 1,000’) 2.9 2.7 2.5 D&C ($ / ft) $950 $950 115 Source: Company IR materials. Antero assumptions based on Antero publicly disclosed information. Highly Rich Gas Cond Highly Rich Gas $897 $893 $825 Median = $893 Highly Rich Gas Cond Highly Rich Gas .6 2.4 1 Median = 2.4 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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